        EXECUTION VERSION
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]
AIR TRANSPORTATION SERVICES AGREEMENT
DATED AS OF OCTOBER 20, 2022
BETWEEN
HAWAIIAN AIRLINES, INC.
AND
AMAZON.COM SERVICES LLC

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Exhibit A: Committed Aircraft
Exhibit B: Form of Work Orders
Exhibit B-1:    Form of CMI Work Order
Exhibit B-2:    Form of ACMI Work Order
Exhibit B-3:    Form of Blocked Space Work Order
Exhibit B-4:    Form of Ground Services Work Order

Exhibit C: Performance Standards
Exhibit D: Invoices; Payments; Deposits; Weekly Activity Statements
Exhibit E: Price Schedule
Exhibit F: Flight Schedule
Exhibit G: USPS Provisions
Exhibit H: Third Party Information Security Requirements
Exhibit I:    Form of Sublease for Amazon Aircraft
Exhibit J:    Baseline Configuration

iii

AIR TRANSPORTATION SERVICES AGREEMENT
This Air Transportation Services Agreement, attached Exhibits and Schedules, and applicable Work Orders (collectively, this “Agreement”) dated as of October 20, 2022 (“Effective Date”) is entered into between Hawaiian Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware (“Hawaiian”), and Amazon.com Services LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Amazon.com Services”).
RECITALS
Hawaiian, through the Hawaiian Providers (as defined in Section 1), provides air cargo transportation and related services;
Amazon operates an international e-commerce business distribution network;
The Parties desire to enter into an arrangement for Hawaiian to provide air cargo transportation and related services to Amazon pursuant to the terms and conditions of this Agreement; and
The Parties also desire to have Hawaiian issue warrants to Amazon.com, Inc. (a Delaware corporation of which Amazon.com Services and its Affiliates are wholly owned subsidiaries) to purchase shares representing a total of [***] of Hawaiian’s common stock.
In consideration of the premises, and of the representations, warranties, covenants, and agreements set forth herein, and intending to be legally bound, the signatories to this Agreement agree as set forth herein.
AGREEMENT
1.DEFINITIONS
“ACMI Services” means Services provided by a Carrier under an ACMI Work Order on an aircraft, crew, maintenance, and insurance basis using the dedicated cargo capacity of an entire Hawaiian Aircraft.
“ACMI Work Order” means a Work Order in the form of Exhibit B-2.
“Additional Aircraft” means any Aircraft not listed in Exhibit A that becomes subject to an ACMI or CMI Work Order after the Effective Date.
“Additional Insureds” is defined in Section 9.2.
“Additional [***] Spare Parts” is defined in Section 2.6.13.
“Affiliate” means, with respect to a specified entity, any other entity that, directly or indirectly, controls, is controlled by, or is under common control with such specified entity,
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where “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, or otherwise.
“Agreed Value” means: [***].
“Agreement” is defined in the Preamble, as it may be amended, amended and restated, or supplemented from time to time in accordance with the terms of this Agreement.
“Aircraft” means any Amazon Aircraft or Hawaiian Aircraft used to provide the Services.
“Amazon” means collectively, unless otherwise specified, Amazon.com Services and any of its Affiliates for which a Hawaiian Provider performs Services pursuant to a Work Order in accordance with Section 13.9.
“Amazon Aircraft” means an Aircraft that is owned by or leased to Amazon and leased or subleased to a Carrier under this Agreement.
“Amazon Aircraft Heavy Maintenance” means [***]

“Amazon Aircraft Lease” means a lease for an Amazon Aircraft entered into between Amazon (or one of its Affiliates) and a Carrier under this Agreement, in a form to be mutually agreed containing industry standard commercial terms, subject to and incorporating, as applicable, the requirements of any financing party.
“Amazon Aircraft Lease/Sublease” means, as applicable: (a) an Amazon Aircraft Lease if the Aircraft is owned by Amazon or an Amazon Affiliate; or (b) or Amazon Aircraft Sublease if the Aircraft is owned by a third party and leased to Amazon or an Amazon Affiliate.
“Amazon Aircraft Sublease” means a sublease for an Amazon Aircraft entered into between Amazon (or one of its Affiliates) and a Carrier under this Agreement, which will be in the form of Exhibit I for the Committed Aircraft and any Additional Aircraft with the same head lessor, or, for any Additional Aircraft with a different head lessor, in a form to be mutually agreed containing industry standard commercial terms, subject to and incorporating, as applicable, the requirements of Amazon’s third party lessor and any financing party.
“Amazon Early Termination Fee” is defined in Section 4.3.
“Amazon Indemnified Parties” is defined in Section 7.1.
“Amazon Leadership Representative” means a Director of Amazon, a Vice President of Amazon, or such individual(s) as Amazon may designate from time to time in writing to Hawaiian.
“Amazon Parties” is defined in Section 9.1.5.
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“Amazon Reports and Electronic Communications” is defined in Section 2 of Exhibit C.
“Amazon Spare Request” is defined in Section 2.11.3.
“Amazon Subcontractor Claim” is defined in Section 10.3.
“Amazon.com Services” is defined in the Preamble.
“APU” means auxiliary power unit.
“Arrival Performance” is defined in Section 4.1 of Exhibit C.
“Availability Window” is defined in Section 2.11.4.
“Baseline Configuration” means, for the applicable Aircraft type, the Baseline Configuration included in Exhibit J.
“Blocked Space” is defined in the applicable Blocked Space Work Order.
“Blocked Space Arrival Performance” is defined in the applicable Blocked Space Work Order.
“Blocked Space Performance Standards” is defined in the applicable Blocked Space Work Order.
“Blocked Space Services” means Services provided by Hawaiian under a Blocked Space Work Order on a blocked space basis using less than the full cargo capacity of a Hawaiian Aircraft and, as well as all necessary Ground Services.
“Blocked Space Work Order” means a mutually agreed Work Order in the form of Exhibit B-3.
“Block Hour” means each hour that the Aircraft is operated on a flight in the performance of the Services, computed from removal of the wheel chocks from the front of the Aircraft until the placement of wheels chocks in front of the Aircraft at the end of such flight and rounded to the nearest tenth of an hour.
“Business Days” is defined in Section 13.7.
“CAA” means, as applicable, the United States Federal Aviation Administration, United States Department of Transportation, United States Transportation Security Administration, and any other Governmental Entity that has control or supervision of civil aviation in a country or jurisdiction over a Carrier, an Aircraft, or the Services.
“Cargo Recovery Time” is defined and set forth in the applicable Blocked Space Work Order.
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“Cargo Services” means, as applicable: (a) unloading Amazon’s (or any Amazon designee’s) cargo from the ground transportation vehicle; (b) loading the cargo onto Amazon’s ground transportation vehicle at destination; (c) documentation check; (d) container build/break; (e) warehousing; (f) providing all cargo handling Personnel and equipment (including ULDs); and (g) X-ray and all screening as required by applicable Laws.
“Cargo Tender Time” is defined and set forth in the applicable Blocked Space Work Order.
“Carrier” is defined in Section 2.2.
“Carrier’s Costs” is defined in Exhibit E.
“Carrier Delay” is defined in Exhibit C.
“Carrier Work Order” is defined in Section 2.2 and, for clarity, includes ACMI Work Orders, CMI Work Orders, and Blocked Space Work Orders.
“Change of Control” means, with respect to Hawaiian: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, in a transaction or series of transactions of equity securities in Hawaiian representing more than 50% of either the aggregate voting power or the aggregate equity value represented by the issued and outstanding equity securities in same, whether as a result of a merger, consolidation, reorganization (including under the any applicable bankruptcy or insolvency laws), stock purchase transaction, issuances of equity securities or otherwise, by any other Person or group of other Persons; (b) a sale, assignment, transfer, contribution or other disposition, directly or indirectly, of all or substantially all of the property, business, or assets of Hawaiian to any other Person or group of other Persons; or (c) the dissolution or liquidation of Hawaiian.
“CMI Services” means Services provided by a Carrier under a CMI Work Order on a crew, maintenance, and insurance basis using an Amazon Aircraft.
“CMI Work Order” means a Work Order in the form of Exhibit B-1.
“Claims” is defined in Section 7.1.
“Committed Aircraft” means the Amazon Aircraft listed in Exhibit A.
“Common Carrier” means any Person that is in the regular business of providing transportation services or transporting freight (as distinguished from a private carrier that only transports occasionally or as a one-time-only event).
“Compliance Requirements” is defined in Section 5.5.
“Contract Year” means each period during the Term of this Agreement beginning October 20 through the next following October 19.
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“EHM Data” is defined in Section 2.24.4.
“Effective Date” is defined in the Preamble.
“ETOPS” is defined in Section 2.5.1.
“Event of Default” is defined in Section 4.6.
“Excluded Claims” is defined in Section 8.1.
“Expiration Date” is defined in Section 4.8.
“Excluded Claims” is defined in Section 8.1.
“Fixed Monthly Charge” is defined in the Price Schedule.
“Flight Crew” means a flight crew consisting of one captain and one first officer.
“Flight Cycle” means a cycle consisting of one takeoff and one landing.
“Flight Operations Requirements” is defined in Section 5.9.
“Flight Schedule” is defined in Section 2.10.1.
“Force Majeure” is defined in Section 2.13.
“Fuel Charges” is defined in Section 2.6.1.
“Fuel Optimization Program” means Hawaiian’s fuel optimization program provided to Amazon by Hawaiian on September 30, 2022.
“GOM” means a Carrier’s CAA-approved Ground Operations Manual.
“Governmental Entity” means: (a) any national government, any political subdivision thereof, or local authority therein, whether foreign or domestic; (b) any agency, board, commission, department, division, organ, instrumentality, or court of any of the foregoing, however constituted; and (c) any organization, association, or institution, of which any of the foregoing is a member or to whose jurisdiction it is subject or in whose activities it is a participant.
“GPU” means ground power unit.
“Ground Handling Services” means: (a) transportation of cargo to and from warehouse storage to Aircraft (i.e., airside); (b) ground handling of Aircraft (including aircraft load and unload); (c) fueling of aircraft; (d) ramp handling; and (e) all aircraft weight and balance.
“Ground Services” means both Ground Handling Services and Cargo Services.
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“Ground Services Work Order” is defined in Section 2.8.1.
“Hawaiian” is defined in the Preamble.
“Hawaiian ACMI Aircraft” means a Hawaiian Aircraft subject to an ACMI Work Order.
“Hawaiian Aircraft” means an Aircraft provided by Hawaiian or a Hawaiian Affiliate to be used in connection with the performance of the Services.
“Hawaiian C Check Costs” means [***].

“Hawaiian Early Termination Fee” is defined in Section 4.5.
“Hawaiian Indemnified Parties” is defined in Section 7.3.
“Hawaiian Providers” means collectively, unless otherwise specified, any Hawaiian Affiliate that performs Services for Amazon pursuant to a Work Order in accordance with Section 13.9.
“Hazardous Materials” is defined in Section 13.10.
“Hawaiian Maintenance” means any maintenance services that are not specifically Amazon Aircraft Heavy Maintenance.
“Hawaiian Subcontractor Claim” is defined in Section 10.3.
“Heavy Maintenance Plan” is defined in Section 2.24.2.
“IATA” means the International Air Transportation Association.
“ICAO” means the International Civil Aviation Organization.
“Income Taxes” is defined in Section 11.
“Initial Term” is defined in Section 4.1.
“In-Service Date” means the date that Hawaiian actually begins operating an Aircraft on flights in the Amazon network (including as a Network Spare).
“Insurance Requirements” is defined in Section 9.2.
“KPI” is defined and set forth in the applicable Ground Services Work Order.
“Law” means: (a) any statute, regulation, by-law, ordinance, or subordinate legislation in force to which a Party is subject; (b) the common law as applicable to the Parties; (c) any binding court order, judgment, or decree to which a Party is subject; (d) any applicable industry code, policy or standard, in each case enforceable by law; (e) any applicable treaty or convention
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ratified by any applicable Governmental Entity, including the Convention for the Unification of Certain Rules Relating to International Carriage by Air signed in Warsaw, Poland on 12 October 1929, as amended, and the Convention for the Unification of Certain Rules for International Carriage by Air signed in Montreal, Canada on 28 May 1999, as amended; and (f) all applicable statutory and all other rules, guidance regulations, instruments and provisions in force including the rules, codes of conduct, codes of practice, practice requirements guidance, and accreditation terms stipulated by any Governmental Entity to which any Party is subject (for clarity, including rules of air navigation services providers and airport authorities).
“Maintenance Data” means Aircraft maintenance data for each Aircraft, including current maintenance status, Flight Crew and maintenance log pages, ACARS data, Aircraft minimum equipment list, engineering order database, maintenance program manual, maintenance planning, gateway capabilities (including staffing, qualifications, capabilities, tooling, equipment, and spare parts at each gateway), tracking of materials for scheduled and unscheduled maintenance, Aircraft trend analysis and reliability data, and engine performance data, in each case including data extraction capability, if available.
“Maintenance Fuel” means any aircraft fuel used outside of the loading/unloading process and in connection with Hawaiian Maintenance (e.g., for engine runs or to power the APU), calculated using a deemed fuel burn rate of [***] lbs. of fuel per hour.
“Monthly Disincentive Credit” is defined in Section 4.1 of Exhibit C.
“Monthly Incentive Bonus” is defined in Section 4.1 of Exhibit C.
“Monthly Invoice” is defined in Section 4 of Exhibit D.
“NDA” is defined in Section 6.1.
“Network Spare” is defined in Section 2.11.4.
“NTSB” means the National Transportation Safety Board.
“OEM” means for any Aircraft, engine, or part or component thereof, the original equipment manufacturer.
“Operating Authority” is defined in Section 5.9.
“ORR” is defined in Section 2.24.4.
“Party” means Hawaiian and Amazon.com Services and, as applicable, any Hawaiian Provider or Amazon Affiliate to the extent that such Hawaiian Provider or Amazon Affiliate is a party to a current Work Order.
“Performance Standards” is defined in Section 2.4.
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“Person” means any body, corporate entity, association, partnership, joint venture, organization, individual, business or other trust or any other entity or organization of any kind or character, including a court or other Governmental Entity.
“Personal Information” is defined in Section 6.4.
“Personnel” means the employees, contractors, subcontractors, agents, and representatives of an entity.
“Post-Expiration Agreement” is defined in Section 4.9.
“Price Schedule” means: (a) with respect to CMI Work Orders, the Price Schedule attached as Exhibit E to this Agreement; and (b) with respect to all other Work Orders, the Price Schedule attached to such Work Order.
“Proprietary Rights” is defined in Section 5.4.
“Records” is defined in Section 2.17.
“Retained Intellectual Property” is defined in Section 6.3.
[***]

“Scheduling Constraints” means, collectively: [***].

“Security Programs” is defined in Section 2.8.3.
“Services” is defined in Section 2.1.
“Services Commencement Date” means the date that Hawaiian will begin providing Services using an Aircraft and, with respect to the Committed Aircraft, is listed in Exhibit A.
“SGHA” is defined in Section 2.8.1.
“SLA” is defined and set forth in the applicable Ground Services Work Order.
“Spare Aircraft” is defined in Section 2.11.3.
“Start-Up Costs” is defined in Section 3.2.
“Substitute Aircraft” is defined in Section 2.11.1.
“Supplemental Blocked Space” is defined in the applicable Blocked Space Work Order.
“Supplemental Flying” is defined in Section 2.12.
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“Target Arrival Performance” is defined in Exhibit C.
“Taxes” is defined in Section 11.
“Temporary Schedule Change” is defined in Section 2.10.3.
“Term” means the Initial Term and any renewal terms for which this Agreement may be extended pursuant to Section 4.1.
“Third Party Carrier” is defined in Section 2.2.
“Third Party Charters” is defined in Section 2.12.2.
“Third Party Shipper” is defined in Section 13.8.
“Training” is defined in Section 2.9.
“Transfer Taxes” is defined in Section 11.
“Unit Load Devices” or “ULDs” is defined in Section 5.9.
“Unscheduled Stop” means an aircraft stop requested by Amazon that adds another destination/stop to a route contained in the Flight Schedule.
“USPS” is defined in Section 2.8.11.
“USPS Prime Contracts” is defined in Section 2.8.11.
“Variable Charge Per Block Hour” means the rate specified in the Price Schedule for each Block Hour (or portion thereof) flown by an Aircraft in the performance of the Services.
“Variable Charge Per Cycle” means the rate specified in the Price Schedule for each Flight Cycle flown by an Aircraft in the performance of the Services.
“Variable Charges” means, collectively, the amounts due for the Variable Charge Per Block Hour and the Variable Charge Per Cycle.
“Weekly Activity Statement” is defined in Section 3 of Exhibit D.
“Work Order” means a Carrier Work Order, Ground Services Work Order, or any other work order entered into under this Agreement.
“Work Order Aircraft” is defined in the applicable ACMI Work Order or CMI Work Order.
“Work Order Effective Date” is defined in the applicable Work Order.
“Work Order Services” is defined in the applicable Work Order.
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2.SERVICES
2.1Services. Hawaiian will provide, by itself or through Hawaiian Providers, the air cargo transportation, ground handling (as applicable), fuel, and other related services described in this Section 2 and in the Work Orders entered into between Amazon and Hawaiian or any Hawaiian Provider (collectively, the “Services”). Other than Amazon Aircraft that Hawaiian may lease or sublease from Amazon and ground equipment or functions that Amazon may be responsible for pursuant to Section 2.8, Hawaiian and the Hawaiian Providers will provide all equipment, Personnel, hardware, software, systems, documentation, facilities, resources, and supplies required to perform the Services.
2.2Third Party Carriers. With the prior written consent of an Amazon Leadership Representative (which may be granted or withheld in Amazon’s sole discretion), Hawaiian may contract for the performance of Services with an appropriately certificated and licensed third party cargo air carrier (a “Third Party Carrier”). Hawaiian and any Third Party Carrier is referred to individually as a “Carrier.” References to Third Party Carriers in this Agreement do not imply that the use of Third Party Carriers will be permitted and, if Amazon consents to the use of a Third Party Carrier: (a) Amazon’s payment obligations will not exceed the amount that would have been paid by Amazon had the flights been operated by Hawaiian under the relevant Carrier Work Order; and (b) Hawaiian will be solely responsible for the performance of the Third Party Carrier with respect to the determination of whether Hawaiian has met the Performance Standards. Hawaiian will remain jointly and severally responsible for the provision of Services notwithstanding any contracting of Services to any Third Party Carrier. Each Carrier performing CMI Services, ACMI Services, or Blocked Space Services under this Agreement will enter into a Carrier Work Order in the applicable form from Exhibit B (a “Carrier Work Order”) and will be bound by the provisions of this Agreement with respect to such Carrier Work Order.
2.3Forecasts and Non-Binding Estimates. Except as expressly provided in this Agreement, Amazon makes no promises or representations whatsoever as to the amount of business Hawaiian or any of the Carriers can expect at any time under this Agreement. Amazon may give volume and other projections to Hawaiian or any Carrier, but any projections are speculative only and will not give rise to Amazon liability. Amazon may, in Amazon’s sole discretion, engage the services of other companies that perform the same or similar services as those provided by Hawaiian and/or the Hawaiian Providers.
2.4Service Levels; Reporting. Hawaiian and the Hawaiian Providers will comply with the service levels, procedures, reporting requirements, tracking requirements, and other performance standards set forth in the attached Exhibit C or any applicable Carrier Work Order (the “Performance Standards”).
2.5Non-Reimbursable Expenses. Hawaiian (by itself or through the applicable Hawaiian Provider) will be responsible for and provide, or cause to be provided, the following Personnel, services, equipment, and other items at their expense, without reimbursement by Amazon:
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2.5.1Flight Crews which will: (a) possess current, valid licenses; (b) be fully qualified to operate the Aircraft on the Flight Schedule in compliance with all applicable Laws; (c) be employees of the Carrier; and (d) be qualified for Extended-range Twin-engine Operational Performance Standards (“ETOPS”);
2.5.2For each Flight Crew: (a) operational oversight and training; (b) catering and meals; (c) visas, work permits, endorsements, airport ID/badges/access cards; and (d) compensation, benefits, transportation, hotel accommodations, uniforms, uniform cleaning, and per diem, as well as, for clarity, any increases in such expenses resulting from changes to, or in the interpretation of, the Carrier’s collective bargaining agreement (unless directly attributable to a change in applicable Law relating directly to crew duty times and rest periods, in which case the Carrier will provide notice to Amazon of the specific change in applicable Law and supporting data and documentation that must be reasonably acceptable to Amazon);
2.5.3All Hawaiian Maintenance and coordination and oversight of the scheduling, induction, maintenance provider management, and return to service of Aircraft in connection with all maintenance;
2.5.4Dispatch, flight planning, and flight-following services, including ARINC or other radio communications services;
2.5.5In-flight communications;
2.5.6Exterior cleaning of the Aircraft;
2.5.7Spare parts, including engine spare parts, avionics, rotables, expendables, tires, brakes, accessory items (including transportation costs), except to the extent that the spare parts are: (a) the responsibility of Amazon under Sections 2.6.11, 2.6.13, or 2.6.14, (b) replacement engine line replaceable units to the extent covered under Amazon’s [***] Program and not related to or arising out of an act or omission of a Carrier, or (c) otherwise subject to a separate agreement between the Parties, except that the Carrier may transport onboard each Aircraft, without charge: (y) a fly-away kit; and (z) aircraft parts and materials for the Aircraft on a reasonable, space-available basis;
2.5.8All administrative and overhead services of the Carrier, including with respect to compliance with Laws and the provision of the authorizations, permits, and approvals, subject to Sections 2.5.12 and 2.6.2;
2.5.9All facilities necessary for the provision of the Services, except as otherwise provided by Amazon pursuant to Section 2.8;
2.5.10All existing ground equipment, including GPUs, towing/pushback equipment and air start units that are owned by Hawaiian or a Hawaiian Provider and located at the locations identified in the Flight Schedule, except that Amazon will be responsible for the operation, maintenance, and repair of such equipment to the extent that
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Amazon’s responsibilities, if any, are expressly provided for under a Work Order, as described in Section 2.8.1;
2.5.11Maintenance Fuel;
2.5.12Compliance with the requirements of any applicable Governmental Entity (for clarity, including any pest control requirements, but excluding any requirements applicable to cargo before it is loaded on an Aircraft, which will be reimbursable by Amazon);
2.5.13Services provided by Hawaiian under Sections 2.7 or 2.8;
2.5.14All Aircraft ferry and repositioning costs in connection with Blocked Space Services;
2.5.15Positioning or de-positioning of Aircraft (for clarity, including the use of a Network Spare as a Spare Aircraft) for delays or cancellations resulting from a Carrier Delay, and, except as specifically provided in Section 2.6.7, initial Aircraft positioning costs at the start of each ACMI Work Order and final de-positioning of an Aircraft subject to a terminated ACMI Work Order.
For clarity, this Section 2.5 is in no way intended to limit Hawaiian’s utilization of the Start-Up Costs with respect to items that are deemed non-reimbursable hereunder.
2.6Reimbursable Expenses. Except to the extent provided in accordance with Section 2.5, a Work Order, or this Section 2.6, and without limiting its obligations under this Agreement, Hawaiian or the relevant Hawaiian Provider will provide or cause to be provided the Personnel, Services, equipment, and other items set forth in this Section 2.6, subject to reimbursement by Amazon to Hawaiian of the reasonable, documented out of pocket costs actually incurred and paid, directly or indirectly, by Hawaiian or the Hawaiian Provider to a third party that is not Hawaiian or one of its Affiliates (for clarity, the requirement that such costs be reasonable will not apply to expenses incurred indirectly by Hawaiian or any Hawaiian Provider that are reimbursable by Amazon pursuant to Section 13.13.3 of this Agreement), which will be included in invoices provided in accordance with Exhibit D:
2.6.1Aircraft fuel (including taxes and environmental assessments, into-plane fees, and Amazon’s pro rata portion of any consortium fees, but excluding Maintenance Fuel and net of any fuel tax credits or rebates received by Hawaiian or a Hawaiian Provider) for operations conducted under this Agreement, subject to the requirements of Section 2.7 (“Fuel Charges”);
2.6.2Enroute fees, air traffic control fees, navigational fees, and airport charges (slot application fees, ramp fees, parking fees, landing/departure fees);
2.6.3Aircraft handling charges (including any airport concessions costs), including with respect to pushbacks, marshaling, lavatory, water, cleaning of cargo compartments, use of GPU, air start units, steps, and towing;
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2.6.4Deicing fluid and deicing services;
2.6.5Customs fees, permits, duties, and import/export fees;
2.6.6All costs associated with diversions due to adverse weather or leaking, smoking, or damaged cargo to the extent tendered by Amazon in such condition;
2.6.7Positioning or de-positioning of the Aircraft for Amazon Aircraft Heavy Maintenance, schedule changes not included in the Flight Schedule or other non-scheduled moves made at Amazon’s request (for clarity, excluding any positioning or de-positioning flights resulting from a Carrier Delay), initial positioning of an Aircraft at the commencement of a CMI Work Order and final de-positioning of an Aircraft following termination of a CMI Work Order, and initial positioning of an Aircraft from any location in the United States at the commencement of an ACMI Work Order and final de-positioning of an Aircraft to any location in the United States following termination of an ACMI Work Order;
2.6.8[***];
2.6.9Noise and emission taxes, fees, and assessments not within the reasonable control of the Carrier and arising directly as a result of Services performed under a Carrier Work Order;
2.6.10Rent and any other amounts payable by the Carrier to Amazon under an Amazon Aircraft Lease/Sublease subject to the corresponding CMI or ACMI Work Order, except that the Parties may elect in writing to offset such amounts against those payable by Amazon to the Carrier so that no cash settlement is necessary;
2.6.11Amazon Aircraft Heavy Maintenance to the extent performed by or otherwise invoiced through (pursuant to the agreement of the Parties) a Hawaiian Provider. For clarity, except for the foregoing, all Amazon Aircraft Heavy Maintenance will be performed by a CAA-approved maintenance provider to be selected and contracted directly by Amazon, subject to approval by Hawaiian (not to be unreasonably withheld, delayed, or conditioned);
2.6.12Any pass through of insurance costs in accordance with the Insurance Requirements as indicated on the Price Schedule;
2.6.13[***]
2.6.14[***]; and
2.6.15If requested by Amazon, charges for spare engines and APUs provided by Hawaiian during Amazon Aircraft Heavy Maintenance at Hawaiian’s cost without markup (for clarity, if Amazon provides a spare engine or APU during Hawaiian Maintenance, Hawaiian will reimburse Amazon at Amazon’s cost without markup).
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Hawaiian will notify Amazon of its internal departments, Hawaiian Providers, or third party subcontractors, responsible for performance of Services and provision of assets under this Section 2.6, including reasonably requested details regarding those arrangements and operations. Hawaiian will use, and will cause the Hawaiian Providers to use, all commercially reasonable efforts to minimize costs and expenses pursuant to which Amazon has a direct or indirect reimbursement obligation under this Agreement and will invoice expenses to Amazon without markup and with the benefit of any discount received by Hawaiian or a Hawaiian Provider.
2.7Fuel.
2.7.1Fuel Purchasing. Hawaiian will purchase aircraft fuel and into-plane services from fuel suppliers, distributors and into-plane providers to support the Services provided by the Carriers pursuant to the Agreement. Hawaiian will facilitate the establishment and maintenance of agreements and customer accounts between the Carriers and fuel suppliers, distributors and into-plane providers that are qualified by the Carriers at such locations and will arrange for the purchase of aircraft fuel and into-plane services in conjunction with the departure times and days specified in the Flight Schedule. Hawaiian will cause or arrange for the fuel suppliers, distributors and into-plane providers to invoice the Carriers directly for aircraft fuel and into-plane services. Notwithstanding the foregoing, Amazon may, by providing written notice to Hawaiian, elect to purchase fuel for the Aircraft at one or more locations. The Parties acknowledge and agree that any fuel provided to a Carrier by Amazon is provided “as is” and without warranty of any kind, including the warranties of merchantability and fitness for a particular purpose, by Amazon, and that no warranties by, through or under Amazon will be implied by Law, provided, however, that the Carrier will have the right to approve any fuel supplier selected by Amazon (such approval not to be unreasonably conditioned, delayed, or withheld) and. [***]. To the extent Amazon elects to purchase fuel, Hawaiian: (a) hereby designates and authorizes Amazon and Amazon’s Personnel to act as agents on behalf of each Carrier when purchasing fuel for the Aircraft; and (b) agrees to assist Amazon in obtaining exemptions from fuel taxes or other charges and promptly provide all documentation and take all steps reasonably requested by Amazon in connection with same.
2.7.2Fuel Reconciliation. Each month Hawaiian will prepare a fuel reconciliation log (with copies of relevant supporting documentation) on a weekly basis that will reflect the actual fuel used by the Aircraft in the provision of the ACMI Services and CMI Services, which Hawaiian will use to prepare invoices for fuel reimbursement under Exhibit D to this Agreement, as applicable. Hawaiian will also promptly provide a copy of the fuel reconciliation log to Amazon upon request. When an Aircraft enters service for Amazon under this Agreement (e.g., because it replaces or substitutes for another Aircraft, permanently or temporarily), or when an Aircraft leaves Amazon’s service under this Agreement (e.g., because it is replaced, or because it was only temporarily substituting for another Aircraft) either Amazon or Hawaiian will reimburse the other for the cost of fuel in accordance with the following provisions of this Section 2.7 but also subject to Section 2.11.1 (Substitute Aircraft), Section 2.11.3 (Spare Aircraft),
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and Section 2.11.4 (Network Spares). When an Aircraft begins being utilized in the performance of Services under an ACMI Work Order, Amazon will reimburse Hawaiian for the cost of fuel on board the Aircraft prior to its first departure flight in the provision of such Services. When a Hawaiian Aircraft ceases being utilized in the performance of CMI Services or ACMI Services, Hawaiian will reimburse Amazon for the cost of all fuel on board the Aircraft at its last arrival on a flight in the performance of such Services. The per gallon fuel price for the above calculations will be the price per gallon paid at the last refuel of the Aircraft.
2.8Ground Services.
2.8.1Responsibility for Ground Services. Amazon will be responsible for providing, at its cost, all Ground Services except as and to the extent provided by Hawaiian or a Hawaiian Provider at individual gateways as requested by Amazon. For all Ground Services, provided by a Hawaiian Provider the Parties will enter into one or more separate “Ground Services Work Orders” in the form of Exhibit B-4. For clarity, neither Hawaiian nor any Hawaiian Provider will be obligated to enter into any Ground Services Work Order. The pricing in Ground Services Work Orders will be mutually agreed and the pricing for Ground Services required in connection with Blocked Space Services will be included in the pricing for the Blocked Space Services. Hawaiian Providers entering into Ground Services Work Orders will be bound by the provisions of this Agreement with respect to such Ground Services Work Order, and Hawaiian will remain jointly and severally responsible for the provision of Services notwithstanding the contracting of Services to the Hawaiian Provider. Without limiting the provisions of any such Ground Services Work Order: (a) the Hawaiian Provider will notify Amazon of its internal departments, or its third party subcontractors, responsible for performance of services and provision of assets under this Section 2.8, including reasonably requested details regarding those arrangements and operations; and (b) Amazon will reimburse Hawaiian for the reasonable, documented out of pocket costs if any, actually incurred by the Hawaiian Provider in securing and providing ULDs and related equipment specifically requested by Amazon in writing for use in providing the Services. To the extent Ground Handling Services or deicing services are provided by Amazon through a subcontractor, the Carriers will enter into an IATA Standard Ground Handling Agreement with such subcontractor (“SGHA”).
2.8.2Personnel Training and Qualifications. Unless Ground Services are being provided by a Hawaiian Provider under a Ground Services Work Order as described in Section 2.8.1, Amazon will ensure and require that all Personnel performing such ground handling and cargo handling functions are fully trained and qualified, and that all required training and evaluations are current and documented, in accordance with the relevant Carrier’s CAA-approved programs and, further, that all equipment employed in providing such functions is serviceable, as determined in accordance with applicable CAA requirements and the Carrier’s CAA-approved programs. Amazon’s obligations under this Section 2.8, are subject to: (a) Carrier’s compliance with its obligations under Section 2.9; and (b) Carrier providing Amazon with its GOM, Security Programs, and any other
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manuals with which Amazon will have to comply [***] days in advance of Amazon performing any Ground Services (or with respect to any amendments to same, with sufficient time to enable Amazon to timely train its Personnel on the amendment, but in any event no less than [***] days in advance of the effective date of the amendment). The Carrier will provide a copy of any program (or amendment) for which CAA approval is required at the same time such program (or amendment) is submitted to the CAA and will advise Amazon in writing immediately upon receipt of approval and provide a copy of the final approved program (or amendment) and any conditions attached to such approval.
2.8.3Delegation of Security Functions. To the extent necessary for Amazon to fulfill its obligations under this Agreement, each Carrier will delegate to Amazon, and Amazon will accept the delegation of, the cargo security inspection functions mandated by any CAA, including as prescribed in the Carrier’s CAA-approved programs (collectively, “Security Programs”). Amazon will prepare and maintain logs of any such inspections in accordance with and to the extent required by the Security Program.
2.8.4Amazon Personnel as Agents of the Carrier. To the extent necessary for Amazon to fulfill its obligations under this Agreement or any Work Order, Amazon and its Personnel are authorized to act as agents of the Carriers in connection with the issuance of airbills and other transportation documents, in the acceptance of materials and goods from shippers and in determining their suitability for air transportation and any other reasonably related matters. In such capacity, Amazon and its Personnel will be governed by and will act in compliance with the GOM, Security Programs, and applicable Law. Amazon and its Personnel will be authorized to act as an agent for each Carrier in determining whether to cause any materials or goods to be transported by the Carrier or to cause such materials or goods to be transported by any other air carrier on an interline or any other basis. Such authorization will include the power to complete and deliver interline manifests, airbills, or other required transportation documents. In such capacity, Amazon Personnel will meet or exceed the legal and regulatory requirements applicable to the Carrier in regard to employee training and qualifications for weight and balance, Hazardous Materials recognition, alcohol and drug testing, employee background checks, and similar matters, in accordance with applicable Laws for employees in safety sensitive positions.
2.8.5Procedures Under the GOM. To the extent Amazon Personnel are performing the loading (including with respect to Hazardous Materials), weight and balance calculations, ramp operations, and fueling operations required by a CAA to be performed in connection with the ground handling functions, including the requirements under the GOM: (a) the Carrier will be entitled, upon [***] Business Days’ prior written notice to Amazon, to audit such employees, agents, and contractors as necessary to comply with CAA requirements; and (b) Amazon’s Personnel will not become the employees of the Carrier as a consequence thereof, but will be acting as agents for the Carrier when performing such loading, weight and balance, ramp operations, and fueling operations or calculations. Any Personnel not qualified or capable of performing such
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work will be identified to Amazon by the Carrier within [***] Business Days following any such audit, and if requested to do so by the Carrier, such Personnel will be promptly removed from performing such work.
2.8.6Transportation of Hazardous Materials. Amazon will have the right to tender for transport on the Aircraft cargo of a dangerous, hazardous, or offensive nature if: (a) such cargo is properly identified, packed, marked, labeled, and placarded in accordance with applicable IATA and ICAO/CAA dangerous goods and hazardous materials regulations; (b) such transportation is in compliance with the GOM and all other applicable Laws; and (c) the Carrier is authorized by the CAA to carry such cargo.
2.8.7Aircraft Payload; Limitations. Except with respect to Blocked Space Services, the maximum cargo payload for each flight of the Aircraft will be calculated using Amazon’s designated weight and balance software in accordance with applicable CAA-approved Aircraft limits. The actual cargo payload capable of being carried on the Aircraft will be limited by either the weight or volume depending on which is exhausted first. Operating conditions or applicable CAA requirements may result in an increase or decrease in payload weight or volume limit.
2.8.8Payload Reports. Except with respect to Blocked Space Services, the Carriers will provide to Amazon: (a) preliminary maximum payload figures for each flight at least [***] hours prior to the scheduled departure time set forth in the Flight Schedule; and (b) final maximum payload figures for each flight at least [***] hours prior to the scheduled departure time set forth in the Flight Schedule. This information will be communicated to Amazon operations via email at the email address provided by Amazon and updated from time to time, and will use the most recent aviation forecasts for the scheduled departure time of the flight.
2.8.9Tender of Cargo. Cargo will be tendered by Amazon or any Amazon designee under the Carrier’s air waybills, prepared, labeled, securely packaged, and ready for transportation by the Aircraft along with the: (a) shipment destination; (b) name and address of the recipient; (c) nature of the cargo; (d) particular marks/numbers used; (e) weight, quantity, volume, and dimensions of cargo; and (f) any special circumstances or handling information, and otherwise in accordance with all applicable Laws.
2.8.10Refusal to Transport. The Carrier may reasonably refuse to transport any cargo that: (a) cannot be transported in accordance with Sections 2.8.6, 2.8.7, or 2.8.9; or (b) would otherwise reasonably endanger the safety or security of flight.
2.8.11USPS Cargo. Amazon has entered into an agreement and may enter into additional agreements (the “USPS Prime Contracts”) with the United States Postal Service (“USPS”) for the air transportation of USPS cargo on flights performed by Carriers under this Agreement. In connection with same, Hawaiian has reviewed and agrees that the Hawaiian Providers and their respective Personnel will comply, to the
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extent applicable for the Services being performed by Hawaiian, with all of the requirements provided in this Agreement, including those listed in Exhibit G.
2.9Training Provided by the Carrier. Each Carrier will, upon [***] days’ prior written request by Amazon, [***], provide, or cause to be provided training classes to qualify Amazon trainers (for clarity, including trainers from applicable Amazon vendors) to provide training to Amazon Personnel engaged in providing security, ground handling, and cargo handling functions in connection with the Services provided by the Carrier, including both initial, recurrent, and other required training in the Carrier’s Security Programs, GOM, and other CAA-approved programs (collectively, “Training”). The Training will be held in [***] or their surrounding areas and will be provided at no charge to Amazon, except that the Training may be held at a different location if mutually agreed and, in such case, Amazon will be responsible for the reasonable and documented travel expenses of Hawaiian Personnel that are required to provide the Training in accordance with Amazon’s standard travel policies.
2.10Schedule; Modifications.
2.10.1Flight Schedule. The Parties will mutually agree on the initial flight schedule prior to the commencement of CMI Services and ACMI Services, which flight schedule will be in the form attached hereto as Exhibit F (as subsequently amended in accordance with Section 2.10.2, the “Flight Schedule”).
2.10.2Amendments to the Flight Schedule. Subject to the Scheduling Constraints, the Flight Schedule may be amended or replaced by Amazon in its sole discretion at any time. Unless a shorter period is mutually agreed, Amazon will provide Hawaiian with: (a) [***] days’ prior written notice of any proposed amendment to the Flight Schedule that requires the opening of a new station where Hawaiian does not have then-current flight operations or an increase of greater than [***]% in the number of Flight Crews (in the aggregate) assigned to the then current Flight Schedule (or [***] Flight Crews, whichever is greater); or (b) [***] days’ prior written notice of any other proposed amendment to the Flight Schedule. Hawaiian will incorporate such amendments into the Flight Schedule [***] days (in the case of subsection (a)) or [***] days (in the case of subsection (b)) after receipt of such notice from Amazon. To the extent that Hawaiian does not begin operating according to the amended Flight Schedule at that time, Amazon will be credited $[***] for each day of delay on the next Monthly Invoice. Hawaiian must notify Amazon if it determines that any Flight Schedule is outside of the above parameters within [***] Business Days of receipt of the Flight Schedule from Amazon, otherwise Hawaiian will be deemed to have accepted the Flight Schedule and waived any notice or other requirements hereunder. Hawaiian may only reject or request a change to Amazon’s proposed amendments to the Flight Schedule on the basis that such proposed amendments do not comply with Scheduling Constraints, and, promptly after (but in any event within [***] of providing its initial notification to Amazon), Hawaiian must provide a reasonably detailed written justification for such rejection or request for change, including references to the specific provisions of Hawaiian’s collective bargaining agreements, any applicable Law and supporting data and documentation that must be acceptable to Amazon. Changes
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to the Flight Schedule will be electronically documented by Amazon and shared with Hawaiian.
2.10.3Temporary Changes to the Flight Schedule. Amazon may request temporary changes (including, for clarity, changes that are temporary because they do not meet the notice requirements in Section 2.10.2) in the departure time, the scheduled air routes, the frequency, Availability Windows, or the destinations or stops outlined in the Flight Schedule without amending the Flight Schedule, (such a change without amendment to the Flight Schedule a “Temporary Schedule Change”). Amazon will provide the relevant Carrier with prior written notice of each Temporary Schedule Change (including via email) and the Carrier will implement each Temporary Schedule Change as soon as reasonably practicable and will minimize any additional associated costs. The Carrier will promptly provide Amazon with its estimate of additional incremental costs that would arise from each proposed Temporary Schedule Change and, if Amazon determines to proceed with such Temporary Schedule Change after receiving such estimate, Amazon will reimburse Hawaiian for any additional incremental reasonable, documented out of pocket costs actually incurred by the Carrier arising from a Temporary Schedule Change in accordance with Section 2.6 and Exhibit D of this Agreement, up to the amount of such estimate. For clarity, any change included in the Flight Schedule pursuant to Section 2.10.2 will not be considered a Temporary Schedule Change under this Section 2.10.3 regardless to the duration of such change. [***].
2.10.4Unscheduled Stops. For ACMI Services or CMI Services, the Carriers will make any commercially reasonable Unscheduled Stops, subject to: (a) the Flight Operations Requirements; (b) the requirements of the relevant Carrier’s collective bargaining agreement; or (c) applicable Law. Amazon will reimburse Hawaiian for any additional incremental reasonable, documented out of pocket costs actually incurred by such Carrier arising from an Unscheduled Stop in accordance with Section 2.6 and Exhibit D of this Agreement.
2.11Aircraft Operations.
2.11.1Substitute Aircraft. The Carriers may substitute for operation of the Flight Schedule any aircraft having the aggregate capacity and other performance characteristics reasonably necessary to handle the payload and timing requirements for such flights (“Substitute Aircraft”), except that: (a) such substitution will not interfere with performance of Services in compliance with this Agreement and the corresponding Carrier Work Order; (b) the Carriers will only provide such a Substitute Aircraft if Amazon approves of the substitution in writing (which will not be unreasonably withheld, delayed, or conditioned); and (c) the Carriers will reimburse Amazon for any landing fees or other costs (including incremental fuel burn, ferry flights and Variable Charges) in excess of those that Amazon would have incurred under Section 2.6 had the flights been operated with the affected Aircraft.
2.11.2Reserved.
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2.11.3Spare Aircraft. The Carriers may provide and operate one or more spare aircraft having the aggregate capacity and other performance characteristics reasonably necessary to handle the payload, flight schedule, and timing requirements for Carrier’s flights (“Spare Aircraft”) in substitution for an Aircraft that is unavailable to perform the Services under the Flight Schedule due to a Carrier Delay. In addition, each Carrier may make one or more Spare Aircraft available at Amazon’s request (“Amazon Spare Request”) to: (a) perform flights that are not part of the Flight Schedule (for clarity, including as a standby Network Spare); or (b) substitute for an Aircraft that is unavailable due to a reason that is not attributable to a Carrier Delay. In the event that an Aircraft is unavailable due to a Carrier Delay and the Carrier provides or uses a Spare Aircraft (for clarity, including the use of a Network Spare as a Spare Aircraft), the Carrier will reimburse Amazon for any landing fees or other costs (including incremental fuel burn, ferry flights and Variable Charges) in excess of those that Amazon would have incurred had the flights been operated with the affected Aircraft. In the event that a Spare Aircraft is unavailable to substitute for an Aircraft that is unavailable due to a Carrier Delay, then the resulting cancellation or delay will be factored into the calculation of Arrival Performance for the relevant period. Amazon will compensate the relevant Carrier at a mutually agreed per day rate, prorated for any portion thereof, for the use of a Spare Aircraft (by payment to Hawaiian) when the Carrier provides a Hawaiian Aircraft pursuant to an Amazon Spare Request. Except for the cost reimbursement and fees described in this Section 2.11.3, a Carrier’s performance of the Services utilizing a Spare Aircraft in accordance with this Section will otherwise be subject to the terms and conditions of this Agreement. Hawaiian acknowledges that Amazon may source additional spare aircraft from and operated by Third Party Carriers, in which case the applicable Carrier will use its commercially reasonable efforts to coordinate (as applicable) with Amazon and the Third Party Carrier. For clarity, the Parties acknowledge that Hawaiian does not have a Spare Aircraft available as of the Effective Date.
2.11.4Network Spares. Amazon may, in its sole discretion, designate one or more Aircraft (including any Spare Aircraft provided by a Carrier in response to an Amazon Spare Request) on the Flight Schedule to be available to provide backup or supplementary lift in support of Amazon’s network (each, a “Network Spare”); provided, however, that Amazon will not designate an uncrewed Network Spare until [***]. Hawaiian may use a Network Spare as a Substitute Aircraft or Spare Aircraft, except that: (a) such use will not interfere with the performance of Services in compliance with this Agreement; (b) Hawaiian will only use a Network Spare as a Substitute Aircraft or Spare Aircraft if an Amazon Leadership Representative provides prior written consent (which may be granted or withheld in Amazon’s sole discretion); (c) Hawaiian will reimburse Amazon for any landing fees or other costs (including incremental fuel burn, ferry flights and Variable Charges) in excess of those that Amazon would have incurred had the flights been operated by the affected Aircraft, except that if a Network Spare is dispatched pursuant to Section 2.11.4 and the flight which the Network Spare is covering is delayed such that it negatively affects the Arrival Performance calculation, then Amazon will be responsible for the cost of the ferry flight to position the Network Spare at the scheduled departure location; (d) Section 2.11.1 (Substitute Aircraft) and Section 2.11.3 (Spare
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Aircraft) will otherwise apply to Hawaiian’s use of a Network Spare as a Substitute Aircraft or a Spare Aircraft; and (e) if directed by Amazon, Carrier will use the Network Spare as a Spare Aircraft to cover for an Aircraft that is unavailable due to a Carrier Delay, which use will not be considered an Amazon Spare Request. With respect to any Network Spare, Carrier will staff the Aircraft to be available to depart the airport listed in the Flight Schedule within [***] minutes of Amazon’s request during each Availability Window(s) specified in the Flight Schedule (“Availability Window”). Carrier will use commercially reasonable efforts to maximize the duration of the Availability Window and if, at any time, Carrier becomes aware that the Aircraft is not expected to be available for Amazon flights during an Availability Window, Carrier will promptly notify Amazon. If a Network Spare: (y) does not depart within [***] minutes due to a Carrier Delay; or (z) is otherwise unavailable during an Availability Window due to a Carrier Delay (for clarity, including each subsequent day such Network Spare remains unavailable but excluding a situation in which such Network Spare is unavailable because it is being used by a Carrier as a Spare Aircraft to support an Amazon Spare Request), then Hawaiian will pay to Amazon an amount equal to [***].
2.11.5Intermediate Landings; Flight Disruptions. If a Carrier determines that an intermediate landing is necessary due to Force Majeure, the Carrier will invoice and Amazon will reimburse reasonable and documented additional out of pocket costs incurred by the Carrier (including added Variable Charges, fuel, landing, aircraft handling costs, and ground handling costs) in accordance with Section 2.6 and Exhibit D of this Agreement and any other costs will be for the account of Carrier. With respect to intermediate landings arising from a mechanical problem or technical failure of the Aircraft or any failure to meet the Compliance Requirements (including a diversion of the Aircraft or return of the Aircraft to the origin station) Amazon will pay only the Variable Charges and fuel charges as if the flight had been non-stop and according to the Flight Schedule so long as the flight is completed within [***] of the arrival time set forth in the Flight Schedule, and the Carrier will pay the added fuel charges, landing fees, positioning and repositioning expenses, and other costs associated with such intermediate landing. If the flight is not completed within [***] of the arrival time set forth in the Flight Schedule, then Carrier will be responsible for all Variable Charges and fuel charges. For clarity, Amazon will not be responsible for any Variable Charges with respect to Aircraft returning to the ramp before take-off caused by act or omission of the relevant Carrier, including mechanical problems or technical failure of the Aircraft or any failure to meet the Compliance Requirements and all other costs such as Aircraft handling charges arising from such circumstances will be borne by the Carrier.
2.12Operations for Third Parties. The Carriers may use an Amazon Aircraft or a Hawaiian ACMI Aircraft to provide air cargo transportation services to third parties so long as: (a) such usage does not interfere in any material respect with the Carrier’s performance of the Services; (b) the Carrier is not then in default under this Agreement; and (c) an Amazon Leadership Representative provides prior written consent (which may be granted or withheld in Amazon’s sole discretion). If a Carrier arranges and provides air cargo transportation services to or for third parties using an Amazon Aircraft or a Hawaiian ACMI Aircraft pursuant to a charter,
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wet lease, or any other arrangement (such services hereinafter referred to as “Supplemental Flying”), then the Carrier will pay Amazon an agreed upon rate per day, or portion thereof, that the Carrier uses an Amazon Aircraft or a Hawaiian ACMI Aircraft for Supplemental Flying, which fee will be payable as described in Section 2.12.1. Except as set forth herein, all revenue from such Supplemental Flying will inure to the benefit of the relevant Carrier. The Carrier is solely responsible for all of its operating costs with respect to or associated with Supplemental Flying. For clarity, Supplemental Flying only includes air transportation services that are arranged solely by the Carrier and does not include any of the flights referenced in Section 2.12.2.
2.12.1On the final invoice for each month provided in accordance with the invoicing and payment provisions of Exhibit D to this Agreement, Hawaiian will provide to Amazon a detailed statement setting forth the utilization of any Amazon Aircraft or Hawaiian Aircraft under an ACMI Work Order for Supplemental Flying during the prior month and a credit in the amount of the fees owing to Amazon related to such utilization. For clarity, the amounts payable to Amazon under this Section 2.12 will not be prorated and will apply regardless as to the portion of the day an Amazon Aircraft is used for Supplemental Flying.
2.12.2Amazon may, from time to time, charter the Amazon Aircraft or Hawaiian ACMI Aircraft to third parties (“Third Party Charters”) and Carrier will provide assistance as reasonably requested by Amazon in connection with such Third Party Charters. For clarity, unless otherwise mutually agreed, no additional amounts will be payable by Amazon for Third Party Charters unless the Third Party Charter is not included on the Flight Schedule in accordance with Section 2.10.2, in which case Section 2.10.3 will apply.
2.13Force Majeure. The obligations of a Party under any Work Order may be suspended during the period and to the extent that such Party is prevented from complying with such obligations as a direct result of any of the following causes (in each case, only to the extent beyond such Party’s reasonable control): severe weather preventing flight operations, destruction of flight equipment, riots or civil commotions, military emergency, terrorism, war, damages incident to a state of war, strikes, lockouts, industrial disturbances, or other labor disputes, or pandemic, epidemic, quarantine, or acts of a Governmental Entity, but in any event not including Carrier Delays (each, a “Force Majeure”); except that in each case nothing in this Section 2.13 will relieve a Party of any obligation due to an event that was reasonably foreseeable, whose adverse effects could reasonably have been avoided or that otherwise could have reasonably been prevented by such Party. A Party’s obligations will be suspended only to the extent that such Party provides: (a) as soon as reasonably possible (but in any event within [***] hours of the occurrence of the event) written notice of suspension to the other Party describing the time, date, extent and cause of the Force Majeure; (b) as soon as reasonably possible (but in any event within [***] of the occurrence of the event) the written remediation plan for such suspension with reasonable detail; and (c) as soon as reasonably possible (but in any event within [***] of occurrence of such event) adequate evidence of the occurrence of such Force Majeure (including newspaper articles, government notices, insurance reports, sworn statements, and other evidence that objectively documents the severity of the event) that supports
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the material adverse effect such identified Force Majeure has had on the Party’s ability to fulfill its obligations under this Agreement. If a Force Majeure affects Hawaiian’s or a Hawaiian Provider’s ability to provide all or part of the Services, Amazon will have the right, but not the obligation, to arrange for another party to provide such Services until such time as the Force Majeure can be cured and for a reasonable period thereafter. The Fixed Monthly Charge for any affected Carrier Work Orders will be payable for the first [***] days of the Force Majeure, but will not be payable starting on the [***] day after the commencement of the Force Majeure and continuing until the Force Majeure has ceased. Any Party whose obligations are suspended under this Agreement will use commercially reasonable efforts to minimize the impact of the suspension and resume the performance of its obligations as soon as reasonably possible. If Hawaiian’s or a Hawaiian Provider’s obligations are suspended for more than [***] out of any [***] period under this Section 2.13, Amazon may thereafter immediately terminate the affected Work Order(s) by giving notice of such termination to Hawaiian without paying any termination fee or other charges. For clarity, a Party’s inability or delay in satisfying its obligations due to causes resulting from the COVID-19 pandemic will not constitute Force Majeure.
2.14Unavailability. Except in the case of a Force Majeure or with respect to Blocked Space Services, in the event that a Carrier Delay will result in a delay of [***] hours or more from the scheduled arrival time set forth in the Flight Schedule, then the relevant Carrier will promptly notify Amazon of such delay and Amazon will be entitled to determine, in its sole discretion (within [***] hours of being so notified by the Carrier), whether to proceed with the flight as soon as reasonably practicable or to cancel the flight. In either event, Amazon will be entitled to an invoice credit against the Fixed Monthly Charge as follows:
2.14.1$[***] if the Aircraft is operated but arrives more than [***] hours but less than [***] hours late at one or more of its scheduled destinations on the Flight Schedule for that [***] period (measured from the original scheduled departure time of the original delayed flight); or
2.14.2$[***] if either: (a) the Aircraft is operated but arrives [***] hours or more late at one or more of its scheduled destinations on the Flight Schedule for that [***] period (measured from the original scheduled departure time of the original delayed flight); or (b) Amazon elects to cancel the flight.
Only one credit in the amount set forth above will apply to a given routing, even if the Aircraft arrives late at more than one scheduled destination on the Flight Schedule for that particular routing. A new routing will be deemed to commence whenever the time between the arrival time and departure time for the Aircraft’s next flight (both as reflected on the Flight Schedule) exceeds [***] hours.
2.15Destruction or Casualty Loss of Aircraft. Notwithstanding anything contrary contained in this Agreement, if an Aircraft is destroyed or otherwise suffers a casualty occurrence that would constitute a total loss or a constructive total loss under the terms of the hull insurance required by Section 9.1.4 of this Agreement with respect to such Aircraft, then the affected Carrier Work Order will terminate with respect to such Aircraft and no Party will have any further obligation or liability to the other with respect to such Aircraft except that Hawaiian will use its commercially reasonable efforts to coordinate alternate lift arrangements to cover any
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network capacity lost. For clarity, Amazon will have no obligation to pay any Carriers any fee, charge, compensation, damages, or other amount upon the expiration or termination of such Carrier Work Order, other than preexisting payment obligations then due and owing, and obligations for Services that have already been performed by the Carrier but that have not been billed in accordance with the affected Carrier Work Order and Exhibit D.
2.16Sustainability; Fuel Conservation. Hawaiian and the applicable Hawaiian Providers agree to pursue fuel conservation and sustainability efforts as follows:
2.16.1Fuel Optimization. Hawaiian and the applicable Hawaiian Providers will implement the Fuel Optimization Program throughout the Term, except that the Parties will work together to develop commercially reasonable plans and programs to maximize each Carrier’s fuel efficiency and minimize Amazon’s fuel cost in the Carrier’s operations for Amazon under this Agreement.
2.16.2Fuel Tankering. Hawaiian and the applicable Hawaiian Providers will use commercially reasonable efforts to maximize fuel purchases at optimized locations based on the Flight Schedule in order to minimize overall net fuel expense.
2.16.3Fuel Burn Optimization – In-flight Operations. Each Carrier will use commercially reasonable efforts to develop, implement, and maintain operating policies that minimize excessive fuel burns while in flight. Without limiting the foregoing, the Carriers will (to the extent in compliance with applicable Law): (a) create and implement a landing fuel policy that will set a specific target for reserve fuel upon arrival at destination and only deviate from that policy for specific enumerated reasons, including weather; (b) create and implement guidance for pilots to, when possible and consistent with safe operations, minimize flap usage on approach and reverse thrust on landing, increase application of single-engine taxi and air conditioning packs-off takeoff; (c) adjust the fuel planning methodology to round fuel to units of 100 lbs.; (d) use manufacturer data to reduce enroute fuel burn via computerized profiles and speed optimization; and (e) review specific city pair taxi times to more accurately estimate fuel required for specific city pairs.
2.16.4Third Party Audit. No more than once during each Contract Year, Hawaiian and the Hawaiian Providers, at Amazon’s election and at Amazon’s cost and expense, will undergo a reasonable third party audit of the fuel conservation practices described in this Section 2.16 to be performed by a recognized industry auditor that is selected by Amazon and reasonably acceptable to Hawaiian. Amazon will promptly provide Hawaiian with a copy of the results of such audit. The Carriers will cooperate with Amazon in implementing procedures that will result in greater overall fuel efficiency, including using all commercially reasonable efforts to implement the recommendations of such audit in accordance with applicable Law.
2.16.5Sustainability. Each Carrier will use commercially reasonable efforts to minimize carbon emissions and participate in other sustainability efforts as may be requested by Amazon, including fuel optimization and conservation programs and the use of sustainable fuels.
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2.17Reports, Audits and Record Retention. Hawaiian will provide to Amazon Reports and Electronic Communications in accordance with the requirements set forth in Exhibit C, Exhibit D, and in any applicable Work Order at no additional charge. Hawaiian and each Hawaiian Provider will keep true and accurate books and records relating to this Agreement and the Services (collectively “Records”) in accordance with generally accepted accounting principles during the Term and for a period of [***] years thereafter. At Amazon’s request during the Term and for [***] years thereafter, Hawaiian and each Hawaiian Provider will: (a) upon reasonable prior written notice, enable Amazon (at Amazon’s sole cost and expense, except as provided for below) and any designee to conduct a reasonable invoicing, service, and performance audit no more than once per calendar year (except during the occurrence of any Event of Default by Hawaiian or a Hawaiian Provider, in which event Amazon’s audit rights will not be limited) to determine if such Party is meeting its obligations under this Agreement, including providing access to and electronic copies of all relevant Records in a satisfactory mode and format that enables Amazon and its designee to conduct such audit; and (b) upon reasonable prior written notice (except during a Hawaiian Event of Default, in which case no prior notice will be required) and during Hawaiian’s business hours, permit Amazon and any designee to conduct a reasonable on-site inspection of the facilities, processes, systems, and working conditions applicable to the provision of the Services to determine if such Party is in compliance with this Agreement, including specifically the Compliance Requirements. To the extent that any such amount is not subject to a good faith dispute, Hawaiian will reimburse Amazon for the full amount of any overcharge identified in the audit. If an audit identifies an overcharge by Hawaiian or any Hawaiian Provider, individually or in the aggregate, for the period audited in excess of [***] for the period audited Hawaiian will also promptly reimburse Amazon for all out of pocket expenses including the cost associated with the use of third parties to perform such audit. Any payments required to be made by Hawaiian pursuant to this Section 2.17 shall be applied as a credit against the next Monthly Invoice.
2.18Information Technology Systems. The Carriers will provide Amazon with real-time read-only access to information technology systems (or data from such systems in a format reasonably acceptable to Amazon if direct or real-time access is not available) with the following information (excluding Personal Information): (a) graphical flight schedule interface including planned and current flight schedules; (b) crew duty times; (c) ramp status; (d) weight and balance; (e) Maintenance Data; and (f) maximum payload figures. The Carriers will be responsible to ensure that the software for such information technology systems remain reasonably current and up to date. Amazon will have the option to install an aircraft interface device on each Amazon Aircraft and, if requested by Amazon, the Carriers will install aircraft interface devices on any Hawaiian Aircraft providing ACMI Services on a timeline to be mutually agreed in advance. The aircraft interface devices will be of the type specified in the Baseline Configuration unless otherwise mutually agreed. The Carriers will provide Amazon with full access to the available raw data from any installed aircraft interface devices (excluding Personal Information).
2.19Designated Point of Contact. Hawaiian will provide one senior management point of contact fully dedicated to Amazon (for clarity, in addition to the availability to their Amazon counterparts of Hawaiian’s CEO and its technical operations team during normal
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business hours) on all shifts that: (a) is fully apprised of and responsible for all aspects of the Amazon operation; (b) has immediate access to all relevant information and the ability to make real-time decisions; and (c) is available for resolution of any operational matters. Hawaiian will also provide senior management points of contact for all shifts to whom Amazon may reach out directly for an escalation in each of the following areas: (v) maintenance; (w) ground handling operations (e.g., set-up, deicing, fueling, lavatory, etc.); (x) scheduling and planning; (y) systems operations; and (z) legal and regulatory compliance.
2.20Continuous Improvement. Hawaiian will meet with Amazon on a quarterly basis in Seattle, Washington (or such other mutually agreed location) to review operations under this Agreement and propose synergies, solutions, and ideas to lower costs and increase operational efficiency. Hawaiian will provide, no less than [***] Business Days in advance of each such meeting, reasonably detailed: (a) financial and operational reports; and (b) other information related to the Services that may be reasonably requested by Amazon.
2.21Aircraft Maintenance Technician. The Carriers will, at their sole cost, arrange for a maintenance supervisor to be present at each origination and destination location identified on the Flight Schedule for flights performed by the first Amazon Aircraft that is new or freshly converted for the first [***] of the initial Flight Schedule after the entry into service of such Amazon Aircraft.
2.22IATA BSP; Electronic Data Interchange. The Carriers will implement IATA’s Billing and Settlements Program (BSP) or other mutually agreed platforms by a date to be mutually agreed, provided that the Hawaiian Providers will use commercially reasonable efforts to implement the IATA BSP or other mutually agreed platform within [***] after the platform is agreed. The Hawaiian Providers will implement Electronic Data Interchange invoicing within [***] of Amazon’s written request.
2.23Livery. If requested by Amazon, the applicable Carrier will have individual Hawaiian Aircraft subject to an ACMI Work Order painted or wrapped (as applicable) in Amazon livery on a schedule to be mutually agreed between the Parties, provided that Amazon will be responsible for: (a) providing the paint or wrap scheme; and (b) reimbursement in accordance with Section 2.6 for the direct cost of painting or wrapping and repainting or wrap removal (as applicable) after the Hawaiian Aircraft is done providing Services under an ACMI Work Order.
2.24Maintenance Process.
2.24.1Hawaiian will be responsible for all technical aspects of scheduled and unscheduled shop level maintenance including, but not limited to, scheduling, management workscope development and technical (engineering) specifications. Such specifications and workscopes will be provided to Amazon for review and approval (such approval not to be unreasonably withheld). All Amazon Aircraft Heavy Maintenance will be performed by a CAA-approved maintenance provider to be selected and contracted directly by Amazon. [***].
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2.24.2Amazon and Hawaiian project managers will lead weekly calls to discuss the maintenance status of the Amazon fleet, spare engine and APU availability, engines or APUs on watch, and upcoming inspections, waterwashes, and heavy maintenance. Amazon and Hawaiian will also jointly develop a heavy maintenance schedule for each calendar year that takes into consideration shop capacity, operational constraints, and heavy maintenance schedules of the relevant Aircraft (the “Heavy Maintenance Plan”). [***].
2.24.3Upon Hawaiian’s receipt of an engine or APU from a maintenance provider (for clarity, including in connection with Amazon Aircraft Heavy Maintenance), Carrier will: (a) perform a full visual inspection in accordance with the Carrier’s CAA-approved maintenance program within [***] and promptly report any damage to Amazon; (b) confirm inventory of engine or APU part numbers and serial numbers and provide same to Amazon; and (c) upon Amazon’s request, reinstall the engine or APU on the applicable Aircraft as soon as reasonably practicable. For clarity, to the extent Amazon requests that Hawaiian reinstall an engine or APU in accordance with subsection (c) solely to the extent requested by Amazon for the purposes of mitigating Amazon’s spare engine or APU lease costs, Hawaiian will be responsible for all costs incurred in connection with such reinstallation (including the removal of the leased engine or APU) for [***] and Amazon will be responsible for all costs incurred in connection with any further reinstallations (including removals of the leased engines or APUs), except that the foregoing cap will not apply if the reinstallation is related to or in connection with Hawaiian Maintenance, in which case Hawaiian will be responsible for the costs of the reinstallation.
2.24.4The Carrier will use commercially reasonable efforts to use and maintain each engine provided by Amazon in accordance with the following specific parameters, consistent with [***].

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3.PAYMENT
3.1Payment Amounts.
3.1.1For each CMI Work Order and ACMI Work Order, Amazon will pay to Hawaiian the Fixed Monthly Charge specified in the Price Schedule for each Aircraft during the term of each Work Order. In addition, subject to the provisions of any applicable Work Order, Amazon will pay to Hawaiian the Variable Charge Per Block Hour for each Block Hour (or portion thereof) flown by an Aircraft during such month and the Variable Charge Per Cycle for each Flight Cycle flown by an Aircraft during such month. The monthly Carrier’s Costs components of the Price Schedule are currently based on Hawaiian performing CMI Services with [***] Amazon Aircraft. For every [***] Additional Aircraft of the same aircraft type (up to [***] Additional Aircraft), the Carrier’s Costs for each Aircraft subject to a CMI or ACMI Work Order (for clarity, including the first [***] Amazon Aircraft) will be reduced by [***], in each case effective as of the first day of the month immediately following the In-Service Date for such Additional Aircraft. If Amazon formally allocates more than [***] to Hawaiian to provide CMI or ACMI Services, the Parties will [***]. If the Work Order Effective Date under a CMI Work Order is earlier than the In-Service Date for the applicable Amazon Aircraft, Amazon’s obligations to make payments under such CMI Work Order prior to the In-Service Date be limited to the Fixed Monthly Charge (excluding Carrier’s Costs), any Variable Charges, and any reimbursable expenses under Section 2.6.
3.1.2All pricing components in: (a) the Price Schedule [***]; (b) Section 2.6.14, Section 2.14; (c) Section 3.1.1; and (d) Exhibit C will be subject to an annual adjustment on July 1 of each Contract Year, with the first such adjustment taking effect on [***]. The adjustment will be equal to: [***].
3.1.3Neither Hawaiian nor any Hawaiian Provider is entitled to other fees, costs, accessorials, additional expenses, charges, surcharges, tariffs or other compensation or reimbursement for the Services other than as provided in this Agreement and the relevant Work Order.
3.2Start-Up Costs. Amazon will make a one-time payment of $[***] to Hawaiian within [***] Business Days of the Effective Date for costs related to Hawaiian’s preparations to begin providing the Services, including: (a) Flight Crew, dispatcher, mechanic, and ground handler training; (b) IT and systems integration; (c) flight simulator time and instruction; (d) technical due diligence; (e) manual development; (f) hiring in advance of operations; (g) legal and regulatory advisors related to start-up of operations of Airbus A330 freighter aircraft; (h) certification costs of Airbus A330 freighter aircraft, including proving runs and other CAA required actions; and (i) sufficient spare parts inventory to start-up and maintain Amazon Aircraft (“Start-Up Costs”). Within [***] days of the In-Service Date for the 10th Amazon Aircraft, Hawaiian will provide to Amazon a report (including supporting documentation and amounts) listing the Start-Up Costs incurred by Hawaiian. [***].
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3.3Payment for Cancellation of Flights. Except as otherwise provided in this Agreement Amazon will: (a) pay the Fixed Monthly Charge notwithstanding any cancellation of flights during the corresponding Work Order term; and (b) not otherwise be subject to any charges with respect to any cancelled flights.
3.4Invoices and Payment. The terms of Exhibit D will govern the rights and obligations of the Parties with respect to invoices and payment and all other subject matter addressed therein.
4.TERM AND TERMINATION
4.1Term; Renewal Option. The term of this Agreement will begin as of the Effective Date and, unless earlier terminated in accordance with this Section 4, will continue for eight years (“Initial Term”). Amazon will have the option, in its sole discretion, to renew this Agreement for one additional two-year term, subject to Amazon providing Hawaiian with at least [***] notice prior to the expiration of the Initial Term. Following the expiration of such two-year renewal term, Amazon may also renew this Agreement for one additional three-year term upon mutual agreement with Hawaiian, provided that the pricing for any such renewal term will be [***]. With respect to such three-year renewal term Amazon will provide notice of its intent to renew this Agreement [***] of the Effective Date, in which event the Parties will meet in person at a mutually agreeable location within [***] to negotiate any changes to the Agreement in good faith.
4.2Amazon Termination for Convenience. Amazon may terminate this Agreement for convenience at any time by providing Hawaiian with [***] prior written notice, provided that the effective date of such termination cannot be on or before [***].
4.3Amazon Early Termination Fee. In the event that Amazon terminates this Agreement for convenience pursuant to Section 4.2, Amazon will pay to Hawaiian a one-time early termination fee equal to $[***] per each then-active CMI or ACMI Work Order plus $[***] per each CMI or ACMI Work Order terminated in the [***] immediately preceding Amazon’s notice (“Amazon Early Termination Fee”).
4.4Payment of Amazon Early Termination Fee. In the event of a termination by Amazon for convenience pursuant to Section 4.2, Amazon will, if applicable, pay to Hawaiian the Amazon Early Termination Fee on or before the date of termination of this Agreement, in addition to any other amounts due under this Agreement as of the date of termination (whether or not such amounts are yet invoiced or payable), and, except for liabilities accruing prior to termination of this Agreement, neither Party will have any further obligations or liabilities to the other Party under this Agreement following such termination. The Amazon Early Termination Fee will be deemed liquidated damages and not a penalty and will be Hawaiian’s sole and exclusive remedy for a termination by Amazon for convenience pursuant to Section 4.2. For clarity, any amounts due under this Agreement to either Party as of the date of termination (whether or not such amounts are yet invoiced or payable) will remain due. The Amazon Early Termination Fee applies only in the case of the termination of this Agreement, and not the
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termination of one or more Carrier Work Orders, unless Hawaiian deems Amazon to have terminated this Agreement pursuant to Section 4.8 of the Agreement.
4.5Hawaiian Termination for Convenience. Hawaiian may terminate this Agreement for convenience at any time by providing Amazon with [***] prior written notice, provided that the effective date of such termination cannot be on or before [***]. In the event that Hawaiian terminates this Agreement for convenience pursuant to this Section 4.5, Hawaiian will pay to Amazon a one-time early termination fee equal to $[***] (“Hawaiian Early Termination Fee”). The Hawaiian Early Termination Fee will be: (a) paid on or before the date of termination of this Agreement; (b) deemed liquidated damages and not a penalty; and (c) Amazon’s sole and exclusive remedy for a termination by Hawaiian for convenience pursuant to Section 4.5. For clarity, any amounts due under this Agreement to either Party as of the date of termination (whether or not such amounts are yet invoiced or payable) will remain due. Notwithstanding the foregoing, at any point within the [***] following any Hawaiian notice to terminate this Agreement for its convenience Amazon may request and Hawaiian will provide up to an additional [***] of Services to support the transition of Aircraft to another air carrier. Except for (y) Hawaiian’s aforementioned obligation to provide [***] of Services to support the transition of the Aircraft to another carrier, and (z) any liabilities accruing prior to termination of this Agreement, neither Party will have any further obligations or liabilities to the other Party under this Agreement following such termination.

4.6Events of Default; Remedies. The occurrence of any of the following events or conditions will constitute an event of default (each an “Event of Default”):
4.6.1The Carriers’ failure to maintain, starting one year after the In-Service Date of the first Amazon Aircraft, a collective Arrival Performance of at least the Target Arrival Performance in either: (a) each of any [***] consecutive months; or (b) each of any [***] months (whether or not consecutive) within any trailing [***] period;
4.6.2Hawaiian or any Hawaiian Provider materially violates any of the Compliance Requirements, Insurance Requirements, or any Carrier fails to maintain its Operating Authority;
4.6.3Any Carrier operates an aircraft (for clarity, whether or not such aircraft is an Aircraft in connection with the Carrier’s performance of the Services), involved in: (a) [***] “aircraft accidents” involving a “serious injury” or “substantial damage” to the aircraft in a [***] period; or (b) an “aircraft accident” involving a “fatal injury;” in either case for which the affected Carrier was determined to be at fault (including, for clarity, in a preliminary report) by the NTSB or an equivalent aviation authority having jurisdiction over the matter (all terms in quotations in this Section 4.6.3 are as defined by the NTSB in 49 C.F.R. Part 830);
4.6.4There is a Change of Control of Hawaiian not in full compliance with the notice and certification requirements in Section 13.1;
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4.6.5Hawaiian or any Hawaiian Provider is assessed or is subject to, by a CAA, or any other Governmental Entity: (a) a single civil penalty or aggregate civil penalties in any [***] period, including a compromise civil penalty [***]; or (ii) acts or omissions of Amazon, its Affiliates or Personnel in connection with the performance of ground handling functions performed by Amazon pursuant to Section 2.8.1 that exceed $[***] pursuant to a final agency order; or (b) an enforcement action that results in the revocation or suspension of a Carrier’s Operating Authority (or the authority of such Hawaiian Provider to provide the Services);

4.6.6A Party’s material breach or failure to observe or perform, as applicable, any representation, warranty, covenant, or agreement hereunder that has occurred and is continuing for [***] days after receipt of written notice from the non-breaching Party identifying such material breach and notice of the intent to terminate if such material breach is not cured; provided, however, that such cure period will be extended to [***] days to the extent that (a) the breach is capable of remedy (as determined by the non-breaching Party in its reasonable sole discretion), (b) the breaching Party is diligently pursuing such remedy, and (c) there is no actual or reasonable likelihood of a material adverse effect on the breaching party's provision of the Services; or
4.6.7If: (a) a Party commences a voluntary case under Title 11 of the United States Code or the corresponding provisions of any successor Laws; (b) anyone commences an involuntary case against a Party under Title 11 of the United States Code or the corresponding provisions of any successor Laws and either (i) the case is not dismissed by midnight at the end of the [***] day after commencement, or (ii) the court before which the case is pending issues an order for relief or similar order approving the case; (c) a court of competent jurisdiction appoints, or a Party makes an assignment of all or substantially all of its assets to, a custodian (as that term is defined in Title 11 of the United States Code or the corresponding provisions of any successor Laws) for its company or all or substantially all of its assets; or (d) a Party fails generally to pay its debts as they become due (unless those debts are subject to a good-faith dispute as to liability or amount) or acknowledges in writing that it is unable to do so.
Upon the occurrence of any Hawaiian Event of Default, Amazon may elect, in its sole discretion, to terminate this Agreement in its entirety, to terminate any or all affected Work Orders, or to terminate all Work Orders with the affected Hawaiian Provider immediately upon giving written notice of such Event of Default to Hawaiian, provided that Amazon’s termination rights may only be exercised up to [***] days after Amazon becomes aware of the occurrence of such Event of Default (unless such termination right would expire during any October 1 through January 15 period, in which case the termination right will be extended to the next-occurring January 16). Upon the occurrence and during the continuance of any Amazon Event of Default enumerated in Sections 4.6.6 or 4.6.7, Hawaiian may, without prejudice to any other remedy which it may have at law or in equity, terminate this Agreement by giving notice of such termination to Amazon, except that Hawaiian may not terminate this Agreement or any Work Order for any reason (including, for clarity, under Section 4.5) with an effective date during any October 1 through
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January 15 period. A notice of termination by Hawaiian for any reason that would otherwise become effective during such period will be suspended until becoming effective on the next-occurring January 16.
[***].

4.7No Termination or Other Payment on Expiration. Except as set forth in this Section 4, no Party will be entitled to any termination payment, severance payment, penalty, damages, loss of goodwill, prospective profits, anticipated income, or other compensation in any form or manner (including on account of any expenditures, investments, leases, or commitments made by such Party) based upon the expiration of this Agreement at the end of its Term.
4.8Work Orders. A Work Order will be effective upon the Work Order Effective Date and will terminate on the earliest of: (a) [***] days after Amazon, in its sole discretion, provides written notice of termination for convenience; (b) immediately if a Party terminates the Work Order for an Event of Default of the other Party pursuant to Section 4.6; (c) immediately upon the expiration or prior termination of this Agreement; or (d) on the Expiration Date of the Work Order The expiration date of all Work Orders that are not CMI or ACMI Work Orders will be as stated in the relevant Work Order, and each CMI Work Order and ACMI Work Order will have an expiration date that is coterminous with the Term (the “Expiration Date”). No Hawaiian Provider may terminate a Work Order for any reason with an effective date during any October 1 through January 15 period. Any notice of termination by a Hawaiian Provider that would otherwise become effective during such period will be suspended until becoming effective on the next-occurring January 16. For clarity, Amazon will not be subject to any penalty, or otherwise be responsible for any reimbursement of costs or expenses, in connection with a Work Order terminated in accordance with this Section 4.8 [***].

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4.9Post-Expiration Agreement. Amazon and Hawaiian will, at Amazon’s sole option and upon its prior written request, use commercially reasonable efforts to enter into an interim agreement in anticipation of the expiration of this Agreement for Hawaiian to assist Amazon in the transition from this Agreement (“Post-Expiration Agreement”). The Post-Expiration Agreement will: (a) become effective upon the expiration of this Agreement and thereafter remain in effect for a term of up to [***] as mutually agreed between Amazon and Hawaiian; and (b) be designed to facilitate an orderly transition of the Amazon Aircraft to Third Party Carrier(s).
4.10Survival. No termination or expiration of this Agreement or any Work Order for any reason will relieve any Party of any liability or obligation to the extent accrued prior to such termination or expiration. The following provisions will survive termination or expiration of this Agreement under any circumstance: Reports, Audits and Record Retention (Section 2.17), Term and Termination (this Section 4), Representations and Warranties (Section 5) (which will only survive for the duration of any Post-Expiration Agreement), Confidentiality and Proprietary Rights (Section 6), Defense/Indemnity (Section 7), Loss or Damage to Goods (Section 8), Insurance (Section 9), Taxes (Section 11), General (Section 13) (of which Sections 13.1and 13.10 will only survive for the duration of any Post-Expiration Agreement).
5.REPRESENTATIONS AND WARRANTIES; COVENANTS
Each Party represents, warrants and covenants to the other Parties, as applicable:
5.1Authority. Each Party has all right, power and authority to enter into this Agreement and perform its obligations under this Agreement. Each Party’s entry into and performance of its obligations under this Agreement will not (with or without the passage of time or giving of notice or both) violate any governing document (including articles of organization, certificate of incorporation or bylaws as applicable), any third party agreement (including any Compliance Requirement or Insurance Requirement) or arrangement or any Law, in each case by which such Party is bound or to which such Party or its assets is subject.
5.2Organization; Binding Agreement. Each Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized. This Agreement constitutes a legally valid and binding agreement of the Parties, enforceable against each Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting generally the enforcement of creditors’ rights and remedies and general principles of equity. Each Party will comply and will require their Personnel to comply in all respects with all Laws in connection with its performance under this Agreement. Hawaiian will notify Amazon in writing as promptly as practicable of the existence of any strike, lockout, job action, industrial disturbance, service disruption or other
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labor dispute that could reasonably be expected to impair its or a Hawaiian Provider’s ability to perform the Services.
5.3Service Representations. Hawaiian, each Hawaiian Provider, and their respective Personnel, as applicable, will: (a) perform the Services in a competent and workmanlike manner in accordance with the level of professional care customarily observed by highly skilled professionals rendering similar services; (b) comply with the Performance Standards; (c) promptly upon having actual knowledge, notify Amazon of any accident, incident, or event that impairs the safety of or delays delivery of shipments, and will use reasonable care and due diligence in the protection of the goods or shipments in their possession and control; and (d) at all times have sufficient equipment, Personnel and resources available to fulfill its obligations under each Work Order and the Flight Schedule then in effect (and, in any case in which such Hawaiian Provider believes, in its reasonable business judgment, that it does not have sufficient equipment, Personnel and resources available to handle all Amazon capacity requirements, such Hawaiian Provider will promptly notify Amazon in writing).
5.4Proprietary Rights. The Services performed by or on behalf of Hawaiian or a Hawaiian Provider and any reports, information, data, or other materials provided by or on behalf of Hawaiian or a Hawaiian Provider (including Amazon’s exercise of its rights under this Agreement with respect to such Services and other materials) will not violate, misappropriate or infringe upon Amazon’s or any third party’s trademarks, trade secrets, confidentiality rights, copyrights, patents, or any other intellectual property or proprietary rights in any jurisdiction (collectively, “Proprietary Rights”).
5.5Compliance. Hawaiian, each Hawaiian Provider, and their respective Personnel: (a) will comply with all applicable Laws in carrying out the Services; (b) will hold and comply with all required licenses, permits and approvals; (c) acknowledge that Amazon’s Code of Business Conduct and Ethics (as may be updated from time to time) which is posted at http://phx.corporate-ir.net/phoenix.zhtml?c=97664&p=irol-govConduct on the Effective Date prohibits the paying of bribes or facilitation payments to anyone for any reason, whether in dealings with governments or the private sector, and contains principles that are similar to Hawaiian’s Code of Business Conduct and Ethics which is posted at https://newsroom.hawaiianairlines.com/investor-relations/governance/committee-charters on the Effective Date and will comply with Hawaiian’s Code of Business Conduct and Ethics; (d) will comply with Amazon’s Supplier Code of Conduct (as may be updated from time to time) which is posted at https://sustainability.aboutamazon.com/amazon_supply_chain_standards_english.pdf on the Effective Date; and (e) comply with Amazon’s Third Party Information Security Policy attached as Exhibit H (as may be updated from time to time) (the requirements described in Section 5.10 and in this Section 5.5, the “Compliance Requirements”). Hawaiian and the Hawaiian Providers will maintain true, accurate and complete books and records concerning any payments made to another party by Hawaiian or a Hawaiian Provider under this Agreement, including on behalf of Amazon. In addition to its audit and inspection rights in Section 2.17, Amazon and its designated representative may reasonably inspect Hawaiian’s or any Hawaiian Provider’s books and records to verify such payments and for compliance with the Compliance Requirements at any time during the term of this Agreement.
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5.6Common Carrier. Each Carrier is a Common Carrier and is in compliance with all Laws applicable to Common Carriers.
5.7Filings. Where required by Law, Hawaiian and each Hawaiian Provider will ensure that all rates and terms and conditions that are the subject of this Agreement are filed with the appropriate Governmental Entity, if any, and, unless such shorter period is required by applicable Law, Hawaiian or such Hawaiian Provider will provide Amazon at least [***] Business Days’ notice in advance of any such filing.
5.8No Liens. Neither Hawaiian nor any Hawaiian Provider will hold, and to the fullest extent allowed by applicable Law, Hawaiian and each Hawaiian Provider hereby waive all rights to, any lien or encumbrance upon any Amazon shipments, property or assets, including any packages, parcels or other cargo or transportation units tendered to a Carrier or any documents relating thereto, in each case on behalf of itself and any third party landlord, contractor or other business relation engaged by Hawaiian or such Hawaiian Provider; except any lien or encumbrance not allowed to be waived by applicable Law will not be asserted.
5.9Flight Operations. Each Carrier will: (a) obtain and maintain in full force and effect all necessary certificates, air transport licenses, permits and authorizations required for the operation of any particular flight, including an air operator's certificate, whether required under the Laws of the state and country in which the Aircraft is registered or any other state or country to, from or over which the Aircraft will be flown in the course of any particular flight (collectively, “Operating Authority”); (b) only perform the Services using Aircraft covered by the Operating Authority; (c) at its sole expense (subject to Section 2.6), perform or cause to be performed all ongoing maintenance, inspections, repairs, modifications, preventive maintenance, fueling, installations, and overhaul work for the Aircraft in accordance with the Operating Authority, such Carrier’s CAA-approved maintenance and inspection program and other applicable Laws; (d) ensure that the Aircraft comply with all applicable airworthiness directives, mandatory service bulletins, alert bulletins, manufacturers’ releases and insurer’s requirements concerning the Aircraft; (e) at all times be the operator of the Aircraft and have complete, uninterrupted, effective and sustainable operational control of the Aircraft in accordance with the Operating Authority and other applicable Laws; (f) have possession, command, custody, and control of the Aircraft within the meaning of applicable Laws; (g) ensure that the pilot-in-command of the Aircraft will have absolute discretion in all matters concerning the preparation of the Aircraft for flight, including the load carried and its distribution, the decision whether or not a particular flight will be undertaken, the route to be flown and all matters relating to the operation of the Aircraft; (h) ensure that Flight Crew will have final and complete authority to cancel any flight for any reason or condition which in its judgment could compromise the safety or security of the flight or compliance with applicable Laws and may take any other action which in the judgment of the pilot-in-command is necessitated by consideration of safety, security compliance with applicable Laws; (i) be solely responsible for determining that containers and pallets (“Unit Load Devices” or “ULDs”) and related equipment (including nets, tie downs and tensioning equipment) are suitable for air transportation in accordance with applicable Laws; and (j) not provide the Services at, to or from any origin or destination locations located outside of the United States unless included on a Flight Schedule or approved in advance in writing by an Authorized Representative of Amazon; (collectively, the “Flight Operations Requirements”).
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5.10Trade Restrictions. Both Parties represent and warrant that: (a) neither they nor their financial institution(s) are subject to sanctions or otherwise designated on any list of prohibited or restricted parties or owned or controlled by such a party, including but not limited to the lists maintained by the United Nations Security Council, the US Government (e.g., the US Department of Treasury’s Specially Designated Nationals list and Foreign Sanctions Evaders list and the US Department of Commerce’s Entity List) or other applicable Governmental Entity in a jurisdiction where Hawaiian is providing Services; and (b) have measures in place to ensure that they will not directly or indirectly export, re-export, transmit, or cause to be exported, re-exported or transmitted, any commodities, software or technology to any country, individual, corporation, organization, or entity to which such export, re-export, or transmission is restricted or prohibited, including any country, individual, corporation, organization, or entity under sanctions or embargoes administered by the United Nations, US Departments of State, Treasury or Commerce or any other applicable Governmental Entity in a jurisdiction where Hawaiian is providing Services.
6.CONFIDENTIALITY; PROPRIETARY RIGHTS
6.1Confidentiality. The Parties will comply with the terms of the nondisclosure agreement between Hawaiian and Amazon dated [***], as may be amended, superseded or otherwise modified from time to time (“NDA”). In the case of any Third Party Carrier or other Hawaiian Provider, Hawaiian will procure from such Third Party Carrier or Hawaiian Provider an executed nondisclosure agreement in form and substance satisfactory to Amazon in its sole discretion. The existence of this Agreement, its terms and conditions, and any other information obtained by a Party from any other Party in connection with this Agreement or related to the Services that is identified as confidential or proprietary or that, given the nature of such information or the manner of its disclosure, reasonably should be considered confidential or proprietary (including information relating to the contents and recipients of packages, parcels and other cargo or transportation units, technology, customers, business plans, marketing activities, and finances) will be confidential information subject to the NDA. If no such agreement exists or if it has subsequently terminated or expired, each Party and their respective Personnel, as applicable: (a) will protect and keep confidential the existence of this Agreement, its terms and conditions and any other information obtained from a Party in connection with this Agreement or related to the Services that is identified as confidential or proprietary or that, given the nature of such information or the manner of its disclosure, reasonably should be considered confidential or proprietary (including all information relating to technology, customers, business plans, marketing activities, and finances); (b) will use such information only for the purpose(s) for which it was originally disclosed and in any case only for the purpose of fulfilling its obligations under this Agreement; and (c) will either (i) return all such information to the disclosing Party or (ii) destroy all such information (and provide written confirmation thereof) promptly upon the written request of the other Party. All such information will remain the exclusive property of the disclosing Party, and the receiving Party will not have any right to use such information except as expressly provided in this Agreement and the NDA. In the event that Hawaiian determines that it is required by applicable Law to file this Agreement with the U.S. Securities and Exchange Commission, it will promptly notify Amazon of such determination in writing and the Parties will reasonably cooperate in seeking confidential treatment of the Agreement to the
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maximum extent permitted by applicable Law. For clarity, Hawaiian and the Hawaiian Providers acknowledge and agree that this Section 6.1 strictly prohibits Hawaiian Personnel from engaging in any speculative discussion relating to Amazon’s technology, customers, business plans, marketing activities, or finances at industry conferences or similar public events without the prior written authorization of an Amazon Leadership Representative (to be granted or withheld in Amazon’s sole discretion).
6.2Publicity and Use Restrictions. Neither Party will use any trade name, trademark, service mark, logo or commercial symbol, or any other Proprietary Rights of the other Party or any Affiliate in any manner (including use in any client list, press release, advertisement or other promotional material) without prior written authorization of same by: (a) in the case of Amazon, an Amazon Leadership Representative (to be granted or withheld in Amazon’s sole discretion), including, for clarity, such authorization with respect to Hawaiian’s reasonable use to fulfill investor communications responsibilities as a publicly traded company in accordance with applicable Law; and (b) in the case of Hawaiian, a Hawaiian corporate communications department representative (to be granted or withheld in Hawaiian’s sole discretion). Any granted authorizations of a continuing nature expire at the end of the Term (for purposes of this Section 6.2, including any Post-Expiration Agreement), and any further uses following the end of the Term will require additional written authorization from an Amazon Leadership Representative in each instance. Notwithstanding the above, any rights or benefits arising from a Carrier’s provision of Services pursuant to this Agreement using a trade name, trademark, service mark, logo or commercial symbol, or any other Proprietary Right of Amazon or an Amazon Affiliate (including the provision of Services using an Aircraft bearing Amazon livery) is deemed to be used by Amazon and such rights and benefits will inure exclusively to the benefit of Amazon.
6.3Work Product Ownership. Each Party retains all right, title and interest (including all Proprietary Rights) in and to its concepts, data, designs, developments, documentation, drawings, hardware, improvements, information, inventions, processes, software, techniques, technology, tools, and any other intellectual property, and any third party licenses or other rights to use any of the foregoing, that: (a) exists prior to the Effective Date; or (b) are developed entirely independently by a Party, at any time without any use, knowledge of, or reference to, the other Party’s confidential information or other information obtained in connection with this Agreement (“Retained Intellectual Property”). If Hawaiian or a Hawaiian Provider delivers or is required to deliver to Amazon any work product in connection with the Services, Amazon owns, or upon assignment by the creator, will own, all right, title and interest (including, all copyrights and any other intellectual property rights) in such work product, provided that Hawaiian or the applicable Hawaiian Provider shall retain its interest in any Retained Intellectual Property contained in the work product. The work product has been specially ordered and commissioned by Amazon as “work made for hire” for copyright purposes; or, to the extent such deliverable does not so qualify, Hawaiian or such Hawaiian Provider (as applicable) hereby assigns to Amazon, its successors and assigns, all right, title and interest in and to the work product.
6.4Personal Information. Neither Party nor their Personnel will: (a) will use any personally identifiable information it receives concerning the other Party’s customers, suppliers, or Personnel, including names, addresses, e-mail addresses, and telephone numbers or, with respect to Hawaiian’s Flight Crews, means any data, combination of data, or other information
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that allows recorded or collected flight data to be associated with a specific Flight Crew member (collectively “Personal Information”), except solely for purposes of this Agreement; (b) transfer, rent, barter, trade, disclose, or sell such information; or (c) develop lists of or aggregate such Personal Information. To the extent permitted by Law, Hawaiian and each Hawaiian Provider will delete all instances (including backups and other copies) of Personal Information associated with each shipment within [***] days after completing the shipment. If Hawaiian or a Hawaiian Provider is required by Law to maintain records more than [***] days after shipment, Hawaiian or such Hawaiian Provider will delete the Personal Information as soon as it is permitted. Before disposing of any hardware, media or software (including any sale or transfer of such material or any disposition of Hawaiian’s or such Hawaiian Provider’s business) that contains or previously contained Personal Information, Hawaiian or such Hawaiian Provider will perform a complete forensic destruction of the Personal Information (which may include a physical destruction, preferably incineration, or secure data wipe) such that no such information can be recovered or retrieved.
7.DEFENSE/INDEMNITY
7.1To the fullest extent permitted by applicable Law, Hawaiian, jointly together with each Hawaiian Provider, and each Hawaiian Provider, jointly with Hawaiian but severally among other Hawaiian Providers with respect to Services performed by such other Hawaiian Providers, hereby releases and will indemnify, defend and hold harmless Amazon, each of its Affiliates, and their respective directors, officers, Personnel, shareholders, successors, and assigns of the foregoing (the “Amazon Indemnified Parties”), from and against any loss, claim, damage, suit, judgment, settlement, cost, expense, interest, fees, fines, penalties, government investigation or inquiry, remediation, and mitigation efforts regardless of whether required by Law and any other liability and costs and expenses relating thereto (including reasonable attorneys’ fees, expert fees and court costs) arising out of, in connection with, or related to any third party allegation or claim (collectively, “Claims”) based on or relating to: (a) the death of or injury to any Person whomsoever, including Personnel of the Amazon Indemnified Parties or the Hawaiian Indemnified Parties, loss of, damage to, delay or destruction of any goods or property whatsoever, including cargo, the Aircraft and any property of the Hawaiian Indemnified Parties or the Amazon Indemnified Parties or third parties, in any case caused by or resulting from an act or omission by Hawaiian, a Hawaiian Provider, or any of their respective Affiliates or Personnel in connection with the performance of the Services or their possession, use, operation or maintenance of the Aircraft or any equipment, machinery, spare engines and spare parts utilized to provide such Services; (b) breach of any material term by Hawaiian or any Hawaiian Provider, including any penalties, fines, or other costs associated with any government investigation relating thereto; (c) any infringement or misappropriation of any Proprietary Right by Hawaiian or a Hawaiian Provider; (d) any theft, embezzlement, forgery, fraud or other criminal act of Hawaiian or its Affiliates or any of their respective Personnel; or (e) any allegation or claim of negligence, willful misconduct or strict liability by or of Hawaiian or a Hawaiian Provider arising from an act or omission by Hawaiian, a Hawaiian Provider, or any of the respective Personnel of the foregoing. However, the foregoing indemnification obligation does not apply to an Amazon Indemnified Party to the extent such Claim results from the gross negligence or willful misconduct of such Amazon Indemnified Party.
7.2Hawaiian’s and each Hawaiian Provider’s duty to defend is independent of its duty to indemnify. Hawaiian’s and each Hawaiian Provider’s obligations under this Section 7
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are independent of all of its other obligations under this Agreement. Hawaiian and the applicable Hawaiian Provider will use counsel reasonably satisfactory to Amazon to defend each Claim, and Amazon will reasonably cooperate (at Hawaiian’s or Hawaiian Provider’s expense, as the case may be) in the defense. Neither Hawaiian nor any Hawaiian Provider will consent to the entry of any judgment or enter into any settlement in connection with a Claim without Amazon’s prior written consent, which may not be unreasonably withheld, delayed, or conditioned. Subject to the foregoing, Amazon will have the additional right to participate at any time and at its own expense in any indemnification action or related settlement negotiations using counsel of its own choice. The Parties agree that this Section 7 does not apply to claims for loss or damage under Section 8.
7.3To the fullest extent permitted by applicable Law, Amazon will indemnify and hold Hawaiian, each Hawaiian Provider (with respect to Services performed by such Hawaiian Provider), each of their respective Affiliates, and the respective directors, officers, Personnel, successors, and assigns of the foregoing (collectively, the “Hawaiian Indemnified Parties”), harmless from any Claim based on or relating to: (a) the death of or injury to any Person whomsoever, including Personnel of the Amazon Indemnified Parties or the Hawaiian Indemnified Parties, loss of, damage to, delay or destruction of any goods or property whatsoever, including cargo, the Aircraft and any property of the Hawaiian Indemnified Parties or the Amazon Indemnified Parties or third parties, in any case caused by or resulting from an act or omission by Amazon, or any of its Affiliates or Personnel in connection with the performance of ground handling functions that are the responsibility of Amazon pursuant to Section 2.8.1; or (b) cargo tendered directly by Amazon or its Personnel for transportation under this Agreement; (c) Amazon’s breach of any material term of this Agreement, including any penalties, fines, or other costs associated with any government investigation relating thereto; (d) any infringement or misappropriation of any Proprietary Right by Amazon; or (e) any theft, embezzlement, forgery, fraud or other criminal act of Amazon. However, the foregoing indemnification obligation in clause (b) does not apply to a Hawaiian Indemnified Party to the extent: (i) such Claim results from a violation of applicable Law with respect to such cargo by, or the gross negligence or willful misconduct of, such Hawaiian Indemnified Party; or (ii) Amazon is acting as a broker or air freight forwarder on behalf of Hawaiian or a Hawaiian Provider with respect to third party cargo. For any Claim under this Section 7.3 that may be covered under the applicable SGHA, the Carrier will first pursue all rights and remedies available under such SGHA.
7.4Amazon’s duty to defend is independent of its duty to indemnify. Amazon’s obligations under this Section 7 are independent of all of its other obligations under this Agreement. Amazon will use counsel reasonably satisfactory to Hawaiian to defend each Claim, and Hawaiian and any applicable Hawaiian Indemnified Party will reasonably cooperate (at Amazon’s expense) in the defense. Amazon will not consent to the entry of any judgment or enter into any settlement in connection with a Claim without Hawaiian’s prior written consent, which may not be unreasonably withheld, delayed, or conditioned. Subject to the foregoing, the applicable Hawaiian Indemnified Party will have the additional right to participate at any time and at its own expense in any indemnification action or related settlement negotiations using counsel of its own choice. The Parties agree that this Section 7 does not apply to claims for loss or damage under Section 8.
8.LOSS OR DAMAGE TO GOODS
8.1Liability Limit. Except as otherwise provided under applicable Law, neither Hawaiian nor any Hawaiian Provider will be liable for any loss, theft or damage to goods for any
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action: (a) unrelated to Hawaiian’s or a Hawaiian Provider’s performance of the Services, (b) arising solely as a result of Force Majeure, (c) that is reasonable wear and tear or (d) relating solely to ground equipment or functions that Amazon is performing under Section 2.8 (to the extent not provided by a Hawaiian Provider under a Ground Services Work Order) (“Excluded Claims”). To the extent that there is any loss, theft or damage to goods for any action unrelated to Excluded Claims, Hawaiian and the applicable Hawaiian Provider’s liability will be limited to the greater of: (y) $[***] per package and (z) $[***] per shipment, except: (i) to the extent such loss or damage is attributable to the gross negligence or misconduct of Hawaiian, any Hawaiian Providers, or their respective Personnel; or (ii) as set forth in Section 8.2. For purposes of this Section 8.1, a “shipment” refers to all of the packages to be transported together on any given flight. For all purposes hereunder, a “package” refers to an individual sellable unit, which may be shipped by a Carrier as part of a larger transportation unit containing multiple packages.
8.2Additional Coverage. With respect to any shipment(s) or class(es) of shipments, Amazon, Hawaiian, and each Hawaiian Provider (all acting reasonably and in good faith), with the concurrence of Hawaiian’s or the Hawaiian Provider’s insurers (as applicable), may mutually agree in writing on a special compensation to be paid by Amazon to increase the liability of the Hawaiian or the Hawaiian Provider in excess of the limits specified above in case of any loss, theft or damage to goods, effective upon mutual written agreement of authorized representatives of the Parties (including via email) indicating the shipment(s) or class(es) covered, the increased limit of Hawaiian’s or the Hawaiian Provider’s liability and the special compensation payable.
8.3Claims. Subject to Section 8.1, each Hawaiian Provider will be responsible for all loss of or damage to packages while in the possession, care, or control of such Hawaiian Provider and all of their respective Personnel and will pay claims at Amazon’s actual cost, including replacement cost of goods and direct costs associated with packaging, handling and shipping. Claims for lost or damaged packages may be based upon Amazon’s manifest and any other materially relevant information, may be initiated electronically (including via e-mail), and may be filed at any time within [***] days after the item was tendered to such Hawaiian Provider. The Hawaiian Provider will acknowledge claims within [***] days of receipt and will process all claims to conclusion and pay Amazon or credit its account, to the extent applicable, within [***] days of receipt.
8.4Cooperation. Hawaiian and each Hawaiian Provider agrees to cooperate as reasonably requested at their respective expense with Amazon loss prevention and investigative personnel in the conduct of investigations and preparation of reports related to loss, damage, fraud, shrinkage, mis-delivery, theft and other matters of mutual concern.
9.INSURANCE
9.1Hawaiian Provider Insurance Coverage. Throughout the Term, and as otherwise required herein, Hawaiian and each Hawaiian Provider, as applicable, will carry at its expense:
9.1.1Aviation Liability insurance as of the Effective Date and continuing for a period of [***], including commercial general liability insurance, third party legal liability including passenger liability, third party war and allied perils, property
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damage liability, premises liability, products and completed operations liability with respect to any maintenance, and contractual liability (which, without limitation, will specifically insure the indemnity of Carrier in Section 7 hereof subject to the terms and conditions of such policy), and provide a breach of warranty clause, a severability of interest clause and a waiver of subrogation in favor of the Additional Insureds, and evidence worldwide policy territory, if applicable, subject to any exclusions then standard in the commercial aviation insurance market, with limits of not less than USD $[***] combined single limit for bodily injury and property damage each occurrence (and USD $[***] per occurrence and in the aggregate with respects war and allied perils);
9.1.2Business Automobile liability insurance as required by Law in all jurisdictions where Hawaiian or a Hawaiian Provider performs Services for Amazon with a combined single limit of not less than USD $[***] per occurrence;
9.1.3Worker’s Compensation insurance in all jurisdictions where Hawaiian or a Hawaiian Provider performs the Services, and Employer’s Liability insurance with a limit of not less than USD $[***] per occurrence, both with a waiver of subrogation in favor of the Additional Insureds;
9.1.4Aircraft Hull and Hull War insurance that, on or prior to the applicable Work Order Effective Date, each Carrier will maintain (or cause to be maintained) in full force and effect on terms substantially similar to and no less favorable than insurance carried by the Carrier on similar aircraft in its fleet, all risk-ground and flight aircraft hull insurance covering the Aircraft (including coverage of the engines and parts while temporarily removed from or not installed on the Aircraft and spare parts, engines, and APUs), in amounts denominated and payable in United States Dollars not less than, in respect of the Aircraft, the Agreed Value, and with respect to any engines or parts while removed from the Aircraft on a replacement value basis. The Carrier will maintain such insurance covering any loss or damage arising from: (a) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power, or attempts at usurpation of power; (b) strikes, riots, civil commotions, or labor disturbances; (c) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional; (d) any malicious act or act of sabotage; (e) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title, or use by or under the order of any Governmental Entity; and (f) hijacking or any unlawful seizure or wrongful exercise of control of the Aircraft or any airframe on which any engine is installed or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft or such airframe acting without the consent of the insured;
9.1.5Hawaiian and each Hawaiian Provider, as applicable, covenants that all policies and subsequent policies taken out in accordance with this Section 9.1.5 will: (a) be issued by insurance companies or underwriters of internationally recognized standing in the aviation industry; (b) with respect to the insurance required under Section 9.1.4, be endorsed to name Amazon (and as directed by Amazon, Amazon’s Aircraft
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lessor and any other party with an interest in the Aircraft as may be reasonably requested by Amazon), as the loss payee to the extent of its interests in respect of hull claims that become payable on the basis of a total loss and will provide that any other loss will be settled (net of any relevant policy deductible) with Amazon as may be necessary to repair the Aircraft unless otherwise agreed in writing; (c) provide that insurers will waive all rights of subrogation as against Amazon and each of its Affiliates and their officers, directors, employees, lessors and any other parties as reasonably requested by Amazon (“Amazon Parties”); (d) waive any right of the insurers to any setoff, counterclaim or other deduction against the Amazon Parties; (e) with respect to the insurance required under Section 9.1.4, contain a 50/50 claims funding clause in the form of Lloyd’s standard provision AVS103 in the event of a dispute as to which policy will pay in the event of a loss; and (f) have deductibles (not applicable in case of a total, constructive total and/or arranged total loss) standard in the industry which do not exceed, per occurrence, (i) USD $[***] (provided that the Parties will use commercially reasonable efforts to obtain lower deductibles if available) or (ii) such lower amounts carried by the Carrier with respect to other aircraft similar to the Aircraft and operated on similar routes or which are otherwise reasonably acceptable to, and approved in writing by Amazon. [***].
9.1.6All insurance coverage will be subject to Endorsement AVN67B (or a comparable endorsement); and
9.1.7Cargo legal liability insurance with limits sufficient to cover the Carrier’s obligations per Section 8, but in no event less than USD $[***] per loss.
9.2Additional Policy Requirements. All such policies will also cover Hawaiian’s and a Hawaiian Provider’s (as applicable) liability under this Agreement for any acts by subcontractors and will afford coverage for the Aircraft both in flight and not in flight, as applicable. In the event that any insurance on the Aircraft which is required by this Section 9 is invalidated or is otherwise not in effect for any reason, the Aircraft must not be used to perform the Services until such time as the insurance is again valid and in full force and effect; except that such lapse in insurance will not excuse a breach of the Carrier’s obligations under this Agreement. Hawaiian and the Hawaiian Provider (as applicable) will not permit its insurance policy coverage limits to be reduced below the minimum amounts set forth above or any such policy to be cancelled or allowed to expire without at least [***] days ([***] days for nonpayment of premiums and [***] days, or such other period as is then customarily obtainable in the industry, in the case of any hull war and allied perils coverage) prior written notice to Amazon (provided that such notice will be a lesser period customary in the commercial aviation insurance industry with respect to war risk coverage). Hawaiian and each Hawaiian Provider (as applicable) will cause Amazon and each of its Affiliates and their officers, directors, employees, lessors and any other parties required by Amazon, at Amazon’s reasonable request, (“Additional Insureds”) to be named as additional insureds and coverage will be primary, without right of contribution from the Additional Insureds or their insurers on the policies required pursuant to this Section 9.1.1 and 9.1.2 and will submit certificates of insurance for the coverage required under this Section 9 at commencement of the Services and at Amazon’s request. The Carrier will send certificates of insurance via email to coi-air@amazon.com. Amazon’s knowledge or approval of any of Hawaiian’s or a Hawaiian Provider’s insurance policies does not relieve or
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limit any of Hawaiian’s or such Hawaiian Provider’s obligations under this Agreement, including liability under Section 7 or Section 8 for claims exceeding required insurance limits. The requirements described in this Section 9 are collectively referred to as the “Insurance Requirements.” To the extent there is a higher standard or additional insurance requirements under any Amazon Aircraft Lease/Sublease such higher standard or additional insurance requirement will be deemed to be an Insurance Requirement hereunder.
9.3Amazon Insurance. Throughout the Term, and as otherwise required herein, Amazon (including its Affiliates, as applicable), will carry at its expense: (a) Commercial General Liability insurance with limits of not less than USD $[***] per occurrence and USD $[***] in the aggregate; (b) Worker’s Compensation insurance in all jurisdictions in the United States where Amazon Personnel perform services under this Agreement as required by law; and Employer’s Liability insurance with a limit of not less than $[***] per occurrence; and (c) Business Automobile Liability insurance as required by law with a combined single limit of not less than USD $[***] per occurrence. Amazon will provide certificates of insurance for the coverage required under this Section 9.3 upon the commencement of the Services in such jurisdictions and at Hawaiian’s reasonable request.
10.PERSONNEL; INDEPENDENT CONTRACTORS
10.1Relationship of the Parties. Each of Hawaiian and Amazon are independent contractors. Nothing in this Agreement is to be construed as creating an agency, partnership, or joint venture relationship between or among any of the Parties, and no Party will be entitled to act on behalf of or bind the other in any manner, except to extent expressly set forth in this Agreement or any Work Order (if at all).
10.2Personnel. All Personnel furnished by a Party to provide Services are employees, agents, or subcontractors of such Party and are not employees, agents, or subcontractors of any other Party. Each Party has exclusive responsibility for and exclusive control over its Personnel, its labor and employee relations, and its policies relating to wages, hours, working conditions, and other employment conditions. Each Party: (a) will ensure that its respective Personnel comply with the other Party’s rules and policies while on such other Party’s premises (to the extent that such other Party has informed such Party of such rules and policies with reasonable prior notice), and, for transportation to or from the premises of a customer, supplier, or other business relation of such other Party, such Party will ensure that their respective Personnel comply with such third party’s rules and policies while on such third party’s premises (to the extent that such Party has received reasonable prior notice of the rules and policies); (b) has the exclusive right to hire, transfer, suspend, layoff, recall, promote, discipline, discharge, and adjust grievances with its respective Personnel; (c) is solely responsible for all salaries and other compensation of their respective Personnel who provide Services and is solely responsible for making all deductions and withholdings from the salaries and other compensation of its respective Personnel and for paying all contributions, taxes and assessments. Neither (w) Hawaiian’s nor any Hawaiian Provider’s Personnel are eligible to participate in any employment benefit plans or other benefits available to Amazon employees, nor (x) Amazon’s nor any Amazon Affiliate’s Personnel are eligible to participate in any employment benefit plans or other benefits available to Hawaiian or Hawaiian Provider employees, as applicable. Neither
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(y) Hawaiian nor any Hawaiian Provider has any authority to bind Amazon to any agreement or obligation, nor (z) Amazon nor any Amazon Affiliate has any authority to bind Hawaiian or any Hawaiian Provider to any agreement or obligation.
10.3Subcontractors. Notwithstanding the existence or terms of any subcontract or any contracting of Services by Hawaiian or a Hawaiian Provider as described in this Section 10.3, Hawaiian and each Hawaiian Provider will remain jointly and severally responsible for the full performance of the Services in accordance with the Performance Standards and other requirements of this Agreement and any applicable Work Order (to the extent such Hawaiian Provider is party to such Work Order). The terms and conditions of this Agreement and any and all Work Orders are binding upon Hawaiian Providers, their Affiliates and their respective Personnel, to the extent a Hawaiian Provider is party to such Work Orders. Hawaiian and each Hawaiian Provider will: (a) ensure that their Personnel comply with this Agreement and such Work Orders; and (b) be responsible for all acts, omissions, negligence and misconduct of their Personnel. Hawaiian and any applicable Hawaiian Provider will also ensure that all of its subcontractors effectively and irrevocably waive, to the fullest extent permitted by Law, any lien upon (or other right with respect to) the packages, parcels and other cargo or transportation units transported, regardless of whether such subcontractor would otherwise be entitled to such lien or other rights under contract or applicable Law (or if and to the extent any such lien may not be waived under applicable Law, agree not to assert such lien), and waive any claim (including for amounts owed for delivery services) against Amazon and any recipient. Without in any way limiting any of Hawaiian’s or any Hawaiian Provider’s obligations or Amazon’s rights under Section 7, if any subcontractor of Hawaiian or any Hawaiian Provider asserts any claim, demand, suit, or action (“Hawaiian Subcontractor Claim”) against Amazon or any of its Affiliates and Hawaiian or a Hawaiian Provider, as the case may be, is then undergoing any bankruptcy proceeding, then Amazon may at its sole discretion, but is not obligated to, defend or settle such Hawaiian Subcontractor Claim at the cost and expense of Hawaiian, except that, for clarity, if Amazon incurs or pays any loss, damage, settlement, cost, expense, or any other liability (including reasonable attorneys’ fees) relating to such Hawaiian Subcontractor Claim, Amazon may set off such amounts in full against any amounts Amazon owes to Hawaiian or demand immediate full reimbursement from Hawaiian or such Hawaiian Provider. Amazon will remain responsible for the full performance if its obligations under this Agreement. To extent Amazon subcontracts any of its obligations under this Agreement, Amazon will: (y) ensure that such entities and individuals comply with this Agreement; and (z) be responsible for all acts, omissions, gross negligence and willful misconduct of such entities and individuals. Without in any way limiting any of Amazon’s obligations or Hawaiian’s or any Hawaiian Provider’s rights under Section 7 if any subcontractor asserts any claim, demand, suit, or action (“Amazon Subcontractor Claim”) against Hawaiian or any Hawaiian Provider, as the case may be, is then undergoing any bankruptcy proceeding, then Hawaiian may at its sole discretion, but is not obligated to, defend or settle such Amazon Subcontractor Claim at the cost and expense of Amazon, except that, for clarity, if Hawaiian or any Hawaiian Provider incurs or pays any loss, damage, settlement, cost, expense, or any other liability (including reasonable attorneys’ fees) relating to such Amazon Subcontractor Claim, Hawaiian and the Hawaiian Providers may set off such amounts in full against any amounts Hawaiian owes to Amazon or demand immediate full reimbursement from Amazon.
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11.TAXES
Hawaiian and the Hawaiian Providers are liable for, and agree to pay, all income, gross receipts, franchise, or similar taxes (including interest and penalties) associated with this Agreement or the Services provided under this Agreement that are imposed upon, as applicable, Hawaiian or the Hawaiian Providers (“Income Taxes”).
Hawaiian and each Hawaiian Provider (as applicable) may charge and Amazon will pay applicable national, state, or local sales or use taxes, excise or value added taxes that Hawaiian or such Hawaiian Provider is legally obligated to remit (“Transfer Taxes”), if Hawaiian’s or such Hawaiian Provider’s invoices state those Transfer Taxes separately and meet the appropriate tax requirements for a valid tax invoice. Amazon may provide Hawaiian or the applicable Hawaiian Provider an exemption certificate or equivalent information acceptable to the relevant taxing authority, in which case Hawaiian or such Hawaiian Provider will not collect (or, as applicable will charge a reduced rate) the Transfer Taxes covered by such certificate. Each Party may deduct or withhold any taxes that it is legally obligated to deduct or withhold from any amounts payable to other Party under this Agreement, and will provide the other Party with documentation evidencing payment of such tax to the applicable taxing authority. If tax withholding applies to a payment under this Agreement, the Parties will cooperate with one another in using reasonable efforts to avoid or reduce such withholding, including by providing any tax forms that may be necessary in order for the other Party to not withhold tax or to withhold tax at a reduced rate. Payment to a Party, as reduced by such deductions or withholdings, will constitute full payment and settlement to the other Party of amounts payable under this Agreement. Throughout the Term, each Party will provide any forms, documents, or certifications as may be required for the other Party to satisfy any information reporting or withholding tax obligations with respect to any payments under this Agreement. Each Party will cooperate as and to the extent reasonably requested by the other Party in connection with the filing of tax returns and any tax proceeding with respect to taxes relating to payments under this agreement, and in using reasonable efforts to reduce or obtain a refund of such taxes. For the avoidance of doubt, the Hawaii General Excise Tax will be considered a Transfer Tax, and not an Income Tax, for purposes of this Section 11.
In the event that Hawaiian, any Hawaiian Provider, or Amazon fails to pay the Income Taxes or the Transfer Taxes (collectively, the “Taxes”) that it is responsible for under this Section 11 and such Taxes are levied upon, assessed against, collected from or otherwise imposed upon another party, the party responsible for such Taxes under this Section 11 will immediately indemnify, defend, and hold the other harmless from and against all such indemnified taxes, including any interest or penalties associated with such Taxes. In addition, the indemnifying party will be subrogated to any rights the indemnified party may have to contest, dispute, or appeal the imposition of such Taxes.
12.WORK ORDERS AND AMAZON AIRCRAFT LEASES/SUBLEASES
12.1Committed Aircraft. Provided that this Agreement remains then in effect and no Hawaiian Event of Default has occurred and is continuing, Amazon and Carrier will enter into a CMI Work Order in the form of Exhibit B-1 and an Amazon Aircraft Sublease in the form of
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Exhibit I concurrently with the delivery date for each of the Committed Aircraft. With respect to the first Committed Aircraft, Hawaiian will promptly notify Amazon of data required in connection with the addition of Airbus A330- freighter aircraft to Carrier’s Operating Authority and Amazon will use commercially reasonable efforts to provide same in a timely manner. [***].
12.2Additional Aircraft. Amazon will have the right to enter into CMI Work Orders and an Amazon Aircraft Lease/Sublease for Additional Aircraft to be operated under this Agreement upon the provision of not less than [***] days’ notice as long as the model and type of Amazon Aircraft is then-currently on the Carrier’s Operating Authority, provided, however that unless otherwise mutually agreed, Amazon will not add more than [***] Amazon Aircraft per rolling [***] period and not more than [***] Amazon Aircraft per rolling [***] period. In such event the Price Schedule will apply and the Parties will enter into a CMI Work Order and an Amazon Aircraft Lease/Sublease concurrently with the delivery date for the Additional Aircraft. Should a Hawaiian Aircraft of the same aircraft type as the Amazon Aircraft be available to perform ACMI Services and the Parties elect to enter into an ACMI Work Order for same, the pricing for CMI Services in the Price Schedule will apply, except that the Aircraft and heavy maintenance components of the Price Schedule will be mutually agreed to reflect any differences reasonably associated with Hawaiian’s cost of ownership.
12.3Amazon Aircraft Configuration. At the time of delivery to Carrier, each Amazon Aircraft will be in the Baseline Configuration. Any additional modifications necessary to satisfy Carrier’s operational requirements or for any other reason will be the responsibility of Carrier and must be approved in advance in writing by Amazon.
13.GENERAL
13.1Assignment by Hawaiian Providers. Except as otherwise permitted in accordance with Section 2.3, the Parties acknowledge and agree that they have a strong and special personal and confidential relationship and trust in each Party’s abilities and integrity in connection with the critical and difficult services contemplated under this Agreement and that neither Hawaiian nor any Hawaiian Provider may assign or otherwise transfer this Agreement (in whole or in part, directly, indirectly or by operation of Law), or subcontract or delegate any of their respective obligations, duties, or rights under this Agreement, without Amazon’s prior written consent. For the purposes of this Section 13.1, an assignment will be deemed to include any Change of Control. Any attempt to assign, subcontract or delegate by Hawaiian or a Hawaiian Provider in violation of this Section 13.1 will be void in each instance. Hawaiian or a Hawaiian Provider (as applicable) will give Amazon prompt written notice of any Change of Control including, within [***] Business Days of Amazon’s request but in no event less than [***] Business Days prior to the closing of the Change of Control transaction, a certification to Amazon by the acquiring or surviving entity (including such other documentation as may be reasonably requested by Amazon), that it will continue providing the Services and that it will not otherwise discontinue, deprioritize or make business changes that will adversely impact Amazon’s operations for the duration of the Term pursuant to the terms and conditions of this Agreement, the sufficiency of which documentation will be determined in Amazon’s reasonable discretion. If a Change of Control occurs during the Term and Amazon has not provided its consent as provided above
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Amazon will have the right to terminate this Agreement and any Work Order upon written notice to Hawaiian or the applicable Hawaiian Provider, effective as of the date of the Change of Control or other time specified by Amazon in its notice. Subject to the foregoing in this Section 13.1, this Agreement will be binding upon, and inure to the benefit of, the Parties and their respective permitted successors and assigns.
13.2Assignment by Amazon. Amazon may assign this Agreement or any Work Order to an Affiliate or in connection with any merger, reorganization, sale of all or substantially all of its assets, or any similar transaction without the consent of Hawaiian.
13.3Governing Law/Venue. The internal laws of the State of New York, excluding its conflicts of law rules, govern this Agreement. Amazon, Hawaiian, and each Hawaiian Provider irrevocably submit to the exclusive jurisdiction of the courts located in New York County, New York for the resolution of any claim or dispute arising out of or in connection with this Agreement and waives all objections to jurisdiction and venue of such courts.
13.4Notices. Notices under this Agreement are sufficient only if made in writing and delivered by personal delivery, certified mail, nationally-recognized overnight courier service, or email with confirmed read receipt, in each case in accordance with this Section 13.4. Such notice will be deemed effective: (a) when delivered personally; (b) three Business Days after sent by certified mail (return receipt requested) to the applicable address(es) set forth in the signature blocks below or in the applicable Work Order; (c) on the next business day after being sent by a nationally recognized courier service to the applicable address(es) set forth in the signature blocks below; or (d) on the day acknowledged in writing (email or otherwise) by the recipient Party when delivered by email, but only to the extent such email notice has been sent to an employee of the recipient Party having knowledge of the matter contained in the notice (and, in the case of notice to Amazon, with a copy to contractslegal@amazon.com and airlegal@amazon.com, and in the case of notice to Hawaiian, with a copy to AvionNotices@HawaiianAir.com and is conspicuously identified as a notice under this Agreement. Any notice to Amazon must include an additional copy to: Amazon.com, Inc. Attn: General Counsel P.O. Box 81226 Seattle, WA 98108-1226. Any notice to Hawaiian must include an additional copy to: Hawaiian Airlines, Inc. Attn: Chief Legal Officer, P.O. Box 30008, Honolulu, HI 96820.
13.5Amendment and Waiver. Except as set forth in this Section 13.5, this Agreement may not be amended, suspended, superseded or otherwise modified except by a written instrument, expressly identifying the modifications made and signed by the authorized representative of each of the Parties provided that, except as expressly provided in or with respect to any Work Order or exhibit, in each instance in this Agreement where reference has been made to establishing or deviating from the terms of this Agreement as “mutually agreed” (or with substantially similar terms), the Parties may so agree solely by written instrument signed by both Parties explicitly modifying this Agreement. No waiver will be effective under this Agreement except by a written instrument, expressly identifying the rights waived and signed by the authorized representative of each Person to be bound thereby. A waiver regarding any breach or default will not constitute a waiver with respect to any different or subsequent default unless expressly provided in such waiver instrument. Without limiting the
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generality of the foregoing, a Party will not be deemed to modify any term or waive any right or remedy under this Agreement by failing to insist on compliance with any of the terms of this Agreement or by failing in one or more instances to exercise any right under this Agreement.
13.6Remedies. The rights and remedies of the Parties under this Agreement are cumulative, and any Party may enforce any of its rights or remedies under this Agreement or other rights and remedies available to it at law or in equity, except that the Parties will not be entitled to any double recovery. Hawaiian and the Hawaiian Providers, will, at no cost to Amazon, promptly and satisfactorily correct any Services provided in a manner not in conformity with the requirements of this Agreement or any other noncompliance with this Agreement noted in connection with any review or inspection. Hawaiian and the Hawaiian Providers acknowledge that any material breach of this Agreement by Hawaiian or the Hawaiian Providers may cause Amazon irreparable harm for which Amazon may have no adequate remedies at Law. Accordingly, Amazon is entitled to seek specific performance of this Agreement or injunctive relief for any such breach. Each Party waives all claims for damages by reason of the wrongful issuance of an injunction and acknowledges that their only remedy in that case is the dissolution of that injunction.
13.7Construction. Each Work Order, addendum, exhibit and schedule associated with this Agreement is hereby incorporated by reference, as if fully set forth herein, and each reference to an exhibit in this Agreement will include all subsections or portions of such exhibit, except that a Work Order or Work Orders may be referenced separately as context requires. If any provision of this Agreement is determined to be unenforceable in any jurisdiction, the Parties intend that this Agreement be enforced in such jurisdiction as if the unenforceable provisions were not present and that any partially valid and enforceable provisions be enforced in such jurisdiction to the extent that they are enforceable, and further agree to substitute for the invalid provision a valid provision (with respect to such jurisdiction) which most closely approximates the intent and economic effect of the invalid provisions. The Section headings of this Agreement are for convenience only and have no interpretive value. References to currency or “USD” or “$” in this Agreement refer to the United States of America Dollar unless otherwise expressly noted. Unless the context otherwise requires, as used in this Agreement, all terms used in the singular will be deemed to refer to the plural as well, and vice versa. The use of the word “including” and similar terms in this Agreement will be construed without limitation. References in this Agreement to “Business Days” will refer to each day other than a Saturday or Sunday or a day that commercial banking institutions in Seattle, Washington or Honolulu, Hawaii are authorized or required by Law to remain closed, “days” means consecutive calendar days, and “week” will mean a calendar week commencing on Sunday and ending on Saturday. Each Party and its counsel has reviewed and jointly participated in the establishment of this Agreement. No rule of strict construction or presumption that ambiguities will be construed against any drafter will apply. Except as expressly set forth in Sections 13.8 and 13.9, the terms and conditions of this Agreement will apply solely for the benefit of the Parties (including their permitted successors and assigns), and nothing under this Agreement will give any other third party any benefit, right or remedy under this Agreement.
13.8Third Party Shippers. Amazon may from time to time use the Services on behalf of, or make the Services available to, one or more third parties (including third parties using any
48

e-commerce website operated in whole or in part by Amazon) under this Agreement (including, for clarity, Section 2.12.2) (a “Third Party Shipper”), it being understood that Amazon shall be jointly and severally liable with such Third Party Shipper for all of obligations of “Amazon” pursuant to this Agreement in connection with such Services and Hawaiian or the applicable Hawaiian Provider may be able to assert any of its rights in connection with such Services directly against Amazon. Any deviation from the above shall require the execution of a separate agreement by and among Hawaiian, Amazon and the applicable Third Party Shipper.
13.9Work Orders. This Agreement governs each Work Order. If any provision of any Work Order conflicts with the terms of this Agreement, then the terms of the Work Order will prevail to the extent necessary to resolve the conflict (but with such modification limited solely to the scope of the Work Order effecting such modification). Amazon and any of its Affiliates will have the right to enter into Carrier Work Orders and Ground Services Work Orders with Hawaiian or Hawaiian Providers pursuant to this Agreement, and this Agreement will apply to each such Work Order as if the Amazon Affiliate was a signatory to the Agreement. With respect to such Work Orders, such Amazon Affiliate becomes a Party to this Agreement and references to Amazon in this Agreement are deemed to be references to such Affiliate unless otherwise specified. Each Work Order is a separate obligation of the Amazon Affiliate that executes such Work Order, and no other Amazon Affiliate has any liability or obligation under such Work Order. Each Amazon Affiliate receiving Services under this Agreement is an express intended third party beneficiary of this Agreement and will be entitled to enforce this Agreement as if an original signatory hereto. Hawaiian will remain jointly and severally responsible for the provision of Services notwithstanding any contracting of Services to any Hawaiian Provider or any Work Orders entered into by a Hawaiian Provider.
13.10Hazardous Materials Notifications. Hawaiian or the applicable Hawaiian Provider will notify Amazon’s dangerous goods compliance department (at the phone number or email address designated by Amazon for this purpose) promptly (and in any event within [***]) after Hawaiian or such Hawaiian Provider becomes aware of any: (a) injury to persons, property damage, environmental damage, fire, breakage, spillage, leakage, or any other accident or incident involving any product defined, designated, or classified as hazardous material, hazardous substance, or dangerous good (including for clarity, limited and excepted quantities, consumer commodity, ORM-D, lithium batteries, and radioactive and magnetic materials) under any applicable Law and transported or likely to be transported by a Carrier under this Agreement (collectively, “Hazardous Materials”); (b) event or circumstance involving Hazardous Materials that violates or is reasonably likely to violate any applicable Law, or (c) investigation of any shipment containing Hazardous Materials by any Governmental Entity.
13.11Counterparts. Each Party may effect the execution and delivery of this Agreement and any Work Order, amendment or addendum hereto or thereto by facsimile or electronic transmission (including in portable document format or by electronic signature) of one or more signed counterparts that together will constitute one and the same instrument.
13.12Limitations of Liabilities. Under no circumstances will: (a) any Party be liable for any special, incidental, consequential, or indirect damages arising from or in relation to this
49

Agreement, regardless as to the cause of action and however alleged or arising; or (b) Amazon’s total aggregate liability to Hawaiian or any Hawaiian Providers under this Agreement exceed $[***]. Notwithstanding the foregoing, nothing in this Agreement will limit a Party’s liability with respect to: [***].
13.13Entire Agreement.
13.13.1This Agreement, together with the NDA and all other documents referenced in this Agreement (including, as applicable, any then-effective Work Orders and Amazon Aircraft Lease/Sublease), constitutes the complete and final agreement of the Parties pertaining to the Services and supersedes the Parties’ prior agreements, understandings, communications and discussions, oral or written, relating to the subject matter hereof.
13.13.2In the event of a conflict between an Amazon Aircraft Sublease and this Agreement solely with respect to which Party is responsible for any costs (including costs in connection with the use, maintenance, operation and Redelivery Conditions (as defined in the Amazon Aircraft Sublease), expenses, payments, indemnification, or remedies, this Agreement will prevail to the extent necessary to resolve the conflict.
13.13.3As between the Parties with respect to each Amazon Aircraft Sublease, the following expenses will be reimbursable by Amazon to Hawaiian [***].

(a)[***];

(b)[***];

(c)[***];

50

(d)[***];

(e)[***];

(f)[***];

(g)[***];

(h)[***].

13.13.4 As between the Parties with respect to each Amazon Aircraft Sublease, the following remedies provisions of such Amazon Aircraft Sublease will not apply: [***].

51

13.14Cooperation. Each Party will cooperate with the other Party in good faith in the performance of its respective activities contemplated by this Agreement through, among other things, making available, as reasonably requested by the other Party, such management decisions, information, approvals and acceptances in order that the provision of the Services under this Agreement may be accomplished in a proper, timely and efficient manner. Except as expressly provided otherwise, where agreement, approval, acceptance, or consent of a Party is required by any provision of this Agreement, such action will not be unreasonably withheld or delayed.
13.15Further Assurances. The Parties agree to execute and deliver such other instruments and documents as another Party reasonably requests to evidence or effect the transactions contemplated by this Agreement.
13.16Priority Over Standard Forms. The Parties may use standard business forms, including bills of lading, waybills, proof of delivery documents and invoices, but use of such forms is for convenience only and does not alter the provisions of this Agreement or any Work Order even if signed by any Party. THE PARTIES WILL BE BOUND BY, AND EACH SPECIFICALLY OBJECTS TO, ANY PROVISION THAT IS DIFFERENT FROM OR IN ADDITION TO THIS AGREEMENT (WHETHER PROFFERED ORALLY OR IN ANY WRITING, INCLUDING ANY QUOTATION, INVOICE, SHIPPING DOCUMENT, BILL OF LADING, WAYBILL, ACCEPTANCE, CONFIRMATION, CORRESPONDENCE, TARIFF, OR CIRCULAR).
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]
52

This Air Transportation Services Agreement is signed by duly authorized representatives of the Parties.

AMAZON:
Amazon.com Services LLC
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:

Amazon.com Services LLC
Attention: Director, Global Fleet & Aviation Sourcing
(if by mail):
P.O. Box 81226
Seattle, WA 98108-1226
(if by courier):
410 Terry Avenue North
Seattle, WA 98109-5210 USA
Phone: (206) 266-1000
Facsimile: (206) 266-2009
With a copy to:

Attention: General Counsel
(same P.O. box and courier address)
Email: airlegal@amazon.com and contracts legal@amazon.com
Facsimile: (206) 266-1440

HAWAIIAN:
Hawaiian Airlines, Inc.
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:

Hawaiian Airlines, Inc.
Attention: Chief Financial Officer
(if by USPS):
P.O. Box 30008
Honolulu, HI 96820
(if by courier):
3375 Koapaka Street
Suite G350
Honolulu, HI 96819
USA
Facsimile: (808) 840-8369
Phone: (808) 835-3700
With a copy to:

Attention: Chief Legal Officer
(same P.O. box and courier address)
Email: AvionNotices@HawaiianAir.com
Facsimile: (808) 840-8369

(Signature Page to Air Transportation Services Agreement)

Exhibit A
Committed Aircraft

Amazon Aircraft No.	Estimated Delivery Date	Services Commencement Date	MSN*
#1	[***]	[***]	[***]
#2	[***]	[***]	[***]
#3	[***]	[***]	[***]
#4	[***]	[***]	[***]
#5	[***]	[***]	[***]
#6	[***]	[***]	[***]
#7	[***]	[***]	[***]
#8	[***]	[***]	[***]
#9	[***]	[***]	[***]
#10	[***]	[***]	[***]

*The serial numbers provided are for planning purposes only and the order in which specific aircraft are delivered is subject to change by Amazon in its discretion[***].

Exhibit A-1

Exhibit B-1
Form of CMI Work Order
This CMI WORK ORDER No. C-[●] (this “Work Order”) is effective as of [●] (“Work Order Effective Date”) and entered into and made a part of the Air Transportation Services Agreement between Hawaiian Airlines, Inc. (“Hawaiian”) and Amazon.com Services LLC (“Amazon”), effective as of October 20, 2022 (the “Agreement”), to apply to the Amazon entity signatory hereto (solely for the purposes of this Work Order, “Amazon”) and the Carrier entity signatory hereto (solely for the purposes of this Work Order, “Carrier”) for the Services described below. Carrier and Amazon hereto each hereby joins the Agreement with respect to all rights and obligations under this Work Order. Nothing in this Work Order will relieve Amazon or Hawaiian of their respective responsibilities for the performance of any obligations under the Agreement. All capitalized terms not defined in this Work Order have the respective meanings set forth in the Agreement. In the event of a conflict between any term in the Agreement and any term in this Work Order, the term in this Work Order will prevail to the extent necessary to resolve the conflict.
1.WORK ORDER AIRCRAFT; PROVISION OF SERVICES
1.1Carrier and Amazon acknowledge that Amazon and Carrier have entered into an “Aircraft [Lease/Sublease] Agreement (MSN [●]),” dated [●] (the “Aircraft [Lease/Sublease]”), under which Carrier [leases/subleases] from Amazon one [●] Amazon Aircraft bearing Manufacturer’s Serial Number [●] and Registration Number N[●] (the “Work Order Aircraft”).
1.2Carrier will operate the Work Order Aircraft in the performance of the cargo flights set forth in the Flight Schedule. The flights described in the Flight Schedule and the other Services performed by Carrier hereunder will, for purposes of this Work Order, be referred to as the “Work Order Services.”
2.EQUIPMENT AND SERVICES; REIMBURSABLE EQUIPMENT AND SERVICES
Carrier will provide, or cause to be provided, the Personnel, capabilities, equipment and other items described in Section 2.5 of the Agreement as needed to provide Work Order Services.
3.COMPENSATION
Compensation for the Work Order Services will be as provided in the Price Schedule and as otherwise specified in the Agreement.
4.CHANGES IN SCOPE; AMENDMENTS TO WORK ORDERS
Any change to Carrier’s scope of Work Order Services under this Work Order must be authorized in writing by both parties, and in the case of Amazon, is binding only if signed by an Amazon Leadership Representative.
Exhibit B-1

5.EFFECTIVENESS AND TERM OF WORK ORDER
This Work Order will be effective upon the Work Order Effective Date and will terminate in accordance with Section 4.6 or 4.8 of the Agreement.
6.[LEASE/SUBLEASE]
Amazon and Carrier acknowledge and agree that this Work Order will terminate upon the expiration or prior termination of the Aircraft [Lease/Sublease].
SIGNATURE PAGE IMMEDIATELY FOLLOWS]

Exhibit B-2

This Work Order has been duly executed and delivered by duly authorized officers of the Parties on the date first written above.

AMAZON:
Amazon.com Services LLC
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Amazon.com Services LLC
Attention: Director, Global Fleet & Aviation Sourcing
(if by mail):
P.O. Box 81226
Seattle, WA 98108-1226
(if by courier):
410 Terry Avenue North
Seattle, WA 98109-5210 USA
Phone: (206) 266-1000
Facsimile: (206) 266-2009
With a copy to:
Attention: General Counsel
(same P.O. box and courier address)
Email: airlegal@amazon.com and
contractslegal@amazon.com
Facsimile: (206) 266-1440

CARRIER:
Hawaiian Airlines, Inc.
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Hawaiian Airlines, Inc.
Attention: Chief Financial Officer
(if by USPS):
P.O. Box 30008
Honolulu, HI 96820
(if by courier):
3375 Koapaka Street
Suite G350
Honolulu, HI 96819
USA
Facsimile: (808) 840-8369
Phone: (808) 835-3700
With a copy to:
Attention: Chief Legal Officer
(same P.O. box and courier address)
Email: AvionNotices@HawaiianAir.com
Facsimile: (808) 840-8369

Exhibit B-3

Exhibit B-2
Form of ACMI Work Order
This ACMI WORK ORDER No. C-[●] (this “Work Order”) is effective as of [●] (“Work Order Effective Date”) and entered into and made a part of the Air Transportation Services Agreement between Hawaiian Airlines, Inc. (“Hawaiian”) and Amazon.com Services LLC (“Amazon”), effective as of October 20, 2022 (the “Agreement”), to apply to the Amazon entity signatory hereto (solely for the purposes of this Work Order, “Amazon”) and the Carrier entity signatory hereto (solely for the purposes of this Work Order, “Carrier”) for the Services described below. Carrier and Amazon hereto each hereby joins the Agreement with respect to all rights and obligations under this Work Order. Nothing in this Work Order will relieve Amazon or Hawaiian of their respective responsibilities for the performance of any obligations under the Agreement. All capitalized terms not defined in this Work Order have the respective meanings set forth in the Agreement. In the event of a conflict between any term in the Agreement and any term in this Work Order, the term in this Work Order will prevail to the extent necessary to resolve the conflict.
1.WORK ORDER AIRCRAFT; PROVISION OF SERVICES`
1.1Carrier will provide one [●] Hawaiian Aircraft to be used in connection with the Services (the “Work Order Aircraft”).
1.2Carrier will operate the Work Order Aircraft in the performance of the cargo flights set forth in the Flight Schedule. The flights described in the Flight Schedule and the other Services performed by Carrier hereunder will, for purposes of this Work Order, be referred to as the “Work Order Services.”
2.EQUIPMENT AND SERVICES; REIMBURSABLE EQUIPMENT AND SERVICES
Carrier will provide, or cause to be provided, the following Personnel, services, equipment and other items at Carrier’s expense, without reimbursement by Amazon:
2.1The Work Order Aircraft; and
2.2The Personnel, capabilities, equipment and other items described in Section 2.5 of the Agreement as needed to provide Work Order Services.
3.COMPENSATION
Compensation for the Work Order Services will be as provided in the Price Schedule and as otherwise specified in the Agreement.
4.CHANGES IN SCOPE; AMENDMENTS TO WORK ORDERS
Any change to Carrier’s scope of Work Order Services under this Work Order must be authorized in writing by both parties, and in the case of Amazon, is binding only if signed by an Amazon Leadership Representative.
Exhibit B-4

5.EFFECTIVENESS AND TERM OF WORK ORDER
This Work Order will be effective upon the Work Order Effective Date and will terminate in accordance with Section 4.6 or 4.8 of the Agreement.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

Exhibit B-5

This Work Order has been duly executed and delivered by duly authorized officers of the Parties on the date first written above.

AMAZON:
Amazon.com Services LLC
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Amazon.com Services LLC
Attention: Director, Global Fleet & Aviation Sourcing
(if by mail):
P.O. Box 81226
Seattle, WA 98108-1226
(if by courier):
410 Terry Avenue North
Seattle, WA 98109-5210 USA
Phone: (206) 266-1000
Facsimile: (206) 266-2009
With a copy to:
Attention: General Counsel
(same P.O. box and courier address)
Email: airlegal@amazon.com and
contractslegal@amazon.com
Facsimile: (206) 266-1440

CARRIER:
Hawaiian Airlines, Inc.
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Hawaiian Airlines, Inc.
Attention: Chief Financial Officer
(if by USPS):
P.O. Box 30008
Honolulu, HI 96820
(if by courier):
3375 Koapaka Street
Suite G350
Honolulu, HI 96819
USA
Facsimile: (808) 840-8369
Phone: (808) 835-3700
With a copy to:
Attention: Chief Legal Officer
(same P.O. box and courier address)
Email: AvionNotices@HawaiianAir.com
Facsimile: (808) 840-8369

Exhibit B-6

Exhibit B-3
Blocked Space Work Order No. BS-[●]*
* Subject to such other terms and conditions as may be mutually agreed upon by the parties hereto.
This BLOCKED SPACE WORK ORDER No. BS-[●] (this “Work Order”) is effective as of [●] (“Work Order Effective Date”) and entered into and made a part of the Air Transportation Services Agreement between Hawaiian Airlines, Inc. (“Hawaiian”) and Amazon.com Services LLC (“Amazon”), effective as of October 20, 2022 (the “Agreement”), to apply to the Amazon entity signatory hereto (solely for the purposes of this Work Order, “Amazon”) and the Carrier entity signatory hereto (solely for the purposes of this Work Order, “Carrier”) for the Services described below. Carrier and Amazon each hereby joins the Agreement with respect to all rights and obligations under this Work Order. Nothing in this Work Order will relieve Amazon or Hawaiian of their respective responsibilities for the performance of any obligations under the Agreement. All capitalized terms not defined in this Work Order have the respective meanings set forth in the Agreement. In the event of a conflict between any term in the Agreement and any term in this Work Order, the term in this Work Order will prevail to the extent necessary to resolve the conflict.
1.PROVISION OF SERVICES
1.1Carrier will operate the flights pursuant to the flight schedule attached hereto as Attachment 1 (“Flight Schedule”) and Amazon will have access to cargo space of [●] on each flight set forth in the Flight Schedule (the “Blocked Space”). Amazon may also request from Carrier additional blocked space on space available basis (“Supplemental Blocked Space”).
1.2Carrier will provide Amazon at least [●] days’ notice of any changes to the Flight Schedule.
1.3Amazon will tender the cargo no later than [●] minutes prior to the scheduled departure times set forth on the Flight Schedule (or as otherwise mutually agreed) (“Cargo Tender Time”); provided, however, that Carrier will use all commercially reasonable efforts to transport any cargo delivered by Amazon after such time. Carrier will tender all cargo to Amazon or Amazon’s representative no later than [●] minutes following the actual arrival time of each Blocked Space flight (“Cargo Recovery Time”).
1.4Within [●] hours after the completion of a flight, Carrier will provide Amazon with the following reports: (a) cargo tender receipt (including actual Cargo Tender Time, weight, package count); (b) actual flight departure time, (c) actual flight arrival time, and (d) actual Cargo Recovery Time, in a format acceptable to Amazon.
1.5[●] will provide all Ground Services at the origin and destination stations.
1.6Carrier’s Blocked Space Arrival Performance will be governed by the performance standards set forth in Attachment 2 (“Blocked Space Performance Standards”).
Exhibit B-7

1.7The provision of the Blocked Space and any Supplemental Blocked Space on flights described in the Flight Schedule and the other Services performed by Carrier hereunder in connection with same will, for purposes of this Work Order, be referred to as the “Work Order Services”.
2.COMPENSATION
2.1Compensation for the Work Order Services will be $[●] per flight for the Blocked Space. For any Supplemental Blocked Space mutually agreed in writing, the compensation will be $[●] per [●] on each flight
2.2If a flight is cancelled for any reason (including Force Majeure), Carrier will promptly notify Amazon and will place Amazon’s cargo on the next flight on the route at no additional cost to Amazon in excess of the cost that would have been incurred by Amazon had the flight operated as scheduled.
2.3Section 2.6 of the Agreement will not apply to the Work Order Services.
2.4No other amounts will be payable by Amazon to Carrier for the Work Order Services.
3.SPECIFIC AGREEMENT TERMS
The Parties agree that 2.8.8 (Payload Reports), 2.10.2 (Amendments to Flight Schedule), 2.10.3 (Temporary Changes to Flight Schedule), 2.10.4 (Unscheduled Stops), 2.11 (Aircraft Operations), 2.12 (Operations for Third Parties), 2.15 (Destruction or Casualty Loss of Aircraft), 2.16 (Sustainability; Fuel Conservation), and 2.18 (Information Technology Systems) will not apply to the Work Order Services.
4.CHANGES IN SCOPE; AMENDMENTS TO WORK ORDERS
Any change to Carrier’s scope of Work Order Services under this Work Order must be authorized in writing by both parties, and in the case of Amazon, is binding only if signed by an Amazon Leadership Representative.
5.EFFECTIVENESS AND TERM OF WORK ORDER
This Work Order will be effective upon the Work Order Effective Date and will continue until [●], unless (a) earlier terminated by either Party for its convenience on [●] calendar days’ notice; or (b) earlier terminated by either Party in accordance with Section 4.6 or 4.8 of the Agreement.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]
Exhibit B-8

This Work Order has been duly executed and delivered by duly authorized officers of the Parties on the date first written above.

AMAZON:
Amazon.com Services LLC
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Amazon.com Services LLC
Attention: Director, Global Fleet & Aviation Sourcing
(if by mail):
P.O. Box 81226
Seattle, WA 98108-1226
(if by courier):
410 Terry Avenue North
Seattle, WA 98109-5210 USA
Phone: (206) 266-1000
Facsimile: (206) 266-2009
With a copy to:
Attention: General Counsel
(same P.O. box and courier address)
Email: airlegal@amazon.com and
contractslegal@amazon.com
Facsimile: (206) 266-1440

CARRIER:
Hawaiian Airlines, Inc.
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Hawaiian Airlines, Inc.
Attention: Chief Financial Officer
(if by USPS):
P.O. Box 30008
Honolulu, HI 96820
(if by courier):
3375 Koapaka Street
Suite G350
Honolulu, HI 96819
USA
Facsimile: (808) 840-8369
Phone: (808) 835-3700
With a copy to:
Attention: Chief Legal Officer
(same P.O. box and courier address)
Email: AvionNotices@HawaiianAir.com
Facsimile: (808) 840-8369

Exhibit B-9

Attachment 1 to Blocked Space Work Order
FLIGHT SCHEDULE
[●]

Exhibit B-10

Attachment 2 to Blocked Space Work Order
BLOCKED SPACE PERFORMANCE STANDARDS
1.The term “Blocked Space Arrival Performance” means the percentage of flights flown in performing the Blocked Space Services during [***] where the Aircraft arrives within [***] minutes of the scheduled arrival time for the flight based on the Flight Schedule. In determining Blocked Space Arrival Performance, only delays that are attributable to Carrier Delays will be considered. For clarity, flights that are cancelled by Carrier for Carrier Delays will be considered delayed for the purposes of determining Blocked Space Arrival Performance and flights that are cancelled due to Force Majeure will not be considered delayed for the purposes of determining Blocked Space Arrival Performance.
2.The Parties acknowledge that the cumulative Blocked Space Arrival Performance target for this Agreement is [●]%. Carrier will use its best efforts to achieve and maintain this target Blocked Space Arrival Performance.
3.Amazon will receive a credit (calculated based on Section 5 below) if Carrier’s Blocked Space Arrival Performance is less than [●]% for the month (“Performance Penalty”). For clarity, there will be no Performance Penalty if the cumulative Blocked Space Arrival Performance for a month is equal to or greater than [●]%. Any Performance Penalty will be applied by Carrier on the Monthly Invoice (or, as applicable, upon the termination or expiration of this Work Order).
4.Amazon will pay a bonus (calculated based on Section 5 below) if Carrier’s Blocked Space Arrival Performance is greater than or equal to [●]% for the [***] (“Performance Bonus”). Any Performance Bonus will be charged by Carrier on the Monthly Invoice (or, as applicable, upon the termination or expiration of this Work Order).
5.The Performance Penalty or Bonus will be calculated for each flight delayed or cancelled due to a Carrier Delay according to the length of the delay as shown in the below table. For clarity, the Performance Penalty or Bonus for a month will be cumulative of the amounts for all such delayed flights.
Average Blocked Space Arrival Performance Bonus/Penalty for Blocked Space Arrival Performance

[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit B-11

Exhibit B-4
Form of Ground Services Work Order
This GROUND SERVICES WORK ORDER No. G-[●] (this “Work Order”) is effective as of [●] (“the Work Order Effective Date”) and entered into and made a part of the Air Transportation Services Agreement between Hawaiian Airlines, Inc. (“Hawaiian”) and Amazon.com Services LLC (“Amazon”), effective as of October 20, 2022 (the “Agreement”), to apply to the Amazon entity signatory hereto (solely for the purposes of this Work Order, “Amazon”) and the Provider entity signatory hereto (solely for the purposes of this Work Order, “Provider”) for the Services described below. Provider and Amazon each hereby join the Agreement with respect to all rights and obligations under this Work Order. Nothing in this Work Order will relieve Amazon and Hawaiian of their respective responsibilities for the performance of any obligations contained in the Agreement. All capitalized terms not defined in this Work Order have the respective meanings set forth in the Agreement. In the event of a conflict between any term in the Agreement and any term in this Work Order, the term in this Work Order will prevail to the extent necessary to resolve the conflict.
1.GROUND SERVICES.
1.1Provider will provide the following categories of facilities or services, or to cause the following categories of facilities or services to be provided, at the airport identified on Attachment A (the “Gateway”): [(a) the cargo and warehouse handling services (the “Cargo Services”); and (b) the aircraft handling services (the “Ground Handling Services”) to support the Services provided by the Carriers pursuant to the Agreement, as described on Attachment A (collectively, the “Ground Services”).]
1.2In the performance of the Ground Services, Provider will comply, and will cause its Personnel to comply, with the service levels, procedures, reporting requirements, tracking requirements, and other performance standards set forth in Attachment B (the “Ground Services Performance Standards”).
2.COMPENSATION.
Amazon will pay to Hawaiian the compensation set forth in Attachment C.
3.CHANGES IN SCOPE.
Any change to the scope of the Ground Services provided by Provider under this Work Order must be authorized in writing by both Parties (except as provided in Section 4.2 of this Work Order), and in the case of Amazon, is binding only if signed by an Amazon Leadership Representative.
4.EFFECTIVENESS AND TERM OF WORK ORDER.
4.1This Work Order will be effective upon the Work Order Effective Date and will have an Expiration Date that is [***] from the Work Order Effective Date. It will thereafter
Exhibit B-12

automatically renew for subsequent [***] terms unless terminated in accordance with Section 4.6 or 4.8 of the Agreement.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

Exhibit B-13

Amazon and Provider Services have executed this Work Order effective as of the day and year first set forth above.

AMAZON:
Amazon.com Services LLC
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Amazon.com Services LLC
Attention: Director, Global Fleet & Aviation Sourcing
(if by mail):
P.O. Box 81226
Seattle, WA 98108-1226
(if by courier):
410 Terry Avenue North
Seattle, WA 98109-5210 USA
Phone: (206) 266-1000
Facsimile: (206) 266-2009
With a copy to:
Attention: General Counsel
(same P.O. box and courier address)
Email: airlegal@amazon.com and
contractslegal@amazon.com
Facsimile: (206) 266-1440

PROVIDER:
Hawaiian Airlines, Inc.
By:________________________________
Name:______________________________
Title:_______________________________
Date Signed:_________________________
Address:
Hawaiian Airlines, Inc.
Attention: Chief Financial Officer
(if by USPS):
P.O. Box 30008
Honolulu, HI 96820
(if by courier):
3375 Koapaka Street
Suite G350
Honolulu, HI 96819
USA
Facsimile: (808) 840-8369
Phone: (808) 835-3700
With a copy to:
Attention: Chief Legal Officer
(same P.O. box and courier address)
Email: AvionNotices@HawaiianAir.com
Facsimile: (808) 840-8369

Exhibit B-14

ATTACHMENT A TO WORK ORDER: GROUND SERVICES*
*Note: Specific Services, equipment and facilities are subject to mutual agreement.
1.Airport:
[Name]
2.Aircraft Handling Services:
(a)Ground handling of aircraft (including aircraft loading and unloading, and pushback);
(b)Facilitate aircraft fueling;
(c)Ramp handling (including lavatory and potable water servicing);
(d)All aircraft weight and balance;
(e)Aircraft load planning in accordance with Amazon’s instructions, and Carrier Programs and instructions;
(f)Marshaling and wingwalking;
(g)Required ground support equipment and related maintenance, supplies and fuel;
(h)Facilities, including parking positions, as necessary to handle the Aircraft;
(i)ULD unloading for inbound aircraft; and
(j)ULD loading for outbound aircraft.
3.Cargo Services:
(a)Removal of gaylords, pallets, bags, and packages from ULDs;
(b)Loading and sorting of gaylords, pallets, bags, and packages on outbound trucks owned or procured by Amazon (“Trucks”) in accordance with Amazon’s procedures and instructions;
(c)Unloading of gaylords, pallets, bags, and packages from inbound Trucks;
(d)Loading and sorting of gaylords, pallets, bags and packages onto ULDs in accordance with Amazon’s procedures and instructions;
(e)Loading of empty ULDs and related equipment onto outbound aircraft in accordance with Amazon’s instructions, Carrier Programs, and Carrier instructions;
Exhibit B-15

(f)Providing required facilities and equipment and related maintenance and supplies;
(g)Scanning of ULD, gaylord, pallet and package shipment labels; printing, reprinting and applying shipment labels; recording aircraft and truck movements in software provided by Amazon, in accordance with Amazon’s procedures and instructions;
(h)Weighing processed freight and ULDs;
(i)Ordering ad hoc Trucks, in accordance with Amazon’s procedures and instructions;
(j)Ferrying ULDs, gaylords, pallets and packages between facilities on Trucks, as guided by and agreed upon with Amazon;
(k)Snow removal;
(l)Gateway oversight, reporting, and administration, to include:
(i)Operation recap reporting;
(ii)Tracking and reporting ULD inventory;
(iii)Reporting using Amazon’s Case Management system;
(iv)Maintaining Truck activity log;
(v)Maintaining scale activity log;
(vi)Handling of Bills of Lading;
(vii)Dolly audits;
(viii)Scale calibrations;
(ix)Sealing Trucks;
(x)Staffing log, to include actual and planned staffing, by shift; and
(xi)Other administrative functions in accordance with Amazon’s procedures and instructions.
4.[Truck Yard Management Services*:
(a)Providing required facilities and equipment and related maintenance and supplies to operate and maintain a truck yard;
(b)Facilitate vehicle and equipment fueling;
Exhibit B-16

(c)Truck spotting services;
(d)Security services;
(e)Snow removal; and
(f)Janitorial services.]
*Rates and services (if available) subject to mutual agreement by parties.

Exhibit B-17

ATTACHMENT B TO WORK ORDER: GROUND SERVICES PERFORMANCE STANDARDS*
*Note: Attachment B to include only the below KPIs and associated SLAs and reports applicable to the Ground Services to be provided.

1.Except in the case of Force Majeure, the Ground Services Key Performance Indicators (“KPIs”) are as follows:
(a)On Time Flight Departure ([***]): Completion of the Ground Services and the Aircraft ready to depart no later than the departure time set forth in the Flight Schedule, as same may be changed from time to time;
(b)On Time Line Haul Departure: Completion of the Ground Services and both scheduled and ad hoc Trucks ready to depart with all planned freight as soon as reasonably possible after aircraft arrival no later than the scheduled departure time (SDT) set forth in the Package Flow Plan, as same may be changed from time to time;
(c)Scan Compliance: Scanning of shipment labels in accordance with Amazon’s procedures and instructions in order to maximize the ratio of scanned labels to scannable labels at both origin and destination;
(d)Aircraft Build Plan Compliance: Completion of the Ground Services with the ULDs, bags, and packages loaded on the Aircraft in compliance with the Build Plan and with the physical weights and positions in compliance with the Load Data Message (LDM), in accordance with Amazon’s procedures and instructions;
(e)Rolled Freight: Completion of the Warehouse and Cargo Handling Services with all packages departed on their scheduled outbound Truck or aircraft no later than the scheduled departure time for those packages as set in the Package Flow Plan;
(f)Aircraft CAPS: Completion of the Ground Services in accordance with complete utilization of Aircraft capacity with no CAPS instituted, as set in the Package Flow Plan.
2.The Warehouse and Cargo Handling Services Service Level Agreements (“SLAs”) for certain KPI are as follows:
Exhibit B-18

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.Warehouse and Cargo Handling Services performance bonuses or penalties may increase or decrease the amount payable by Amazon pursuant to Exhibit C to this Work Order (“Ground Services Fee”) and, if applicable, will be reconciled on a monthly basis. A performance bonus equal to [***]% of the total Ground Services Fee for a calendar month will be payable by Amazon to Provider if the Target SLA listed in the above table for a KPI is met or exceeded for the month. An additional performance bonus equal to [***]% of the total Ground Services Fee for a calendar month will be payable by Amazon to Provider if the Secondary Bonus SLA listed in the above table for a KPI is met for the month (not to exceed [***]).
4.A performance penalty equal to [***]% of the total Ground Services Fee for a calendar month will be deducted from the total Ground Service Fee if the Baseline SLA listed in the above table for a KPI is not met or exceeded for the month. An additional performance penalty equal to [***]% of the total Ground Services Fee for a calendar month will be deducted from the total Ground Service Fee if the if the Secondary Penalty
Exhibit B-19

SLA listed in the above table for a KPI is not met or exceeded for the month (not to exceed [***]).
5.If any KPI for any four consecutive weeks falls under [***]% (or, in the case of Rolled Freight, above [***]%), this will constitute an Event of Default under the Agreement.
6.Failure to Report Aircraft Damage: If at any point during the term of this Work Order, Provider does not immediately report aircraft damage to Amazon and Carrier, Amazon will charge Provider a $[***] penalty for each unreported aircraft damage, to be deducted from the total Ground Services Fee (in addition to any claims for which Provider may be responsible).
7.Provider will provide to Amazon daily electronic reports in a format acceptable to Amazon documenting, among other information as requested by Amazon within timeframe defined by Amazon:
(a)the arrival and departure time of the Aircraft;
(b)the arrival and departure time of Trucks;
(c)the number, type and serial number of ULDs unloaded from the Aircraft;
(d)the number type and serial number of ULDs left on the Aircraft designated as pass-through cargo, if any;
(e)the number of gaylords, pallets, bags and packages loaded onto Trucks;
(f)the number, type and serial number of ULDs loaded onto the aircraft;
(g)the number, make, model, availability status, and type of each ground support equipment and other equipment used by Provider to perform Services;
(h)any material damage to ULDs, gaylords, pallets, bags, equipment, or packages or aircraft, whether or not caused by Provider;
(i)staffing plans in accordance with the then current MOP, to include critical roles, and carrier trained Personnel; and
(j)any delays or failures to meet the Performance Standards, including a detailed description of the root cause of the delay and corrective actions.
8.In addition to the KPIs defined in Section 1 above, Amazon will track and measure, and Provider will, at all times during the term of this Work Order, use commercially reasonable efforts to continuously improve its performance of the Services as measured against the following KPIs:
Exhibit B-20

(a)Cargo overspill: The number of gaylords, pallets and packages left after departure of the flight
(b)Number of ad hoc outbound Trucks ordered;
(c)The rate of correct identification of ULD movements in the Integrated Load Plan Viewer (ILPV), and any other system as directed by the Amazon;
(d)Addition of correct departure and arrival timestamps for Trucks and aircraft in Yard Management System (“YMS”) and as measured by actual departure and arrival times of Trucks and Aircraft;
(e)Volume of any missorted gaylords, pallets, packages, ULDs, or cargo;
(f)Categorized (bucketed) number of packages processed by the Gateway that failed delivery on the promised customer delivery day due to reasons under the reasonable control of Provider; and
(g)ULD load factor: The total number of packages scanned to aircraft divided by total count of ULDs processed by the vendor and loaded onto the Aircraft.

Exhibit B-21

ATTACHMENT C TO WORK ORDER: PRICE SCHEDULE

Exhibit B-22

Exhibit C
Performance Standards
1.Services.
1.1To the extent ULDs are provided by Amazon, the Carrier will return ULDs that are not suitable for air transportation and carrier-damaged ULDs to the address or addresses designated by Amazon at Amazon’s cost in accordance with Section 2.6 of the Agreement. The Carrier’s return delivery of such ULDs will be made according to agreed procedures, and the Carrier will use commercially reasonable efforts to develop a mutually-acceptable system of consolidating these ULDs to minimize Amazon’s shipping costs.
1.2The Carrier will meet the flight availability commitments set forth in the Flight Schedule.
1.3The Carrier will in no circumstances alter any information on the label provided by Amazon on any package provided by Amazon or any third party for shipment as part of the Services.
2.Reports and Electronic Communications. The Carrier will provide daily electronic reports including: (a) performance and exception reports; (b) electronic summary reports itemizing volume on a periodic basis determined by Amazon; (c) such other reports described in this Agreement; and (d) such other reports reasonably requested by Amazon, in the formats Amazon provides (collectively, “Amazon Reports and Electronic Communications”).
3.Service Disruption. If the Carrier experiences any material stoppage or disruption that generally diminishes its capacity to transport and deliver parcels, it will allocate its remaining available cargo freighter capacity, if any, to Amazon’s account on terms no less favorable than those granted to any other of the Carrier’s customers.
4.Arrival Performance Incentive/Disincentive. This Section 4 will not apply for Blocked Space Services or any Aircraft designated as a Network Spare unless the Network Spare is operating as a Spare Aircraft for a flight under the Flight Schedule.
4.1Amazon will pay to Hawaiian a monthly financial incentive bonus (“Monthly Incentive Bonus”) for achieving an Arrival Performance greater than or equal to [***]% during such month (“Target Arrival Performance”). Alternatively, Hawaiian will provide Amazon with a credit (“Monthly Disincentive Credit”) against amounts owed by Amazon to Hawaiian hereunder as a financial disincentive for achieving an Arrival Performance less than the Target Arrival Performance during such month. The Monthly Incentive Bonus and the Monthly Disincentive Credit to which Hawaiian may be entitled or subject to each month will be paid or credited on a per Aircraft basis, as set forth in the table below. For
Exhibit C-1

clarity, payment to Hawaiian of a Monthly Incentive Bonus or Monthly Disincentive Credit will not cure a Hawaiian or Carrier Event of Default.
For purposes of this Agreement, including for the purpose of determining the Monthly Incentive Bonus and the Monthly Disincentive Credit under this Agreement, the term “Arrival Performance” means, the percentage of all flights flown in performing the CMI or ACMI Services under this Agreement (including flights cancelled for a Carrier Delay), in any given calendar month which arrive within not more than [***] minutes after the scheduled arrival time for each flight. If a secondary flight (i.e., any flight leg in a rotation subsequent to the initial flight leg) is delayed following earlier delayed flight leg(s) in the same rotation in the prior [***] hour period (measured from the original scheduled departure time of the original delayed flight), the scheduled arrival time of the delayed secondary flight will be deemed to be extended by the length of the delay(s) that were experienced by such prior flight legs within the rotation, except that if the arrival time and the departure time for the Aircraft’s next flight (both as reflected on the Flight Schedule) exceeds [***] hours, then delays from prior flight legs will not be taken into account and there will be no such deemed extension.
4.2In determining whether a flight has arrived within not more than [***] minutes after its scheduled arrival time, (a) only delays that are attributable to circumstances that are within the reasonable control of the Carrier will be taken into account, which delays will be presumed to include: (i) the mechanical breakdown of an Aircraft, (ii) the unavailability of an Aircraft due to regular scheduled maintenance, (iii) the acts or omissions of a Flight Crew, (iv) the unavailability of an Aircraft or Substitute Aircraft and (v) flight planning, flight following or dispatch issues (collectively, “Carrier Delays”); and (b) no flight directly affected by Force Majeure will be deemed to be delayed, regardless of its arrival time. Notwithstanding the foregoing, the delay codes labelled as Carrier Controllable in the below table will be deemed to be Carrier Delays because they are within the reasonable control of a Carrier except that delay codes marked with a “YES*” will only be presumed to represent delays within the reasonable control of a [***]. For clarity, although the table is intended to be comprehensive, it may not cover all delays that are within the reasonable control of a Carrier.

Exhibit C-2

DELAY CODE TABLE

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Exhibit C-3

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Exhibit C-4

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit C-5

4.3The Monthly Incentive Bonus or Monthly Disincentive Credit will be: (a)  assessed on a monthly basis per Aircraft providing CMI or ACMI Services (up to [***] Aircraft, excluding any Network Spares); and (b) reflected by Hawaiian on the Monthly Invoice provided in accordance with this Exhibit C for the preceding calendar month in which the incentive or credit has been calculated. The Monthly Incentive Bonus/Monthly Disincentive Credit will not begin to apply until the first day of the month following the effective date (as defined in the applicable Work Order) for the third CMI (or ACMI, if applicable) Work Order.
ARRIVAL PERFORMANCE INCENTIVE/DISINCENTIVE TABLE

Monthly Network Arrival Performance	Monthly Bonus/Credit Amount	Monthly Bonus/Penalty Credited to
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]

Exhibit C-6

Exhibit D
Invoices; Payments; Deposits; Weekly Activity Statements
1.Invoices. Hawaiian will provide monthly electronic invoices to Amazon as set forth in this Exhibit D. Each such invoice will reflect the relevant charges due from Amazon to Hawaiian for the relevant period on a consolidated basis for Hawaiian and all Hawaiian Providers providing Services under the Agreement during that period.
2.Monthly Deposits by Amazon. On or before the [***] day of each month (or the subsequent business day if the [***] is not a business day) during which Services are provided under the Agreement, Amazon will provide to Hawaiian, [***]. With respect to Network Spares, Amazon will pay [***]% of the applicable Fixed Monthly Costs listed in the Price Schedule for each Network Spare but no assumed usage will apply.
3.Weekly Activity Statements Provided by Hawaiian. Hawaiian will provide to Amazon a weekly statement of activity under the Agreement (a “Weekly Activity Statement”) within [***] Business Days following the end of each week when Services were performed during the preceding week. Each such Weekly Activity Statement will contain an identification of the flights performed, the date of performance, the Carrier and Amazon reference identification numbers, and flight origin and destination, reflecting the number of Block Hours and Flight Cycles actually flown by all Carriers under this Agreement during the previous week.
4.Monthly Invoice; Reconciliation. Within [***] Business Days following the end of each calendar month during which Services are provided under the Agreement, Hawaiian will provide to Amazon one or more invoices with respect to the preceding calendar month (a “Monthly Invoice”) reflecting the following with respect to the preceding month:
4.1Reconciliation of Fixed Monthly Charge. A statement reconciling (1) the amount of the estimated Fixed Monthly Charge deposited with Hawaiian under the monthly deposit during the preceding calendar month with (2) the Fixed Monthly Charge actually payable under the Agreement for the preceding calendar month, together with a statement of any additional amount due from Amazon to Hawaiian or any credit due from Hawaiian to Amazon as a result of that reconciliation.
4.2Reconciliation of Variable Charges. A statement reconciling (1) the amount of the estimated Variable Charges deposited with Hawaiian under the monthly deposit during the preceding calendar month with (2) the actual Variable Charges payable by Amazon under the Agreement for the preceding calendar month, together with a statement of any additional amount due from Amazon to Hawaiian or any credit due from Hawaiian to Amazon as a result of that reconciliation. With respect to Network Spares, if the actual Variable Charges accrued by the Network Spare for the month are less than the Minimum Availability Window Charge specified in the Price Schedule for the applicable number of Availability Windows, then Amazon will be responsible to pay the applicable Minimum
Exhibit D-1

Availability Window Charge instead of the actual Variable Charges accrued by the Network Spare.
4.3Reconciliation of Fuel Charges. A statement reconciling (1) the amount of the estimated Fuel Charges deposited with Hawaiian under the monthly deposit during the preceding calendar month with (2) the actual Fuel Charges payable by Amazon under the Agreement for the preceding calendar month, together with a statement of any additional amount due from Amazon to Hawaiian or any credit due from Hawaiian to Amazon as a result of that reconciliation.
4.4Reconciliation of Maintenance Fuel. A statement reconciling the Maintenance Fuel used during the preceding calendar month including details of the dates, locations and applicable engine hours when Maintenance Fuel was used.
4.5Performance Incentive or Disincentive. A statement showing the calculation of the Arrival Performance achieved by the Carriers under the Agreement during the preceding calendar month covered by the Monthly Invoice together with a statement of the Monthly Incentive Bonus or Monthly Disincentive Credit, if any, payable or due with respect to the preceding calendar month.
4.6Other Amounts Payable or Reimbursable. A statement of any other amounts payable or reimbursable by Amazon to Hawaiian or creditable from Hawaiian to Amazon under the Agreement.
4.7Amount Payable or Credit Due. A statement of the sum total amount due from Amazon to Hawaiian or the total credit due from Hawaiian to Amazon with the Monthly Invoice.
5.Payment of Monthly Invoice. If the Monthly Invoice shows a sum total amount payable by Amazon to Hawaiian, that amount will be paid within [***] days following Amazon’s receipt of the Monthly Invoice [***] Business Days of receipt for any amounts owed for Fuel Charges). If the Monthly Invoice shows a sum credit due to Amazon from Hawaiian, that credit will be applied first against any amount then remaining unpaid under any Monthly Invoice, from oldest to newest, and then against the Fixed Monthly Charge payment next payable by Amazon to Hawaiian hereunder.
6.Invoice Data. Hawaiian will provide each Monthly Invoice in a manner that complies with all requirements of applicable tax laws and accounting standards and which, together with the Weekly Activity Statements and supporting documentation for the calendar month covered by that invoice, provides sufficient information for Amazon to determine the accuracy of the amounts invoiced thereon. Hawaiian and the Carriers will retain copies of relevant documentation supporting the invoiced amounts for a period of three years from the date of the Monthly Invoice to which such documentation relates and, during that three-year period, Amazon may inspect and audit such documentation upon request to Hawaiian.
Exhibit D-2

7.Segregating Accounts. At Amazon’s election from time to time, Hawaiian will promptly create separate accounts and issue separate invoices for Amazon and each Amazon Affiliate for which it provides Services and, to the extent applicable, each Third Party Shipper. Amazon shall be jointly and severally liable with the applicable Amazon Affiliate or Third Party Shipper for any payment obligation under each such separate account.
8.Payment; Disputes; Setoff. Amazon will pay undisputed portions of Hawaiian’s properly submitted invoices within [***] days of receipt of the relevant invoice. Disputed invoices, payments, credits or other amounts will be rejected, challenged or short paid (as applicable) with appropriate explanation of the discrepancy. In the event that any invoice, payment, credit or other amount is reasonably disputed, the disputing Party will notify the other Party of such dispute on or before the date that such invoice, payment or credit is due to be paid or issued (the “Disputed Notice Date”). The notification of a dispute will not relieve the disputing Party of its obligations with respect to any non-disputed amounts. As soon as possible after receipt of notification of a dispute, the Parties will convene their responsible managers in order to resolve such dispute in good faith and through the application of reasonable commercial efforts. In the event that the responsible managers are unable to resolve such dispute within [***] days after the Disputed Notice Date (in which case the settled amount will be paid within [***] days of such resolution), then such dispute will be escalated to the Director, Global Fleet and Aviation Sourcing of Amazon and the Chief Financial Officer of Hawaiian for resolution. In the event that the Director, Global Fleet and Aviation Sourcing of Amazon and Chief Financial Officer of Hawaiian are unable to resolve the dispute or the disputing Party has not paid the disputed amount within [***] days after the Disputed Notice Date (in which case the settled amount will be paid within [***] days of such resolution), then the Parties may pursue their respective rights in accordance with Section 13.3 of the Agreement. Without limiting the foregoing, Amazon may also withhold payment of any sums due and payable to Hawaiian or its Affiliates, in whole or in part, to offset any amounts due and payable by Amazon to Hawaiian (including, for clarity, damages, costs, or expenses incurred by Amazon on account of any Hawaiian Event of Default).
9.All payments to Hawaiian will be made in U.S. Dollars and will be sent at Amazon’s expense via irrevocable wire transfer in immediately available funds to the following account:
Exhibit D-3

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit D-4

Exhibit E
Price Schedule
[***]

Exhibit E-1

Exhibit F
Flight Schedule
Amazon-Hawaiian Flight Schedule No. [●]
This Flight Schedule No. [●] is effective as of [●] and entered into and made a part of the Air Transportation Services Agreement between Hawaiian Airlines, Inc. and Amazon.com Services LLC, effective as of October 20, 2022.
Effective as of [●]

FLT NUM	GAUGE	CARRIER	START (Z)	END (Z)	FREQ (Z)	ORIG	DEST	DEP (Z)	ARR (Z)	BLK

Exhibit F-1

Exhibit G
USPS Provisions
[***]
Exhibit G-1

Exhibit H
Third Party Information Security Requirements
[***]

Exhibit H-1

Exhibit I
Form of Sublease for Amazon Aircraft
[Included on the following pages]
Exhibit I-1

Exhibit J
Baseline Configuration

ATA	Description	Specification
3	[***]	[***]
3	[***]	[***]
22	[***]	[***]
22	[***]	[***]
22	[***]	[***]
22	[***]	[***]
22	[***]	[***]
22	[***]	[***]
23	[***]	[***]
23	[***]	[***]
25	[***]	[***]
27	[***]	[***]
27	[***]	[***]
31	[***]	[***]
31	[***]	[***]
31	[***]	[***]
34	[***]	[***]
34	[***]	[***]
34	[***]	[***]
34	[***]	[***]
34	[***]	[***]
34	[***]	[***]
34	[***]	[***]
34	[***]	[***]
46	[***]	[***]
46	[***]	[***]
46	[***]	[***]
72	[***]	[***]

Exhibit J

Aircraft Sublease Agreement relating to One Airbus A330-300 Aircraft Manufacturer's Serial Number [__]
Dated __________________ 202_
(1)    Amazon.com Services LLC
(2)    Hawaiian Airlines, Inc.

[TO THE EXTENT THAT THIS AIRCRAFT SUBLEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT SUBLEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY SUBLESSOR]

Exhibit J

Contents
Page

1 Interpretation	1
2 Representations and Warranties	1
3 Indemnities	5
4 Agreement to Lease	19
5 Delivery	19
6 Manufacturer Warranties	23
7 Rental	25
8 [RESERVED]	25
9 [RESERVED]	25
10 Payments	25
11 Covenants	27
12 Reporting	30
13 Nameplates	31
14 Operation	32
15 Maintenance and Repair	35
16 Insurances	47
17 Total Loss, Damage and Requisition	48
18 [RESERVED]	50
19 Events of Default	50
20 Redelivery of the Aircraft	55
21 Acknowledgments and Disclaimers	57
22 Assignment and Transfer	59
23 Illegality	59
24 [RESERVED]	60
25 Further Assurance	60
26 [RESERVED]	60
27 Miscellaneous Provisions	60

Aircraft Sublease Agreement
Dated _______________ 202_
Between:
(1)Amazon.com Services LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 410 Terry Avenue North, Seattle, WA 98109-5210, United States of America ("Sublessor"); and
(2)Hawaiian Airlines, Inc., a corporation organized under the laws of the State of Delaware with its principal place of business at 3375 Koapaka St., Suite G350, Honolulu, Hawaii 96819 ("Sublessee").
Whereas:
Sublessor and Sublessee entered into an Air Transportation Services Agreement dated October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “ATSA”), pursuant to which Sublessor has agreed to sublease certain aircraft to Sublessee for Sublessee’s use in providing air cargo transportation services to Sublessor.
Sublessor wishes to lease the Aircraft to Sublessee, and Sublessee is willing to take the Aircraft on lease from Sublessor, on the terms and conditions of this Agreement.
It is agreed:
1Interpretation
1.1Definitions In this Agreement, unless the context otherwise requires, capitalised words and expressions used but not defined herein have the meanings given in, or incorporated by reference, in Annex A.
1.2Construction For the purposes of this Agreement, the rules of construction and interpretation given in Annex A shall apply.
2Representations and Warranties
2.1Sublessee Representations and Warranties Sublessee acknowledges that Sublessor has, or will have, entered into this Agreement and each other Transaction Document to which Sublessor is a party in full reliance on the following representations and warranties made by Sublessee to Sublessor; and Sublessee hereby represents and warrants to Sublessor as follows:
2.1.1Status Sublessee is a company duly organized and validly existing under the laws of the State of Delaware and has full corporate power, authority and legal right to own its assets and carry on its business as it is being conducted.
2.1.2Power and authority Sublessee has the power to enter into and perform its obligations under the Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the entry into, performance and delivery of the Transaction Documents to which it is a party and the transactions contemplated by the Transaction Documents, the signatories who have or will have signed the Transaction Documents to which it is a
Sublease Agreement (MSN [__])

party in its name and on its behalf were or will be duly authorized or otherwise empowered to do so.
2.1.3Legal validity The Transaction Documents to which it is a party have been duly authorized, executed and delivered by Sublessee, and the Transaction Documents to which it is a party constitute, or when executed and delivered by Sublessee will constitute, legal, valid and binding obligations of Sublessee, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or principles of equity or other laws of general application affecting the enforcement of creditors’ rights.
2.1.4Non-conflict The entry into and performance by Sublessee of, and the transactions contemplated by, the Transaction Documents do not and will not: (i) conflict with any laws binding on Sublessee, (ii) conflict with the constitutional documents of Sublessee, (iii) conflict with or result in a default under any document which is binding upon Sublessee or any of its assets or (iv) result in the creation of any Lien over any of its assets.
2.1.5Authorization All licenses, authorizations, consents, registrations, notifications, acts, conditions and things required to be done, fulfilled and performed in order (i) to enable Sublessee lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Transaction Documents to which it is a party; and (ii) to ensure that the obligations expressed to be assumed by it in the Transaction Documents are legal, valid, binding and enforceable, have been duly obtained, done, fulfilled and performed and are in full force and effect.
2.1.6No Immunity Sublessee is subject to civil commercial law with respect to its obligations under this Agreement and the other Transaction Documents, and neither Sublessee nor any of its assets is entitled to any right of immunity from suit, execution, attachment or other legal process, and the entry into and performance by Sublessee of the Transaction Documents constitute private and commercial acts done and performed for private and commercial purposes and are of commercial benefit to it and in its commercial interests.
2.1.7Registrations Assuming that the Head Lessor holds title to the Aircraft and the Sublessor has a valid and enforceable leasehold in the Aircraft under the Head Lease and that all actions necessary and advisable to perfect such title and such leasehold have been duly and validly taken, except for the registration of the Head Lease and this Agreement with the FAA and on the International Registry, and the filing of a precautionary Uniform Commercial Code financing statement naming Sublessee as debtor and Sublessor as secured party with the Secretary of State of the State of the State of Delaware, no further filing or recording of any document is necessary or advisable in order to establish and perfect Sublessor's rights and interests in the Aircraft against Sublessee.
2.1.8No restriction on Payments Under the laws of the State of Registration, there is no restrictions on Sublessee making the payments required by this Agreement and the other Transaction Documents.
Sublease Agreement (MSN [__])

2.1.9Taxes Assuming that Sublessor has provided Sublessee with a duly completed IRS Form W-9 and any other appropriate forms or documentation establishing a complete exemption from U.S. federal withholding taxes with respect to any amounts payable to Sublessor under this Agreement, Sublessee is not required by law to deduct any Taxes from any payments to Sublessor under this Agreement; and no Taxes are imposed in the State of Organization on any payment to be made by Sublessee to Sublessor under this Agreement.
2.1.10[RESERVED]
2.1.11Litigation Except for such matters disclosed in press releases issued by Sublessee or any Sublessee affiliate or in public filings made with the Securities and Exchange Commission under the Securities Act of 1934, as amended, by Sublessee or any Sublessee affiliate, no litigation, arbitration or administrative proceedings are pending or to Sublessee’s knowledge, threatened against it which, if adversely determined, could reasonably be expected to (a) have a material and adverse effect upon Sublessee’s financial condition or (b) materially and adversely affect the legality, validity, binding effect or enforceable nature of any of the Transaction Documents to which Sublessee is a party or (c) materially and adversely affect Sublessee’s ability to perform its obligations under the Transaction Documents to which it is a party.
2.1.12No Event of Default No Event of Default has occurred and is continuing or would result from the entry into or performance by Sublessee of the Transaction Documents.
2.1.13No Insolvency Sublessee is not insolvent.
2.1.14Certificated Air Carrier Sublessee is a Certificated Air Carrier.
2.1.15Sanctions Sublessee:
(a)does not hold a contract or any other obligation to operate the Aircraft to or from any country which is the subject of comprehensive sanctions under any United Nations Security Council directive;
(b)is not (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list maintained pursuant to any of the rules and regulations of OFAC, (ii) located, organized or ordinarily resident in any country or territory as to which the United States of America has imposed a comprehensive embargo (currently Cuba, Iran, North Korea, Syria, and the Crimea region) or (iii) targeted pursuant to any other applicable executive orders or otherwise subject to any sanctions imposed pursuant to an OFAC implemented regulation; and
(c)has measures in place designed to ensure that the export, import, delivery, lease, sublease, reexport, or in-country transfer of the Aircraft to the Sublessee will not violate, or cause any of the
Sublease Agreement (MSN [__])

Indemnitees to be in violation of, any applicable Sanctions or Export Control Laws.
2.1.16Investment Company Act. Sublessee is not an “investment company” or required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
Sublessor Representations and Warranties Sublessor hereby represents and warrants to Sublessee that:
2.1.17Status Sublessor is a company duly organized and validly existing under the laws of the State of Delaware and has full corporate power, authority and legal right to own its assets and carry on its business as it is being conducted.
2.1.18Powers and Authority The execution, delivery and performance by Sublessor of this Agreement and the other Transaction Documents to which it is or will be a party have been duly authorized by all necessary action on the part of Sublessor, as the case may be, and do not require any approval of its members or trustees or holders of any indebtedness or obligations of it.
2.1.19Legal Validity This Agreement has been duly executed and delivered by Sublessor and constitutes, and each other Transaction Document to which Sublessor will be a party will be duly executed and delivered by Sublessor and, when executed and delivered, will constitute, the legal, valid and binding obligations of Sublessor enforceable against Sublessor in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
2.1.20Non-Contravention Neither the execution and delivery by Sublessor of the Transaction Documents to which it is a party nor compliance by it with all of the provisions thereof required to be complied with by it, (i) contravenes or will contravene, or results in the creation of any Lien (other than Permitted Liens) upon any of its property under, the provisions of any law, governmental rule or regulation, or any order of any court or governmental authority or agency applicable to or binding on it or (ii) constitutes a breach of or default under, or results in the creation of any Lien (other than Permitted Liens) upon any of its property under, (A) its constituent documents or (B) any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or any of its property may be bound or affected.
2.1.21Consents Neither the execution and delivery by Sublessor, as the case may be, of this Agreement and the other Transaction Documents to which it is a party, nor the consummation by it of any of the transactions contemplated hereby or thereby, requires the authorization, consent or approval of, the giving of notice to, the filing or registration with or the taking of any other action in respect of, any federal or state governmental authority or agency, except for the filings as will have been made on the Delivery Date.
2.1.22Litigation Except for such matters disclosed in press releases issued by Sublessor or any Sublessor affiliate or in public filings made with the
Sublease Agreement (MSN [__])

Securities and Exchange Commission under the Securities Act of 1934, as amended, by Sublessor or any Sublessor affiliate, no litigation, arbitration or administrative proceedings are pending or to Sublessor’s knowledge, threatened against it which, if adversely determined, could reasonably be expected to (a) have a material and adverse effect upon Sublessor’s financial condition or (b) materially and adversely affect the legality, validity, binding effect or enforceable nature of any of the Transaction Documents to which Sublessor is a party or (c) materially and adversely affect Sublessor’s ability to perform its obligations under the Transaction Documents to which it is a party.
2.1.23Leasehold. Sublessor holds a valid and effective leasehold as to the Aircraft, free and clear of any Sublessor's Liens.
3Indemnities
3.1General Tax Indemnity
3.1.1General Subject to Section 3.1.2, Sublessee shall defend, indemnify and hold harmless on an After-Tax Basis each Tax Indemnitee from and against any and all Taxes imposed upon such Tax Indemnitee, Sublessee, the Aircraft, the Airframe, any Engine or any Part upon or with respect to: (A) the Aircraft, the Airframe, any Engine or any Part or any interest therein; (B) the manufacture, design, purchase, ownership, delivery, redelivery, transport, location, lease, sublease, assignment, alteration, improvement, possession, registration, reregistration, deregistration, nondelivery, presence, use, nonuse, replacement, substitution, pooling, operation, insurance, installation, modification, addition, rebuilding, overhaul, condition, storage, airworthiness, maintenance, testing, repair, return, abandonment, preparation or disposition of the Aircraft, the Airframe, any Engine or any Part; (C) rentals, receipts, proceeds, income or earnings arising from the Aircraft, the Airframe, any Engine or any Part or any interest therein; or (D) the execution or delivery of any of the Transaction Documents or any future amendment, waiver or modification thereof or any amounts payable by Sublessee thereunder.
3.1.2Exclusions Notwithstanding the foregoing, Sublessee shall not be obligated to defend, indemnify or hold harmless any Tax Indemnitee from or against any of the following:
(a)Taxes on, based on, measured by or with respect to the gross or net income, gross or net receipts, capital gains, capital or net worth of any Tax Indemnitee, or that are branch profits, withholding, conduct of business, minimum or alternative minimum, franchise or ad valorem Taxes imposed on any Tax Indemnitee, in each case however denominated, but excluding sales, use, license, transfer, value added and property Taxes or Taxes of a similar nature (such non-excluded Taxes, “Income Taxes”), imposed by the United States of America or by any state or local taxing authority thereof or therein;
Sublease Agreement (MSN [__])

(b)Income Taxes imposed by any Governmental Entity or other taxing authority in any jurisdiction (other than the United States of America) or by any international or multinational taxing or regulatory authority or by any territory or possession of the United States of America, except to the extent such Income Taxes result solely from (A) the operation, location, presence, registration or use of the Aircraft, the Airframe, any Engine or any Part in the jurisdiction imposing such Income Taxes, (B) the activities of Sublessee or any Affiliate thereof in the jurisdiction imposing such Income Taxes, (C) Sublessee making a payment from or through the jurisdiction imposing such Income Taxes, (D) Sublessee being incorporated, organized, maintaining a place of business or conducting activities in the jurisdiction imposing such Income Taxes or (E) the status of Sublessee or any Affiliate thereof as an entity that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code or as an entity owned in whole or in part by persons other than “United States persons” within the meaning of Section 7701(a)(30) of the Code;
(c)Taxes imposed with respect to any period commencing after the earlier of (A) the return of possession of the Aircraft in accordance with Section 20 hereof and (B) the expiration or earlier termination of this Agreement under circumstances not requiring the return of the Aircraft, except, in each case, to the extent (x) such Taxes are imposed as a result of events occurring or matters arising prior to or simultaneously with such return of possession or expiration or earlier termination of this Agreement or (y) such Taxes relate to payments made by Sublessee under the Transaction Documents to or for the benefit of any Tax Indemnitee following such return of possession or expiration or earlier termination of this Agreement;
(d)Taxes imposed with respect to any period commencing before the Delivery of the Aircraft other than in respect of any payment of Rental;
(e)Taxes imposed as a result of any sale, assignment, transfer, participation, conveyance or other disposition (A) by any Tax Indemnitee of all or a portion of its interest in the Aircraft, the Airframe, any Engine, any Part, Rental, the Trust Estate, any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement or (B) of any direct or indirect interest in any Tax Indemnitee, unless, in each case, such sale, assignment, transfer, participation, conveyance or other disposition occurs pursuant to (x) Section 14, 15, or 17 hereof or (y) the exercise of remedies pursuant to Section 19 hereof following the occurrence and during the continuation of an Event of Default;
(f)Taxes in excess of the Taxes that would have been imposed and indemnified against by Sublessee hereunder had there not been a sale, assignment, transfer, participation, conveyance or other disposition (A) by any Tax Indemnitee of all or a portion of its interest in the Aircraft, the Airframe, any Engine, any Part, Rental,
Sublease Agreement (MSN [__])

the Trust Estate, any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement or (B) of any direct or indirect interest in any Tax Indemnitee, unless, in each case, such sale, assignment, transfer, participation, conveyance or other disposition occurs pursuant to (x) Section 14, 15, or 17 hereof or (y) the exercise of remedies pursuant to Section 19 hereof following the occurrence and during the continuation of an Event of Default;
(g)Taxes imposed on Trust Company on, based on, with respect to or measured by any fees payable to Trust Company for services rendered in connection with any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement;
(h)Taxes that would not have been imposed but for the gross negligence or willful misconduct of any Tax Indemnitee (other than the gross negligence or willful misconduct imputed as a matter of law to such Tax Indemnitee solely by reason of its interest in the Aircraft);
(i)Taxes that would not have been imposed but for the breach or inaccuracy of any representation, warranty or covenant of any Tax Indemnitee set out in any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement (except to the extent attributable to the breach by Sublessee of any representation, warranty or covenant set forth in any Transaction Document);
(j)Taxes that would not have been imposed but for a failure of any Tax Indemnitee to provide any certificate, documentation or other evidence requested by Sublessee; but only if such Tax Indemnitee was eligible to provide such certificate, documentation or other evidence without any adverse consequences (other than de minimis consequences) to it for which Sublessee has not agreed to indemnify such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee and, in the case of certificates, documentation or other evidence requiring disclosure of knowledge of factual information (such as the location of an Aircraft) that is known to Sublessee but not readily ascertainable by such Tax Indemnitee, only if Sublessee provides such information to such Tax Indemnitee in a timely manner, at the Tax indemnitee's reasonable request and at Sublessee's cost;
(k)Taxes that would not have been imposed but for a present or future connection between a Tax Indemnitee or any Affiliate thereof and the jurisdiction imposing such Tax, other than a connection arising solely by reason of the transactions contemplated by the Transaction Documents;
(l)Taxes that would not have been imposed but for the trust created by the Trust Agreement being treated as a corporation for United States of America federal income tax purposes;
Sublease Agreement (MSN [__])

(m)Taxes imposed as a result of any “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;
(n)Taxes that would not have been imposed but for any amendment, waiver or modification to any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement unless (A) requested in writing by Sublessee (or otherwise necessary or appropriate to effect, and in conformity with, that request), (B) expressly required by the Transaction Documents, (C) pursuant to the exercise of remedies in connection with an Event of Default that has occurred and is continuing or (D) required by applicable law;
(o)Taxes that would not have been imposed but for any indebtedness, head lease, swap, hedge or other financing arrangements of any Tax Indemnitee or any Affiliate thereof, it being understood that the provisions of the Head Lease and this Agreement, and the lease contemplated thereby, are not such indebtedness, head lease, swap, hedge or other financing arrangements;
(p)(A) value added or similar Taxes or (B) any other Taxes, in each case imposed by the United States of America or any state or local taxing authority thereof or therein in lieu of Income Taxes by reason of a change in law after the date hereof;
(q)Taxes that would not have been imposed but for a Tax Indemnitee or any person holding a direct or indirect interest in a Tax Indemnitee being other than a “United States person” within the meaning of Section 7701(a)(30) of the Code; and
(r)Taxes imposed by reason of or pursuant to FATCA.
3.1.3Contests If any claim is made in writing against any Tax Indemnitee for any Taxes as to which Sublessee may have an indemnity obligation pursuant to Section 3.1.1, such Tax Indemnitee shall notify Sublessee in writing of such claim promptly and, in any case, within [***] days after such Tax Indemnitee receives notice of such claim; provided that the failure to provide such notice to Sublessee shall not affect the obligation of Sublessee to provide indemnification hereunder with respect to the Taxes that are the subject of such claim except to the extent that such failure materially adversely affects the rights or ability of Sublessee to fully contest or cause a Tax Indemnitee to fully contest such Taxes or results in the imposition of, or an increase in the amount of, any penalties, interest or additions to Tax (in which event Sublessee shall not be responsible for such imposition or increase). Upon receipt of a written request from Sublessee to such Tax Indemnitee, (i) Sublessee shall be entitled, at no cost or expense to any Tax Indemnitee, (A) in any contest involving only Taxes indemnifiable by Sublessee hereunder (“Indemnified Taxes”) or (B) in any contest involving one or more Indemnified Taxes as well as other Taxes, where the contest of such Indemnified Taxes can be severed from the contest of such other Taxes, to assume responsibility for and control of the contest in Sublessee’s own name or in the name of such Tax Indemnitee, if Sublessee is permitted by law to do so (“Sublessee Controlled Contest”); or (ii) Sublessee and
Sublease Agreement (MSN [__])

such Tax Indemnitee shall negotiate with each other for a period of up to [***] days with a view to making arrangements whereby any relevant payment can be made or received or other obligations performed in such manner, place, currency and other circumstances as shall be lawful or as shall not give rise to any applicable Taxes or requirement for payment of any additional amount, increased withholding or indemnity amount and so as to achieve substantially the same result as would have been achieved had such payment, receipt or other obligation not been rendered unlawful or subject to such Taxes, or, as the case may be, such payment, increased withholding or requirement for indemnity had not arisen (“Tax Mitigation Action”); provided in each case that Sublessee shall not be entitled to contest any claim or require any Tax Indemnitee to mitigate any claim, in each case pursuant to this paragraph (i) during the continuation of any Event of Default under Sections 19.1.1 or 19.1.7 hereof, (ii) if such contest or mitigation (as applicable) could in the good faith opinion of such Tax Indemnitee entail any risk of criminal liability to such Tax Indemnitee, (iii) if such contest or mitigation (as applicable) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, the Aircraft or (iv) if, in the case of any Tax Mitigation Action, such Tax Indemnitee would be required to do anything which, in its reasonable opinion, might materially adversely prejudice its business interests or tax affairs or require it to disclose confidential information. Each Tax Indemnitee shall take reasonable steps to cooperate with Sublessee, at Sublessee’s request and expense, in connection with any Sublessee Controlled Contest or Tax Mitigation Action.
If a Tax Indemnitee is requested in writing by Sublessee to contest any claim for Indemnified Taxes and if such claim is not being contested in a Sublessee Controlled Contest or is not otherwise subject to Tax Mitigation Action, such Tax Indemnitee shall, in good faith and with due diligence, contest the validity, applicability or amount of such Taxes (“Tax Indemnitee Controlled Contest”). In such Tax Indemnitee’s discretion, after consultation in good faith with Sublessee, such contest may be conducted by (i) resisting payment of such Indemnified Taxes, (ii) not paying the same except under protest, if protest is necessary and proper, or (iii) if payment is made, using reasonable efforts to obtain promptly a refund thereof in appropriate administrative and judicial proceedings. At any time while any Tax Indemnitee is conducting a Tax Indemnitee Controlled Contest, it shall consult in good faith with Sublessee regarding the manner of conducting any such contest. A Tax Indemnitee shall not be required to take or continue any action pursuant to this paragraph unless and until (A) Sublessee agrees to pay, and shall pay on demand, all reasonable out-of-pocket costs and expenses that such Tax Indemnitee actually incurs in connection with and reasonably allocable to contesting such claim (including reasonable legal and accounting fees); (B) if an Event of Default has occurred and is continuing, Sublessee provides security reasonably satisfactory to such Tax Indemnitee for Sublessee’s obligations with respect to the Tax being contested; (C) if such Tax Indemnitee decides after consultation with Sublessee to pay the Tax prior to the contest, Sublessee shall provide to such Tax Indemnitee an interest-free advance in an amount equal to such Tax and shall pay any additional amount required to hold such
Sublease Agreement (MSN [__])

Tax Indemnitee harmless against any adverse Tax consequences arising from such advance (and if such contest is finally determined adversely, the amount of such advance shall be applied against Sublessee’s obligation to indemnify such Tax Indemnitee against the Tax which is the subject of such contest); and (D) the action to be taken will not involve any risk of criminal liability to such Tax Indemnitee or a material risk of a sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, the Aircraft, unless (other than in the case of a risk of criminal liability) Sublessee posts a bond or other security reasonably satisfactory to such Tax Indemnitee.
If a Tax Indemnitee elects not to (i) contest any Tax that it is otherwise required to contest in accordance with this Section 3.1.3 or (ii) take Tax Mitigation Action if required in accordance with this Section 3.1.3, or settles, compromises or otherwise terminates or fails to contest any such contest that it is so otherwise required to contest without the prior written consent of Sublessee, such action shall constitute a waiver by such Tax Indemnitee of any right to any amount that might otherwise be payable by Sublessee pursuant to this Section 3.1 with respect to such Tax and any other Tax for which a successful contest is adversely affected in any material respect because of such election, settlement, compromise, termination or failure (other than any expenses of the contest). If Sublessee has theretofore provided such Tax Indemnitee with an interest-free advance to pay such amount, such Tax Indemnitee shall promptly repay such interest-free advance, together with interest on the amount of such advance for the period from and including the date on which such advance was made to, but excluding, the date of repayment pursuant to this sentence at the rate that would have been paid by the relevant Taxing Authority had such contest resulted in a refund, plus an amount equal to any Tax benefits realized by such Tax Indemnitee as a result of payment pursuant to this sentence.
If a Tax Indemnitee actually receives a refund (or would have actually received a refund but for offset for matters not indemnifiable by Sublessee under this Section 3.1) of all or any part of any Tax paid or reimbursed by Sublessee, such Tax Indemnitee shall promptly pay to Sublessee an amount equal to the amount of such refund (or the amount of such offset) plus any interest thereon received from the relevant Taxing Authority (or that would have been received with respect to the amount of such an offset) plus an amount equal to any Tax benefits realized by such Tax Indemnitee as a result of such payment (and net of any net Tax detriment resulting from the receipt of the refund and interest on the refund). Any subsequent loss or disallowance of such refund shall be treated as a Tax subject to indemnification under this Section 3.1.
3.1.4Payments and Repayments Any amount payable by Sublessee as an indemnity to any Tax Indemnitee pursuant to this Section 3.1 shall be payable on or prior to the later of (i) [***] Business Days after Sublessee’s receipt of written demand by such Tax Indemnitee accompanied by a written statement describing in reasonable detail the Taxes that are the subject of and basis for such indemnity and the computation of the amount payable and (ii) [***] Business Days prior to the due date for the subject Taxes (including all extensions), except that Taxes being contested pursuant to
Sublease Agreement (MSN [__])

Section 3.1.3 shall not be required to be paid, other than as provided in Section 3.1.3, before such contest is finally resolved. Notwithstanding any other provision of any Transaction Document, Sublessee shall have no obligation to pay or indemnify for, or pay any additional amounts with respect to, any Taxes that are not the responsibility of Sublessee under this Section 3.1, and if Sublessee makes any payment with respect to any such Taxes of any Tax Indemnitee, then such Tax Indemnitee shall pay to Sublessee, within [***] days of Sublessee’s demand therefor, an amount equal to the amount paid by Sublessee with respect to such Taxes.
3.1.5Reports and Returns If any report or return is required to be made with respect to any Indemnified Tax, Sublessee shall in a timely and proper manner (i) to the extent required or permitted by law, make and file such return or report in its own name and (ii) in the case of any such return or report required to be made in the name of any Tax Indemnitee, inform such Tax Indemnitee of such fact and prepare such return or report for filing by such Tax Indemnitee or, where such return or report is required to reflect items in addition to Indemnified Taxes, provide such Tax Indemnitee with information relating to such Indemnified Taxes sufficient to permit such return or report to be properly made and timely filed no later than [***] days prior to the due date for filing such return or report. With respect to reports to be filed in the name of Sublessee, each Tax Indemnitee shall provide to Sublessee such information within such Tax Indemnitee’s possession or control as is reasonably necessary for Sublessee to properly complete and file any such report or return.
Each Tax Indemnitee agrees to furnish, upon Sublessee’s written request and at Sublessee's expense, such duly executed and properly completed forms, statements or certificates as may be reasonably necessary or appropriate in order to claim any available reduction of any Tax for which Sublessee may be obligated under this Section 3.1 or to comply with the requirements of any Taxing Authority with respect to the transactions contemplated by this Agreement; provided that Sublessee shall have furnished such Tax Indemnitee with any information necessary to complete such form, statement or certificate that is reasonably available to Sublessee and not reasonably available to such Tax Indemnitee. If any form, statement or certificate provided by Beneficiary or another Tax Indemnitee to Sublessee pursuant to any Transaction Document incorrect or, to the actual knowledge of such person, obsolete, such person shall promptly notify Sublessee.
3.1.6Records Within a reasonable time after Sublessee receives from a Tax Indemnitee a written request for copies of specified records with respect to the Aircraft, the Airframe, any Engine or any Part maintained in the regular course of Sublessee’s business and reasonably necessary to enable such Tax Indemnitee to fulfill its Tax filing, Tax audit or other Tax obligations or to contest Taxes imposed upon it, Sublessee shall provide copies of such records to such Tax Indemnitee (at Sublessee’s expense).
3.1.7Tax Savings If any Indemnitee or Tax Indemnitee realizes any credits, deductions or other Tax benefits by reason of any payment or indemnity pursuant to Section 3.1 or Section 3.2 or, to the extent not otherwise taken into account in the computation of such payment or indemnity, by reason of
Sublease Agreement (MSN [__])

the imposition or payment of any Tax or Loss paid or indemnified against by Sublessee pursuant to Section 3.1 or Section 3.2, such Indemnitee or Tax Indemnitee shall pay to Sublessee an amount equal to the lesser of (i) the sum of the amount by which such credits, deductions and other Tax benefits reduce such Indemnitee’s or Tax Indemnitee’s Taxes plus any Tax benefit realized as the result of any payment by such Indemnitee or Tax Indemnitee made pursuant to this sentence and (ii) the aggregate amount of all payments by Sublessee to or for the account of such Indemnitee or Tax Indemnitee under Section 3.1 or Section 3.2 (other than any contest expenses and less the amount of any prior payments by such Indemnitee or Tax Indemnitee to Sublessee pursuant to this Section 3.1.7), with the excess of (i) over (ii), if any, being carried forward and applied to reduce pro tanto any subsequent obligations of Sublessee to make payments to such Indemnitee or Tax Indemnitee pursuant to Section 3.1 or Section 3.2. Any Taxes that are imposed on an Indemnitee or Tax Indemnitee as a result of the disallowance or reduction in a subsequent Tax year of a Tax benefit paid to Sublessee pursuant to this Section 3.1.7 shall be treated as a Tax for which Sublessee is obligated to indemnify such Indemnitee or Tax Indemnitee without regard to the exclusions set forth in Section 3.1.2.
3.1.8Verification At Sublessee’s written request after Sublessee receives an Indemnitee’s or Tax Indemnitee’s computations showing the amount of any indemnity payable by Sublessee to such Indemnitee or Tax Indemnitee pursuant to this Section 3.1 or any amount payable by any Indemnitee or Tax Indemnitee to Sublessee pursuant to this Section 3.1, such computations shall be subject to confidential verification in writing by a nationally recognized firm of certified public accountants jointly selected by Sublessee and such Indemnitee or Tax Indemnitee. The accounting firm shall complete its review within [***] days of Sublessee’s receipt of such Indemnitee’s or Tax Indemnitee’s computations. The computations of such accounting firm shall (i) be delivered simultaneously to Sublessee and such Indemnitee or Tax Indemnitee and (ii) absent prima facie error, be final, binding and conclusive upon Sublessee and such Indemnitee or Tax Indemnitee. If Sublessee pays any indemnity in whole or in part before completion of the verification procedure, appropriate adjustments will be made promptly after completion of the verification procedure (and nothing in this Section 3.1.8 shall be construed as changing the time when any such indemnity is payable under this Section 3.1) to take into account any redetermination of the indemnity by the accounting firm. The fee and disbursements of such accounting firm shall be paid by Sublessee unless such verification shall disclose an error in such Indemnitee’s or Tax Indemnitee’s computation in favor of such Indemnitee or Tax Indemnitee exceeding ten percent of the amount as computed by the Indemnitee or Tax Indemnitee, in which case such fee and disbursements shall be paid by such Indemnitee or Tax Indemnitee. Such Indemnitee or Tax Indemnitee shall cooperate with such accounting firm and (subject to such accounting firm’s execution of a confidentiality agreement reasonably satisfactory to such Indemnitee or Tax Indemnitee) shall supply such accounting firm with all information reasonably necessary to permit such review and determination.
Sublease Agreement (MSN [__])

3.1.9Defaults If, at the time an amount would otherwise be payable to Sublessee under Section 3.1.3 or Section 3.1.7, any Event of Default shall have occurred and be continuing, such amount shall be held by the relevant Indemnitee or Tax Indemnitee as security for the obligations of Sublessee under the Transaction Documents. At such time as no Event of Default is continuing, such amount (net of any amount thereof that has been applied to Sublessee’s obligations under this Agreement or the other Transaction Documents) shall be paid to Sublessee. Notwithstanding anything in this Section 3.1.9 to the contrary, if any such amount has been held by Owner Trustee as security in accordance with this Section 3.1.9 for [***] days after any Event of Default shall have occurred and during which period (i) Owner Trustee shall not have been limited by operation of law or something outside of Owner Trustee’s control or otherwise from exercising remedies under this Agreement (including application of such amount) and (ii) Owner Trustee shall not have exercised any remedy available to it under Section 19 hereof (including application of such amount), then such amount to the extent not previously applied in accordance with this Section 3.1.9 shall be paid to Sublessee or its designee promptly following the [***] day after such Event of Default shall have occurred even if such Event of Default shall then be continuing.
3.1.10Non-Parties If a Tax Indemnitee is not a party to this Agreement, Sublessee may require the Tax Indemnitee to agree to the terms of this Section 3.1 prior to making any payment to such Tax Indemnitee under this Section 3.1.
3.2General Indemnity
3.2.1Losses Indemnified Subject to Section 3.2.2, Sublessee shall defend, indemnify and hold harmless on an After-Tax Basis each Indemnitee from and against any and all Losses against such Indemnitee resulting from or arising out of (i) Sublessee’s use, possession and operation of the Aircraft, the Airframe, any Engine or any Part, including, without limitation, the manufacture, design, purchase, ownership, delivery, redelivery, transport, location, lease, sublease, wetlease, assignment, alteration, improvement, possession, registration, reregistration, deregistration, nondelivery, presence, use, nonuse, replacement, substitution, pooling, operation, insurance, installation, modification, addition, rebuilding, overhaul, condition, storage, airworthiness, maintenance, testing, repair, return, abandonment, preparation or disposition of the Aircraft, the Airframe, any Engine or any Part (including, with respect thereto, without limitation, any Loss relating to, or arising from, death or injury to or property damage of passengers or others, any Loss with respect to violation by Sublessee of any laws, applicable rules or regulations including, without limitation, environmental control, noise and pollution laws, any Loss based on any latent or other defects, whether or not discoverable, and any Loss for patent, trademark or copyright infringement) or (ii) any failure by Sublessee to perform or observe, or any other non-compliance by Sublessee with, any covenant or agreement to be performed by Sublessee under the Transaction Documents to which Sublessee is a party or the inaccuracy in any representation of Sublessee under the Transaction Documents.
Sublease Agreement (MSN [__])

3.2.2Losses Excluded Notwithstanding the foregoing, Sublessee shall not be obligated to defend, indemnify or hold harmless any Indemnitee from or against any of the following:
(a)any Loss to the extent such Loss is attributable to acts, omissions or events occurring after the earlier of (A) the return of possession of the Aircraft to Owner Trustee or its designee pursuant to the terms of this Agreement and (B) the expiration or earlier termination of this Agreement under circumstances not requiring the return of the Aircraft, unless and to the extent such Loss is fairly attributable to the failure of Sublessee to perform its obligations under this Agreement in full compliance herewith or arises in connection with the exercise of remedies pursuant to, and in accordance with, Section 19 hereof or is attributable to obligations of the Sublessee under the Transaction Documents to which it is a party that expressly provide for performance after the Termination Date;
(b)any Loss to the extent such Loss is, or is attributable to, a Tax, whether or not indemnified against pursuant to Section 3.1;
(c)any Loss with respect to any period commencing before Delivery of the Aircraft;
(d)any Loss to the extent such Loss is attributable to the gross negligence or willful misconduct of any Indemnitee or any member of any Indemnitee's Related Indemnitee Group (other than the gross negligence or willful misconduct imputed as a matter of law to such Indemnitee solely by reason of its interest in the Aircraft);
(e)any Loss to the extent such Loss is attributable to the noncompliance or breach by any Indemnitee or any member of any Indemnitee’s Related Indemnitee Group with or of any of the terms or conditions of, or any misrepresentation of any Indemnitee or any member of such Indemnitee’s Related Indemnitee Group contained in, this Agreement, any other Transaction Document to which such Indemnitee or any member of such Related Indemnitee Group is a party, the Head Lease, the Participation Agreement or the Trust Agreement or any agreement relating hereto or thereto;
(f)any Loss to the extent such Loss constitutes a Permitted Lien;
(g)any Loss to the extent such Loss is attributable to the offer, sale, assignment, transfer, participation, conveyance or other disposition (whether voluntary or involuntary) (A) by or on behalf of any Indemnitee or any member of any Indemnitee’s Related Indemnitee Group of all or a portion of its interest in the Aircraft, the Airframe, any Engine, any Part, Rental, the Trust Estate, any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement or (B) of any direct or indirect interest in any Indemnitee, unless, in each case, such offer, sale, assignment, transfer, participation, conveyance or other disposition occurs
Sublease Agreement (MSN [__])

pursuant to (x) Section 14, 15 or 17 hereof or (y) the exercise of remedies pursuant to, and in accordance with, Section 19 hereof;
(h)any Loss to the extent such Loss is attributable to a failure on the part of Owner Trustee to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder;
(i)any Loss to the extent such Loss is attributable to the authorization or giving or withholding of any future amendments, supplements, modifications, waivers or consents with respect to any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement unless (A) requested in writing by Sublessee (or otherwise necessary or appropriate to effect, and in conformity with, that request); (B) expressly required by any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement, it being understood and agreed that nothing in this Section 3.2.2(i) shall derogate from the rights and protections of Sublessee in Section 27.5 hereof; (C) pursuant to the exercise of remedies pursuant to, and in accordance with, Section 19 hereof; or (D) required by applicable law;
(j)any Loss relating to any cost, fee, expense or other payment obligation to the extent such Loss is expressly payable or borne by (A) Sublessee pursuant to any expense, indemnification, compensation or reimbursement provision of any Transaction Document or (B) a person other than Sublessee pursuant to any provision of any Transaction Document, the Head Lease, the Participation Agreement or the Trust Agreement or otherwise;
(k)any Loss to the extent such Loss is an ordinary and usual operating or overhead expense;
(l)any Loss imposed as a result of any “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code;
(m)any Loss that would not have arisen but for the appointment of a successor or additional Owner Trustee without the consent of Sublessee unless such successor or an additional Owner Trustee has been appointed in connection with the exercise of remedies pursuant to, and in accordance with, Section 19 hereof;
(n)any Loss to the extent attributable to the failure of Trust Company, Owner Trustee or, unless a voting trust agreement, voting powers agreement, owner trust or similar arrangement is utilized by Beneficiary for purposes of enabling the Aircraft to be registered in the name of Owner Trustee in the United States of America, Beneficiary to be a Citizen of the United States; and
(o)any Loss that would not have arisen but for any indebtedness, head lease, swap, hedge or other financing arrangements of any Indemnitee or any Affiliate thereof, it being understood that the provisions of the Head Lease and this Agreement, and the lease
Sublease Agreement (MSN [__])

contemplated thereby, are not such indebtedness, head lease, swap, hedge or other financing arrangements.
(p)Insured Losses. In the case of any Loss indemnified by Sublessee hereunder that is covered by a policy of insurance maintained by Sublessee, each Indemnitee agrees to reasonably cooperate, at Sublessee’s expense, with the insurers in the exercise of their rights to investigate, defend and compromise such Loss.
3.2.3Claims Procedure An Indemnitee shall promptly notify Sublessee of any Loss as to which indemnification is sought. The failure to provide such prompt notice shall not release Sublessee from any of its obligations to indemnify under this Section 3.2 except to the extent that such failure materially adversely affects the rights or ability of Sublessee to fully contest or cause an Indemnitee to fully contest such Losses or results in the imposition of, or an increase in the amount of, Losses (in which event Sublessee shall not be responsible for such imposition or increase). Such Indemnitee shall promptly submit to Sublessee all additional information in such Indemnitee’s possession to substantiate such Loss as Sublessee reasonably requests. Upon receipt of a written request from Sublessee to such Indemnitee, Sublessee and such Indemnitee shall negotiate with each other for a period of up to [***] days with a view to making arrangements whereby any relevant payment can be made or received or other obligations performed in such manner, place, currency and other circumstances as shall be lawful or as shall not give rise to any applicable Taxes or requirement for payment of any additional amount, increased withholding or indemnity amount and so as to achieve substantially the same result as would have been achieved had such payment, receipt or other obligation not been rendered unlawful or, as the case may be, such requirement for indemnity had not arisen (“Loss Mitigation Action”). Subject to the rights of Sublessee’s insurers and provided Sublessee has not required the relevant Indemnitee to take any Loss Mitigation Action, Sublessee may, at its sole cost and expense, investigate any Loss, and may in its sole discretion defend or compromise any Loss; provided that Sublessee shall not be entitled to defend or compromise any Loss and no Indemnitee shall be required to take Loss Mitigation Action (i) during the continuation of any Event of Default under Sections 19.1.1 or 19.1.7 hereof, (ii) if such defense or Loss Mitigation Action (as applicable) could in the good faith opinion of such Indemnitee entail any risk of criminal liability to such Indemnitee, (iii) if such defense or Loss Mitigation Action (as applicable) will involve a material risk of sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, the Aircraft, or (iv) if, in the case of any Loss Mitigation Action, such Indemnitee would be required to do anything which, in its reasonable opinion, might materially adversely prejudice its business interests or tax affairs or require it to disclose confidential information. At Sublessee’s expense, any Indemnitee shall cooperate with all reasonable requests of Sublessee in connection with any Loss Mitigation Action or any defense or compromise of any Loss. No Indemnitee shall enter into a settlement or other compromise with respect to any Loss without the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be
Sublease Agreement (MSN [__])

indemnified with respect to such Loss. Where Sublessee or its insurers undertake the defense of an Indemnitee with respect to a Loss, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Loss shall be indemnified hereunder unless such fees or expenses were incurred at the written request of Sublessee or such insurers, or if counsel representing the interests of such Indemnitee issues a written opinion (“Conflict Opinion”) that a material conflict of interest exists between the interests of Sublessee and the interests of such Indemnitee in connection with the defense of such Loss, in which case the reasonable fees and expenses of separate counsel for such Indemnitee shall be for the account of Sublessee. Subject to the requirements of any policy of insurance, an Indemnitee may participate at its own expense in any judicial proceeding controlled by Sublessee pursuant to the preceding provisions; provided that such party’s participation does not, in the opinion of counsel appointed by Sublessee or its insurers to conduct such proceedings, interfere with such control. Such participation shall not constitute a waiver of the indemnification provided in this Section 3.2. Notwithstanding anything to the contrary contained herein, Sublessee shall not under any circumstances be liable for the fees and expenses of more than one counsel for all Indemnitees except in the case of a delivery to Sublessee of a Conflict Opinion with respect to each Indemnitee seeking to be represented by separate counsel.
3.2.4Related Indemnitee Group All rights (including, without limitation, the right to receive any indemnity payment under this Section 3.2) of an Indemnitee that is not a party to this Agreement shall be exercised solely by the member of such Indemnitee’s Related Indemnitee Group that is a party to this Agreement. If any Indemnitee fails to comply with any duty or obligation under this Section 3.2 with respect to any Loss, such Indemnitee and its Related Indemnitee Group shall not be entitled to any indemnity with respect to such Loss under this Section 3.2 to the extent (but only to the extent) such failure was prejudicial to Sublessee.
3.2.5Subrogation To the extent that a Loss is in fact paid in full by Sublessee or its insurer, Sublessee or such insurer (as the case may be) shall, without any further action, be subrogated to the rights and remedies of the Indemnitee on whose behalf such Loss was paid (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Loss. Such Indemnitee shall give such further assurances or agreements and shall cooperate with Sublessee or such insurer, as the case may be, to permit Sublessee or such insurer to pursue such rights and remedies, if any, to the extent reasonably requested by Sublessee and at Sublessee’s expense. If an Indemnitee receives any payment, in whole or in part, from any party other than Sublessee or its insurers with respect to any Loss paid by Sublessee or its insurers, it shall promptly pay over to Sublessee such payment (but not an amount in excess of the amount Sublessee or any of its insurers has paid in respect of such Loss after subtracting the amount of reasonable and documented costs and expenses of such Indemnitee incurred in connection with such Loss to the extent such costs and expenses are due and payable to such Indemnitee under this Section 3.2 and have not already been paid or reimbursed by
Sublease Agreement (MSN [__])

Sublessee); provided that if, at the time of such receipt by the Indemnitee, any Event of Default shall have occurred and be continuing, such amount shall be held by such Indemnitee as security for the obligations of Sublessee under the Transaction Documents, and at such time as no Event of Default is continuing, such amount shall, if not previously applied to Sublessee’s obligations under this Agreement or other Transaction Documents, be paid to Sublessee. Notwithstanding anything in this Section 3.2.5 to the contrary, if any such amount has been held by Owner Trustee as security in accordance with this Section 3.2.5 for [***] days after any Event of Default shall have occurred and during which period (i) Owner Trustee shall not have been limited by operation of law or something outside of Owner Trustee’s control or otherwise from exercising remedies under this Agreement (including application of such amount) and (ii) Owner Trustee shall not have exercised any remedy available to it under Section 19 hereof (including application of such amount), then such amount to the extent not previously applied in accordance with this Section 3.2.5 shall be paid to Sublessee or its designee promptly following the [***] day after such Event of Default shall have occurred even if such Event of Default shall then be continuing.
3.2.6No Guaranty Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document, Sublessee shall not have any responsibility for, or incur any liabilities as a result of, any residual value guaranty, deficiency guaranty or similar agreement in connection with the Aircraft, the Airframe, any Engine or any Part. Nothing set forth in this Section 3.2 constitutes a guarantee by Sublessee that the Aircraft at any time shall have any particular value, useful life or residual value.
3.2.7Payments; Interest All amounts payable by Sublessee as indemnities to any Indemnitee pursuant to this Section 3.2 shall be paid within [***] Business Days after Sublessee’s receipt of a written demand by such Indemnitee accompanied by a written statement describing in reasonable detail the Losses that are the subject of and basis for such indemnity and the computation of the amount payable. Any payments made pursuant to this Section 3.2 directly to an Indemnitee or to Sublessee, as the case may be, shall be made in immediately available funds at such bank or to such account as is specified by the payee in written directions to the payor or, if no such directions are given, by check of the payor payable to the order of the payee and mailed to the payee by certified mail, return receipt requested, postage prepaid to its address referred to in Section 28.6. To the extent permitted by applicable law, interest at the Default Rate shall be paid, on demand, on any amount or indemnity not paid when due pursuant to this Section 3.2 for the period from and including the due date for such amount to but excluding the date the same is paid. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.
3.3Survival The indemnities and other obligations of Sublessee (subject to Sections 3.1.2(c) and 3.2.2(a)), and the obligations of each Indemnitee and Tax Indemnitee, under Section 3.1 and Section 3.2 shall survive the expiration or other termination of the Transaction Documents.
Sublease Agreement (MSN [__])

4.1    Agreement to Lease Sublessor agrees to lease to Sublessee, and Sublessee agrees to lease from Sublessor in accordance with this Agreement, the Aircraft for the duration of the Sublease Period.
4.2    Risk With effect from Delivery, all risk of physical loss, theft, damage or destruction for whatever reason or cause in relation to the Aircraft shall be the sole risk and liability of Sublessee. Sublessee agrees and confirms that, if the Aircraft, any Engine or Part is lost, confiscated, damaged, destroyed or otherwise rendered unfit or unavailable for use, Sublessor shall not be liable to repair it or supply any equipment in substitution therefor.
4.3    True Lease This Agreement constitutes an agreement to lease and, except as otherwise provided herein with respect to replacement of Engines or Parts and in the case of a Total Loss, nothing herein shall be construed as conveying to Sublessee any right, title, or interest in the Aircraft, any Engine or any Part except as lessee only. Sublessor and Sublessee intend that this Agreement constitutes a "true lease" and an "operating lease" for all purposes (including for United States of America federal income tax purposes) and not a financing transaction or a transaction intended to create a lien in favour of Sublessor. Neither Sublessor nor Sublessee shall file any tax return or take any action which is inconsistent with the provisions of this Section 4.3.
5Delivery
5.1Condition of the Aircraft Sublessor, as a condition of Sublessee's obligation to accept the Aircraft, will, at its sole cost and expense, cause the Aircraft to meet the Delivery Conditions, subject to the provisions of Section 5.6.2.
5.2[RESERVED]
5.3Delivery Subject to the satisfaction or waiver of the Conditions Precedent and otherwise subject to the provisions of this Agreement, Sublessor will tender and Sublessee will accept delivery of the Aircraft on or about the Scheduled Delivery Date at the Delivery Location in an "as is where is" condition, at which time the leasing of the Aircraft pursuant to the terms and conditions of this Agreement shall commence.
5.4[RESERVED]
5.5Acceptance Certificate Sublessee shall effect acceptance of the Aircraft by delivering to Sublessor the duly completed and executed Acceptance Certificate. Sublessee's acceptance of the Aircraft pursuant to the Acceptance Certificate shall be regarded (i) for all purposes as absolute, irrevocable and unconditional and (ii) absolute, irrevocable and unconditional confirmation that Sublessee has inspected the Aircraft and the Aircraft is in all respects satisfactory for the purposes of this Agreement; provided that Sublessor shall remain obligated to rectify or procure rectification, or reimburse for or otherwise, such Minor Discrepancies as may be agreed in the Acceptance Certificate.
5.6Inspection
5.6.1Prior to the Delivery Date, Sublessor shall present the Aircraft, including the Aircraft Documents, to Sublessee for inspection in accordance with the procedures set out in Schedule 2 to this Agreement in order that Sublessee
Sublease Agreement (MSN [__])

may verify that the Aircraft and the Aircraft Documents comply with the Delivery Conditions, subject only to Minor Discrepancies as agreed by Sublessor and Sublessee (each acting reasonably).
5.6.2Sublessee shall promptly, but in any event within [***] Business Days after becoming aware of such issue, notify Sublessor in writing of (i) any defect or non-conformity with the Delivery Conditions observed during the Initial Delivery Inspection or (ii) any damage sustained to the Aircraft during the Delivery Paint Positioning Flight that is not detailed in the dent and buckle chart or repair map as accepted by Sublessee at Delivery Initial Technical Acceptance and Sublessor (at its cost) shall, subject to Sublessee acting reasonably, correct or procure the correction of such defect, non-conformity or damage as promptly as practicable and in any case prior to Delivery, except to the extent:
(a)otherwise agreed in writing between Sublessor and Sublessee; or
(b)that such correction is prohibitively expensive having regard to the Sublessor's economics in the reasonable opinion of Sublessor; or
(c)the defect or non-conformity is a Minor Discrepancy provided that if such Minor Discrepancy is observed during the Initial Delivery Inspection, Sublessor will use reasonable commercial efforts to correct or procure the correction of (at Sublessor's cost) such Minor Discrepancy prior to Delivery Final Technical Acceptance.
Notwithstanding the above, Sublessor, in its sole discretion, may waive any Delivery Condition and elect to either not perform the applicable correction or delay the performance of the applicable correction until after Acceptance, subject to Sublessee's agreement (acting reasonably), as long as the failure to meet such Delivery Condition will not (i) specifically prohibit Sublessee from operating the Aircraft in accordance with its Operating Authority (as defined in the ATSA), or (ii) render the Aircraft unairworthy or inconsistent with the Baseline Configuration (as defined under the ATSA). Subject to approval by Sublessee, Sublessor may postpone the Delivery Date to the date on which Sublessor notifies Sublessee that the defect, non-conformity or damage has been corrected provided that Sublessee shall not be entitled to withhold approval to any postponement of the Delivery Date where rectification of such defect, non-conformity or damage cannot reasonably be completed prior to the intended Delivery Date. To the extent that any Delivery Condition is waived in accordance with this Section 5.6.2 the corresponding Redelivery Condition shall be deemed to be waived to the same extent. With respect to any Sublessor election above, Sublessor and Sublessee will include in the Acceptance Certificate a list of such uncorrected discrepancies and either confirmation that the correction will be made at Sublessor’s cost after Acceptance or, with respect to any such uncorrected discrepancy, the corresponding Redelivery Condition will be deemed to be modified. In the event Sublessor notifies Sublessee that neither it nor Head Lessor intends to correct or procure the correction of any defect or non-conformity with the Delivery Conditions or damage, any additional costs that may be incurred by Sublessee due to waiving any such defect or non-conformity will be borne by Sublessor as follows: (y) any
Sublease Agreement (MSN [__])

incremental maintenance and/or operational activities that may need to be performed by Sublessee due to waiving any such defect or non-conformity, and any associated additional costs that may be incurred by Sublessee, will be mutually agreed between Sublessor and Sublessee in writing in the Acceptance Certificate; and (z) any such costs will be reimbursed by Sublessor to Sublessee pursuant to the ATSA.
5.6.3If, following good faith discussions regarding the rectification or waiver of any failure to meet a Delivery Condition, Sublessor and Sublessee agree that any such failure (a) cannot be corrected prior to acceptance or (b) cannot be waived in accordance with Section 5.6.2, then either Sublessor or Sublessee may terminate this Agreement on written notice to the other party. In the event of such a termination, all obligations of Sublessee and Sublessor under this Agreement will end on the date of such notice.
5.6.4If Sublessor corrects or procures the correction of any defect or non-conformity in accordance with Section 5.6.2 Sublessee may further inspect the Aircraft to the extent necessary to satisfy itself in its sole discretion that the defect or non-conformity has been so corrected subject only to Minor Discrepancies.
5.7Indemnity
5.7.1Sublessee shall:
(a)pay to each Indemnitee on demand all Losses actually suffered by such Indemnitee to the extent such Losses were solely and directly caused by the conduct of any observer, agent, employee or representative of Sublessee; and
(b)indemnify, defend and hold harmless each of the Indemnitees from and against all Losses arising from (i) the death or injury of any observer, agent or employee of Sublessee and/or (ii) the gross negligence or wilful misconduct of any observer, agent, employee or representative of Sublessee, in each case in connection with any operational check flight, any inspection of the Aircraft under this Section 5 or Schedule 2 to this Agreement or any inspection or visit following an Event of Default except to the extent due to the gross negligence or wilful misconduct of any Indemnitee (other than the gross negligence or wilful misconduct imputed as a matter of law to such Indemnitee solely by reason of its interest in the Aircraft).
5.7.2Sublessor shall:
(a)pay to each Sublessee Indemnitee on demand all Losses actually suffered by such Sublessee Indemnitee to the extent such Losses were solely and directly caused by the conduct of any observer, agent, employee or representative of Sublessor; and
(b)indemnify, defend and hold harmless Sublessee Indemnitees from and against all Losses arising from (i) the death or injury of any observer, agent or employee of Sublessor and/or (ii) the gross
Sublease Agreement (MSN [__])

negligence or wilful misconduct of any observer, agent, employee or representative of Sublessor, in each case in connection with any operational check flight, any inspection of the Aircraft under this Section 5 or Schedule 2 to this Agreement or any inspection or visit following an Event of Default except to the extent due to the gross negligence or wilful misconduct of any Sublessee Indemnitee (other than the gross negligence or wilful misconduct imputed as a matter of law to such Sublessee Indemnitee solely by reason of its interest in the Aircraft).
5.8Licences Sublessee shall at Sublessor's expense cooperate with Head Lessor's efforts to obtain all licences, permits and approvals required to export the Aircraft from the Delivery Location (including, without limitation, any ferry flight permit required to fly the Aircraft from the Delivery Location). Sublessee will provide Sublessor with such assistance, data and other information as Sublessor reasonably requests in connection with obtaining such licences, permits and approvals, and all Taxes and customs charges and duties incurred in connection with the export of the Aircraft from the Delivery Location or the import of the Aircraft into the State of Registration shall be for the account of the Sublessor, provided that Sublessee and Sublessor shall co-operate in good faith to minimise any such Taxes and customs charges or duties.
5.9[RESERVED]
5.10[RESERVED]
5.11[RESERVED]
5.12Early Termination Option
5.12.1Sublessor shall have the option to terminate the leasing of the Aircraft under this Agreement (the "Early Termination Option") at any time in accordance with the ATSA and any "Carrier Work Order" (as such term is defined in the ATSA) (the last day of such term as set forth in the Termination Notice, the “Early Termination Date”); provided that:
(a)the Sublessor shall give the Sublessee notice in writing (the “Early Termination Notice”) of exercise of such option not less than 1 month prior to the Early Termination Date (or immediately if the “Carrier Work Order” (as such term is defined in the ATSA) for the Aircraft is terminated for any reason), which Termination Notice shall be irrevocable;
(b)With effect from the receipt by the Sublessee of the Early Termination Notice, this Agreement shall be automatically amended so that the Termination Date is the Early Termination Date, but all other provisions of this Agreement shall remain in full and unvaried force and effect; and
(c)Notwithstanding the foregoing, this Agreement will terminate concurrently with the termination of the relevant Carrier Work Order (as defined in the ATSA) for the Aircraft entered into between Sublessee and Sublessor.
Sublease Agreement (MSN [__])

6Manufacturer Warranties
6.1Assignment of Warranties
6.1.1Sublessor hereby assigns to Sublessee and authorizes Sublessee to exercise, in each case with effect from Delivery and for the duration of the Sublease Period or until an Event of Default occurs, such rights as Sublessor has (if any) at the time of Delivery and which Sublessor may acquire during the Sublease Period under any warranties or guarantees (including with respect to any customer service entitlements available in relation to the Aircraft) in relation to the Aircraft, any Engine or any Part given by any Manufacturer, the P2F Converter, any supplier or any repairer, in each case to the extent capable of assignment or otherwise being made available to Sublessee. Sublessor shall enter into any other agreements or instruments necessary to further transfer any such warranties to Sublessee, and Sublessor shall use reasonable endeavours to procure the consent of any of the foregoing parties necessary to assign such warranties in favour of Sublessee.
6.1.2On the Termination Date (or, if applicable, the date upon which an Event of Default occurs) all rights under such warranties shall automatically and immediately revert to Sublessor (or upon its request, to Head Lessor) and Sublessee shall, promptly upon request, at Sublessor's cost, unless an Event of Default has occurred and is continuing, re-assign to Sublessor (or to such other person as Sublessor may direct) the benefit of any warranties assigned to Sublessee pursuant to Section 6.1.1, including all claims thereunder (whether or not perfected), and immediately thereafter take all steps and execute all documents provided by Sublessor required to perfect such re-assignment.
6.1.3Sublessee will take all commercially reasonable steps as are necessary (i) to ensure that all work done on the Aircraft during the Sublease Period is covered by customary warranties which, if still in effect, would be transferable to Sublessor (or Sublessor's nominee) with any requisite consent at the end of the Sublease Period and (ii) at the end of the Sublease Period to ensure that the benefit of any and all warranties relating to the Aircraft to which this Section 6 applies and which have not expired is vested in Sublessor (or upon its request, to Head Lessor) (to the extent permitted by the relevant manufacturer, vendor or maintenance facility).
6.1.4Sublessee shall diligently and promptly pursue any valid claims it may have under the warranties assigned to it hereunder with respect to the Aircraft except as may be mutually agreed between Sublessee and Sublessor. Sublessee will provide Sublessor prompt written notice of any warranty claim of a value that is settled with Sublessee on the basis of a cash payment in excess of the Damage Notification Threshold.
6.2Proceeds of Claims
6.2.1Except as may otherwise be provided in the ATSA, Sublessee undertakes and agrees to apply any proceeds of any claims assigned to Sublessee pursuant to Section 6.1.1 to remedy the defect which is the subject of such claim or reimburse itself for the same. Sublessee shall, promptly following
Sublease Agreement (MSN [__])

receipt thereof, pay to Sublessor for Sublessor's own account (or upon its request, to Head Lessor) any and all cash payments received by Sublessee in respect of any warranty claims which relate to a diminution in value of the Aircraft, any Engine or any Part and which are not applied to the repair or remedy of defects in the Aircraft any Engine or any Part or reimbursement of Sublessee of costs expended in respect of the same and which are not in respect of compensation for loss of use of the Aircraft, any Engine or any Part during the Sublease Period due to a defect covered by such warranty and, pending such payment to Sublessor, Sublessee shall hold such monies on trust for Sublessor. So long as no Event of Default has occurred and is continuing and the leasing of the Aircraft pursuant to this Agreement has not expired or terminated, Sublessor will, subject to Section 6.1.4, co-operate with Sublessee to ensure that any such proceeds are paid to Sublessee directly. If any such proceeds are nonetheless paid to Sublessor, Sublessor agrees (subject to this Section 6.2.1) to remit such proceeds to Sublessee promptly within [***] Business Days following Sublessor's receipt thereof.
6.2.2Notwithstanding the provisions of Section 6.2.1, upon the occurrence of an Event of Default which is continuing or the Termination Date Sublessor may immediately:
(a)retain for its own account any proceeds which Sublessor would otherwise be obliged to remit to Sublessee pursuant to Section 6.2.1;
(b)take any steps which are necessary to ensure that the proceeds of any pending claims are paid to Sublessor and not to Sublessee; and
(c)recover from Sublessee the proceeds of any claims which have been previously paid to Sublessee, in each case to the extent that such claims relate to any defect in the Aircraft, any Engine or any Part which have not been fully and completely rectified by Sublessee prior to the occurrence of such Event of Default or the Termination Date.
6.3Engine and Parts Sublessee will, except to the extent that Sublessor otherwise expressly agrees in the ATSA or as expressly permitted by this Agreement, procure that all engines, components, furnishings or equipment provided by any Manufacturer, supplier or repairer in replacement or repair of a defective Engine or Part pursuant to the terms of any warranty will be promptly installed by Sublessee and that title thereto, free of Liens other than Permitted Liens, vests in Head Lessor, whereupon such part will be deemed a Part and/or such engine will be deemed an Engine for the purposes of this Agreement.
6.4Agreements with Manufacturers To the extent that any warranties are made available under any agreement relating to the Aircraft between any Manufacturer, supplier or repairer and Sublessee, except as may otherwise be provided in the ATSA, Sublessee will apply the proceeds of any claim under any such agreement in accordance with Section 6.2 and, pending such application, will hold the claim and the proceeds thereof on trust for Sublessor.
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7Rental
7.1[RESERVED]
7.2Base Rental: Sublessee shall pay Base Rental to Sublessor in advance on each Payment Date in the amount specified as "Base Rental" in paragraph 3 of Schedule 4 to this Agreement. Base Rental shall be prorated for partial Rental Periods based on the number of days in such Rental Period and the number of days in the relevant calendar month. Payment of Base Rental shall be initiated adequately in advance of the relevant Payment Date to ensure that Sublessor receives credit for such payment on such Payment Date.
7.3Rental Periods
7.3.1The first Rental Period shall commence on the Delivery Date and end on the last calendar day of the calendar month in which the Delivery Date occurred.
7.3.2Each subsequent Rental Period shall commence on the first calendar day in the next calendar month and end on the last calendar day of such calendar month, except that if a Rental Period would otherwise end after the Termination Date, it shall end on the Termination Date.
7.3.3The final Rental Period shall, subject to the earlier termination of the leasing of the Aircraft in accordance with this Agreement, end on the Scheduled Termination Date.
8[RESERVED]
9[RESERVED]
10Payments
10.1Accounts For Payments All payments (including, without limitation, payments of Rental) due from Sublessee to Sublessor under this Agreement shall be made for value on the due date in Dollars and in immediately available funds by wire transfer not later than 5.00 p.m. (New York City time) (or as otherwise agreed by the parties) to the Payment Account.
10.2Payments Due on Non-Business Days
10.2.1If any payment by Sublessee to Sublessor falls due under this Agreement or any other Transaction Document on a day which is not a Business Day, such payment shall be made on or before the immediately succeeding Business Day with the same force and effect as if made on such due date and without adjustment in the amount due.
10.2.2Payments shall be considered to be made on the date on which they are actually received in the Payment Account pursuant to Section 10.1 in the manner therein specified.
10.3Net Lease This Agreement is a net lease. Sublessee's obligations under this Agreement following Delivery, are absolute and unconditional irrespective of any circumstance or contingency whatsoever and Sublessee shall continue to fully
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comply with its obligations under this Agreement irrespective of any circumstance or contingency whatsoever, including:
10.3.1any right of set off, counterclaim, recoupment, reimbursement, defence, abatement or other right which Sublessor or Sublessee may have against the other or against any other person for any reason whatsoever;
10.3.2any unavailability of the Aircraft for any reason, including requisition of the Aircraft or any prohibition, interruption or interference with or other restriction on Sublessee's use, operation or possession of the Aircraft (whether or not the same would, but for this Section 10.3, result in the termination of this Agreement by operation of law);
10.3.3any lack of or invalidity of title or any other defect in the title, airworthiness, satisfactory quality, merchantability, condition, design, operation or fitness for the use of or loss or damage to the Aircraft or the ineligibility or unsuitability of the Aircraft for any particular purpose or for registration or documentation under the laws of any jurisdiction;
10.3.4any insolvency, bankruptcy, reorganisation, amalgamation, arrangement, readjustment of debt, dissolution, liquidation or similar proceedings by or against Sublessor or Sublessee or any other person or the appointment of a liquidator, receiver or administrative receiver or like officer of Sublessor or Sublessee or any other person;
10.3.5any invalidity or unenforceability or lack of due authorisation of or other defect in this Agreement;
10.3.6any Total Loss of, or damage to, the Aircraft;
10.3.7any Lien or Tax; and/or
10.3.8any other event or circumstance which (but for this Section 10.3) would or might otherwise have the effect of terminating or in any way affecting any obligation of Sublessee under this Agreement.
Provided the ATSA is in effect with respect to the Aircraft, the provisions of the ATSA will control with respect to Sublessee’s responsibility (including through one of Sublessee’s Affiliates), if any, under the ATSA should the Aircraft (or any component thereof) become unavailable for use. Nothing in this Section 10.3 shall be construed to limit Sublessee's right to institute separate legal proceedings against Sublessor in the event of Sublessor's breach of this Agreement or to limit Sublessee's rights and remedies against any other person.
10.4Default Interest Sublessee shall pay interest on each Overdue Sum at the Default Rate for the period from the date on which such Overdue Sum was due to be paid to the date of actual payment. All such interest shall be compounded monthly and calculated on the basis of the actual number of days elapsed in the month, assuming a month of 30 days and a year of 360 days.
10.5Currency Sublessee acknowledges and agrees that the specification of Dollars in this Agreement is of the essence and that Dollars shall be the currency of account in all
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circumstances. Sublessee waives any right it might have in any jurisdiction to pay any amount under this Agreement in a currency other than Dollars except for payments expressly stated in this Agreement to be payable in another currency.
10.6Application of Moneys Sublessor may, at its sole discretion, partly or wholly apply any money it has received or recovered from or on behalf of Sublessee either to payments due or overdue under this Agreement or any other Transaction Document at the time of such receipt or recovery, or if an Event of Default is then continuing, to any other sums payable and due under the Transaction Documents and/or any Other Agreements in such manner as Sublessor may determine.
10.7[RESERVED]
10.8Certificates Save where expressly provided to the contrary in this Agreement and provided the same contains a reasonable amount of detail (including invoices or similar evidence of costs and any requisite calculations), any certificate or determination by Sublessor as to any rate of interest or any other amount payable in accordance with a specific formula set forth in this Agreement shall, in the absence of manifest error, be conclusive and binding on Sublessee.
11Covenants
11.1Sublessor agrees that, except (x) as expressly permitted by Section 19.2 of this Agreement following an Event of Default that has occurred and is continuing and (y) following a termination of the leasing of the Aircraft hereunder pursuant to Section 23 of this Agreement, notwithstanding anything herein or in any other Transaction Document to the contrary, neither it nor any person claiming by, through or under it or in its name (including any Leveraging Lender) shall take or cause any action to be taken that would in any way: (a) interfere with the continued possession, use and operation of, and quiet enjoyment of, the Aircraft by Sublessee, (b) make or permit to be made, any registration with respect to the Airframe or any Engine on the International Registry, other than any such registration permitted pursuant to the Transaction Documents, (c) discharge the registration with the Aviation Authority of the Aircraft, the Head Lease or this Agreement, (d) discharge the registration with the International Registry of the International Interests arising with respect to this Agreement, (e) transfer the right to discharge any of such International Interests to any other person or cause any such right to be so transferred (other than in the case of any Leveraging Transaction that complies with Section 27.5, to the applicable Security Trustee) or (f) take or cause to be taken any action inconsistent with Sublessee’s rights under this Agreement and its right to quiet enjoyment of the Aircraft, the Airframe, any Engine or any Part.
11.2From the date of this Agreement and throughout the Sublease Period, Sublessee covenants to Sublessor that it will:
11.2.1perform and comply with its undertakings and covenants in this Agreement at all times during the Sublease Period and until the Aircraft has been returned to Sublessor in accordance with, and Sublessee has performed all its other obligations under, this Agreement;
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11.2.2use all reasonable endeavors to procure that none of Sublessee's officers, directors, employees, agents, affiliates, contractors or sub-contractors act in any manner inconsistent with Sublessee’s obligations under this Agreement;
11.2.3preserve and maintain its corporate existence;
11.2.4pay or cause to be paid (i) all Taxes required by applicable laws to be paid by it (whether such Taxes are imposed upon it or upon its income and profits or upon any property belonging to it or otherwise) prior to the date on which any penalty accrues, except Taxes which it is contesting in good faith by appropriate proceedings provided that such contest does not involve any risk of criminal penalty on any Indemnitee or Tax Indemnitee or any material risk of sale, forfeiture, confiscation, seizure or loss of, or the imposition of any Lien on, the Aircraft, the Airframe or any Engine or any interest therein, and (ii) all other lawful claims which, if not paid, are reasonably likely to result in the imposition of a Lien upon the Aircraft or any part thereof;
11.2.5maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations obtained or effected by Sublessee in connection with this Agreement and every document or instrument contemplated hereby to be obtained by Sublessee (for the avoidance of doubt, excluding any such consents, licenses, authorizations, approvals, declarations, filings or registrations (i) relating to registration of the Aircraft with the FAA or any export or import of the Aircraft and (ii) to be obtained by Sublessor or any other Indemnitee under any other agreement) and to take all such additional action as may be proper or advisable in connection herewith or therewith;
11.2.6not consolidate with, merge with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any other Person except as provided in the ATSA;
11.2.7notify Sublessor of any change to Sublessee’s registered office, principal place of business or chief executive office if there is more than one place of business within [***] days following such change;
11.2.8pay promptly when due (i) all navigation and en-route charges and all other charges payable by Sublessee for the use of or services provided at any airport and (ii) any fines imposed by the Aviation Authority for violation of navigation rules, whether in respect of the Aircraft or any other aircraft in Sublessee’s fleet;
11.2.9not at any time (i) represent or hold out Head Lessor, Sublessor, Servicer, any Leveraging Lender, any Security Trustee or any Affiliate of the foregoing as carrying goods or passengers on the Aircraft or being in any way connected to or associated with operation of the Aircraft (for the avoidance of doubt, other than identification of such parties in their capacities under the Transaction Documents or on the aircraft livery specified by Sublessor pursuant to Section 3.2 of Schedule 2) or (ii) except for the credit of Sublessor in connection with any maintenance, service, repairs, overhauls of, modifications to, or changes or alterations in the
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Aircraft for which responsibility is allocated to a party other than Sublessee under the ATSA, pledge the credit of Sublessor or any of the other Indemnitees for any maintenance, service, repairs, overhauls of, modifications to, or changes or alterations in the Aircraft or otherwise; and
11.2.10have measures in place designed to:
(a)comply with all Regulations (as defined below) and procure that the Aircraft shall in no event be used, operated, located or controlled in a manner causing Owner Trustee, Beneficiary, Servicer or any Security Trustee notified to Sublessee in writing from time to time to be in violation of any Regulations or causing Owner Trustee, Beneficiary, Servicer or any Security Trustee notified to Sublessee in writing from time to time to be subject to criminal or civil sanction or the Aircraft liable to seizure;
(b)not cause or permit the Aircraft or any Engine to proceed to, or remain in (or be flown or transported to) any Excluded Country or any other location to the extent then prohibited by applicable Law and Sublessee shall ensure that Aircraft shall not be used in, or with respect to travel to and/or from, any of the countries or territories as to which the United States of America has imposed a comprehensive embargo (currently Cuba, Iran, North Korea, Syria, and the Crimea Region), except to the extent permitted by this Agreement as part of the CRAF Program;
(c)procure that the Aircraft will not be used for any illegal purpose or in an illegal manner; and
(d)comply with any and all reasonable requests from Head Lessor or Beneficiary to verify and/or certify compliance with the requirements of this Section 11.2.10 (including, but not limited to, providing to Head Lessor or Beneficiary upon Head Lessor's or Beneficiary's request (i) a duly completed compliance questionnaire relating to Sublessee's operations and (ii) a duly completed compliance certificate with supporting evidence and appending a copy of any and all relevant licenses pursuant to which Sublessee is seeking to evidence Sublessee's compliance with its obligations under this Agreement) (redacted as necessary to protect Sublessee's confidential information), provided that Sublessee's obligations under Sections 11.2.10(a) and 11.2.10(d) are subject to:
(i)Sublessee obtaining any applicable consent or licence from the relevant government or other regulatory entity allowing it to locate, operate or use the Aircraft in a manner which would otherwise be prevented by the terms of Sections 11.2.10(a) or 11.2.10(b), provided that reliance on such consent or license would not cause Head Lessor,
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Beneficiary, the Servicer or the Security Trustee to be in violation of any Regulations; or
(ii)Head Lessor waiving the terms of Sections 11.2.10(a) or 11.2.10(b) in respect of any specific set of circumstances. In deciding whether to grant such a waiver, Head Lessor agrees (at its cost) to undertake good-faith consultation with all relevant entities and take into account Sublessee's operational requirements as well as its own prevailing policy, and further provided that a violation of this Section 11.2.10 shall not result in a Default or an Event of Default if it is an isolated extraordinary emergency event beyond Sublessee’s control that Sublessee is diligently trying to rectify and the Aircraft is removed from such situation or location as promptly as practicable.
In this Section 11.2.10:
"Regulations" means any law or regulation, official directive or recommendation, issued by a Governmental Entity which applies to Sublessee or the Aircraft and any law or regulation, official directive or recommendation issued by a Governmental Entity which applies to Sublessor, Owner Trustee, Beneficiary, or the Servicer. For the avoidance of doubt, “Regulations” includes (i) applicable economic or financial sanctions laws or regulations or trade embargoes imposed, administered or enforced, at the time in question by the United States (including OFAC), the United Nations and the European Union and (ii) export control laws and any other economic and trade sanctions, export control, and customs laws applicable to Sublessor, Sublessee or the Aircraft, including U.S. Export Control Reform Act of 2018, U.S. International Traffic in Arms Regulations.
11.2.11promptly after Sublessee has actual knowledge thereof, notify Sublessor of any Total Loss or any event which is likely to result in an insurance claim in excess of the Damage Notification Threshold and upon Sublessor's request, status updates relating to such claim;
11.2.12promptly after Sublessee has actual knowledge thereof, notify Sublessor of the occurrence of any Default or any Event of Default and upon Sublessor's request, provide Sublessor with full details of any steps which Sublessee is taking or is proposing to take in order to remedy, or mitigate the effect of, such Default or such Event of Default; and
12Reporting
Sublessee shall:
12.1provide to Sublessor by the [***] day of the succeeding calendar month a completed report substantially in the form of Appendix B for the previous calendar month;
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12.2give to Sublessor all such information as Sublessor may from time to time reasonably request regarding the location, condition, use and operation of the Aircraft (including the time and location of the next C Check or Engine Performance Restoration);
12.3within [***] Business Days after receipt by Sublessee of a request by Sublessor (or such shorter period as may be set forth in any written request by any Governmental Entity for information or documents), Sublessee shall furnish in writing to Sublessor such information or documents within its possession or which are reasonably available to it (or copies thereof certified as correct by an authorized officer of Sublessee) regarding the Aircraft as may reasonably be requested by Sublessor or as may be required to enable Head Lessor or Sublessor to file any report or document required to be filed by it with any Governmental Entity because of Head Lessor's ownership interest in the Aircraft, the Airframe or the Engines; provided that Sublessee shall not be required to furnish Sublessor with any such information or documents which are proprietary or confidential unless required to comply with a request from any Governmental Entity;
12.4promptly after receipt thereof, provide Sublessor with a copy of any letter, notice, claim or threat of suit, that relates specifically to the Aircraft, the Sublease and/or is related to any matter which is reasonably likely to result in the Aircraft (or any part of it) being detained, seized and/or sold; and
12.5promptly after Sublessor's request, provide Sublessor with such information as is reasonably required so that Head Lessor, Sublessor, Owner, any Security Trustee or any Leveraging Lender is able to comply with "know your customer" identification procedures, checks and requirements.
13Nameplates
Sublessee shall, at Sublessee’s cost and expense, (a) affix promptly upon receipt thereof from the Sublessor following Delivery (but subject to no interference with the commercial operation of the Aircraft) and (b) maintain throughout the Sublease Period, fireproof identification plates in a clearly visible place in the cockpit of the Aircraft and on each Engine in the vicinity of the Manufacturer’s data plate, that contains the legend:
"THIS [AIRCRAFT][ENGINE] IS OWNED BY UMB BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE, AND LEASED TO AMAZON.COM SERVICES LLC, AND SUBLEASED TO HAWAIIAN AIRLINES, INC. [AND IS SUBJECT TO A MORTGAGE IN FAVOUR OF [●] AS SECURITY TRUSTEE] AND MAY NOT BE OR REMAIN IN THE POSSESSION OF, OR OPERATED BY, ANOTHER PERSON WITHOUT SUBLESSOR'S PRIOR WRITTEN CONSENT."
Sublessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason (but subject to no interference with the commercial operation of the Aircraft). If at any time such legend becomes incorrect or insufficient, Sublessee will, at Sublessor’s request and cost (but subject to no interference with the commercial operation of the Aircraft), promptly affix such new
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nameplates to the Airframe and the Engines as may be required and provided by Sublessor.
14Operation
14.1Use and Operation Sublessee shall:
14.1.1
(a)comply with the laws of any country or jurisdiction which may for the time being be applicable to the Aircraft and its use, maintenance and operation (it being understood that such laws shall be limited to the laws of the State of Registration except in connection with Redelivery), including but not limited to the holding of all applicable certificates, licenses, permits, authorizations and regulations and Sublessee will advise Sublessor promptly following actual knowledge thereof in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed, and
(b)take all reasonable steps to ensure that the Aircraft is not used for any illegal purpose, other than, in each case any laws with which Sublessee is prohibited by other applicable law from complying;
14.1.2not use the Aircraft, any Engine or any Part in any manner contrary to (i) any Manufacturer’s operating manuals or instructions, or in violation of any airworthiness certificate or registration relating thereto or (ii) any regulation of the Aviation Authority, or the State of Organization or for any purpose for which the Aircraft is not designed or reasonably suitable;
14.1.3ensure that the personnel employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and licences required by the Aviation Authority and applicable law;
14.1.4use the Aircraft solely in commercial or other operations for which Sublessee is duly authorized by the Aviation Authority and applicable law (including the CRAF Program but subject to Section 14.3.3);
14.1.5comply with any carriage regulations or restrictions issued by IATA from time to time and not use the Aircraft for the carriage of:
(a)whole animals living or dead;
(b)acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes, or any nuclear assembles or components, except as permitted expressly by Sublessor and for cargo aircraft under the ICAO's Technical Instructions for the Safe Transportation of Dangerous Goods by Air (to the extent applicable to an operator in the same jurisdiction as Sublessee) from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled; or
(c)any illegal item or substance;
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14.1.6not utilise the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of Sublessee's cockpit personnel or prospective cockpit personnel that Sublessee is considering for employment and subject to Sublessor's consent, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other similar model aircraft within Sublessee’s fleet of aircraft;
14.1.7[RESERVED]
14.1.8not use, operate or locate the Aircraft or suffer or permit the Aircraft to be used, operated or located for any purpose or in any manner not fully covered by the Insurances (other than any requisition or grounding by any applicable Governmental Entity which is outside the control of Sublessee), or outside any geographical limit imposed by the Insurances or in any manner which might prejudice the interests of the Indemnitees in the Insurances, the Aircraft, any Engine or any Part provided that a violation of this Section 14.1.8 shall not result in a Default or an Event of Default if it is an isolated extraordinary emergency event attributable to a hi-jacking, medical emergency, equipment malfunction, weather conditions, navigational error or other unforeseen circumstances, in each case beyond Sublessee’s control that Sublessee is diligently trying to rectify and the Aircraft is removed from such situation or location as promptly as practicable;
14.1.9take no action resulting in a change of the Records Location or the State of Registration without the prior written consent of Sublessor;
14.1.10obtain and maintain in full force and effect all licences, permits, certificates and authorisations from time to time required to be obtained or effected by Sublessee under this Agreement in respect of the use and operation of the Aircraft and the making of payments required by, and the compliance by Sublessee with all its other obligations under the Transaction Documents (for the avoidance of doubt, excluding any such licenses, permits, certificates or authorizations (i) relating to registration of the Aircraft with the FAA or any export or import of the Aircraft or (ii) to be obtained by Sublessor or any other Indemnitee under any other agreement); and
14.1.11not discriminate in the operation, insurance, maintenance, repair, alteration, modification, servicing, installation or use of the Aircraft or any Engine or any Part when compared with the operation, insurance, maintenance, repair, alteration, modification, servicing, installation or use of other aircraft, engines or parts in Sublessee's fleet of the same type as the Aircraft, Engines or Parts utilized pursuant to the ATSA. The provisions of this Section 14.1.11 shall not derogate from or reduce the obligations of Sublessee under this Agreement.
14.2Operational Expenses Except as otherwise expressly provided in this Agreement (or the ATSA), Sublessee shall promptly pay and discharge all costs, expenses and other charges of any nature relating to the operation and use of the Aircraft during the Sublease Period, including:
14.2.1all costs, expenses and charges incurred in the operation of the Aircraft during the Sublease Period including, without limitation, license and
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registration fees, expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing and navigation fees, airport charges, cargo service and any and all other expenses or claims of any kind or nature incurred during the Sublease Period, arising directly or indirectly in connection with or related to the use, movement, operation, storage or location of the Aircraft or any Engine; and
14.2.2all rent, charges, fees and other amounts in respect of any premises where the Aircraft, any Engine or any Part is situated from time to time.
14.3Subleases Sublessee shall not enter into, or agree to enter into, any further sublease or Wetlease in respect of, or otherwise part with the use or possession of, the Aircraft, any Engine or Part without the prior written consent of Sublessor, provided that (except with respect to Section 14.3.4 below) Sublessee may without such consent:
14.3.1part with possession of the Aircraft, the Airframe, any Engine or any Part to the relevant Manufacturer or an Authorized Maintenance Provider for service, repair, maintenance, overhaul, testing or similar purposes to the extent required or permitted by this Agreement;
14.3.2part with possession of the Aircraft, the Airframe, any Engine or any Part as expressly permitted by this Agreement (including, without limitation, Section 14.3.4);
14.3.3subject the Aircraft, the Airframe or any Engine to, or transfer possession of the Aircraft, the Airframe or any Engine to the United States of America or any instrumentality or agency thereof as part of the Civil Reserve Air Fleet program ("CRAF Program") provided that Sublessee (A) shall promptly provide to Sublessee a copy of the lease, sublease, contract or other instrument pursuant to which the Aircraft, Airframe or any Engine is entered into the CRAF Program for its information and records, (B) shall promptly notify Sublessor in writing upon transferring possession of the Aircraft, Airframe or any Engine pursuant to this Section 14.3.3 and (C) in the case of a transfer of possession pursuant to the CRAF Program, shall notify Sublessor in writing of the name, address and phone number of the responsible Contracting Office Representative for the Air Mobility Command of the United States Air Force or other appropriate Person to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;
14.3.4subject to no Event of Default having occurred which is continuing at the commencement of any Wetlease, enter into a Wetlease of the Aircraft with any person in the ordinary course of Sublessee's business, provided that:
(a)no change occurs in the State of Registration or the Records Location will occur as a result thereof (unless agreed by Sublessor acting reasonably);
(b)the wet lessee expressly agrees in favour of Sublessor and the Security Trustee that its rights under the Wetlease are subject and subordinate in all respects to the rights of Sublessor as owner and lessor under and pursuant to this Agreement and of the Security
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Trustee as mortgagee, and accordingly that, if Sublessor terminates Sublessee's right to possession of the Aircraft under this Agreement, the wet lessee's right to benefit from the operation of the Aircraft under the Wetlease shall immediately terminate and the wet lessee shall make no objection to, and shall do all such things as may be necessary to facilitate, the immediate redelivery of the Aircraft by Sublessee to Sublessor. The foregoing agreement of the wet lessee shall be confirmed in writing to Sublessor by the relevant wetlessee on the request of Sublessor unless Sublessor and Security Trustee are each named as third party beneficiaries in the Wetlease, either expressly or by generic reference to the capacity in which they are acting under the Transaction Documents. Sublessee hereby covenants and undertakes to Sublessor that it shall remain at all times bound to perform all its obligations under this Agreement notwithstanding any Wetlease of the Aircraft;
(c)the term of any Wetlease shall in no event extend beyond the Scheduled Termination Date; and
(d)Sublessee shall provide a copy of the Wetlease to Sublessor after execution.
14.4Subordination Anything in this Agreement to the contrary notwithstanding, the Sublessee’s rights hereunder to the possession, use and enjoyment of the Airframe, and if attached to the Airframe at the commencement of the Sublease Period or if subsequently delivered to Sublessee during the Sublease Period, the Engines in accordance with the terms hereof shall be subject to the Head Lease in respect of the Aircraft, Airframe and Engines, and the Sublessee confirms and agrees that this Sublease is in all respects subject and subordinate to the Head Lease. Upon notice to the Sublessee hereunder by the Head Lessor that an Event of Default (as defined in the Head Lease) has occurred and is continuing, and that the Head Lease shall have been cancelled or terminated pursuant to the terms thereof, the Head Lessor may, at its option, by written notice to the Sublessee after the date of such cancellation or termination, terminate this Sublease and require prompt delivery by the Sublessee of the Aircraft to the Head Lessor subject to Sublessee having complied with its obligations: (a) to use and operate the Aircraft as described in Section 14.1 of this Agreement; and (b) to maintain the Aircraft in accordance with the requirements of the Maintenance Programme as described in Sections 15.1 (excluding Sections 15.1.12 and 15.1.13), 15.7, 15.9 and 15.10 of this Agreement (for clarity, without satisfaction of any other requirement or standard not incorporated in the Maintenance Programme whether or not such requirement or standard is referenced in such Sections) and comply with the restrictions set forth in Sections 15.1.12, 15.1.13, 15.3.2 and 15.3.3 of this Agreement. Unless the Sublessee shall have received any such written notice from the Head Lessor terminating this Sublease, the Sublessee shall be and remain fully obligated hereunder notwithstanding the continuance of any Event of Default under the Head Lease or the termination or cancellation thereof pursuant to the terms thereof.
15Maintenance and Repair
15.1Generally Sublessee shall:
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15.1.1maintain, overhaul and repair the Aircraft so that the Aircraft is kept in as good operating condition and repair as the condition of the Aircraft at Delivery, subject to ordinary wear and tear and after giving effect to any post-Delivery modifications, repairs or maintenance paid for or permitted pursuant to the Transaction Documents;
15.1.2maintain in good standing a current and effective certificate of airworthiness (issued by the Aviation Authority in the appropriate public transport category) for the Aircraft;
15.1.3cause the Aircraft to be compliant with all applicable laws and regulations and the standards stipulated by FAR Part 121 and in a manner to maintain all warranty and service life policies and the requirements of all Airworthiness Directives and all service bulletins designated by the Aviation Authority or Type Authority as "mandatory" which are required to be carried out before the Scheduled Termination Date;
15.1.4cause all maintenance to be carried out according to the Maintenance Programme through an Authorized Maintenance Provider and shall cause all maintenance to be performed, and the Aircraft to be maintained, overhauled and repaired, in at least the same manner and with at least the same care, including maintenance scheduling, modification status and technical conditions, as is the case with respect to similar aircraft owned, leased or otherwise operated by Sublessee and utilized pursuant to the ATSA;
15.1.5notify Sublessor of any material change to the Maintenance Programme;
15.1.6incorporate in the Maintenance Programme for the Aircraft a fuel tank contamination programme as recommended by the Manufacturer and/or the Aviation Authority and/or Type Authority;
15.1.7monitor the performance of the Engines using the Engine Manufacturer's or other generally acceptable trend monitoring software;
15.1.8report to the Manufacturer the incorporation of service bulletins and Equipment Changes in a timely manner for the purpose of keeping the manuals published by the Manufacturer up to date with the configuration of the Aircraft;
15.1.9promptly repair any defects found in respect of the Aircraft, including any individual Engine or Part that is deemed unserviceable, during the Sublease Period (or, with respect to a Part, replace such Part pursuant to Section 15.3);
15.1.10[RESERVED]
15.1.11notify Sublessor of all structural repairs to the Airframe and procure that all such structural repairs shall be Acceptable Repairs; notwithstanding the foregoing: (a) Sublessee shall be permitted to accomplish structural repairs to the Airframe in accordance with data that has not been approved by the Manufacturer, provided (i) each such repair has been accomplished in accordance with data approved by the FAA, (ii) Sublessee provides to Sublessor at Redelivery all reasonably pertinent records which would enable
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Sublessor to have the repair reviewed against type design by the Airframe Manufacturer following Redelivery, and (iii) except in respect of (i) and (ii) above, the repair is otherwise compliant with the requirements for an Acceptable Repair (any such repair pursuant to the foregoing requirement an “Adapted Acceptable Repair”); and (b) during the Sublease Period, Sublessee shall be permitted to accomplish a [***] with an interval for supplemental inspection less than [***] Flight Hours and/or [***]Cycles [***] months or a [***]), provided Sublessee replaces any such repair with an Acceptable Repair or an Adapted Acceptable Repair prior to the Termination Date;
15.1.12procure that no DER Repairs shall be incorporated in the Airframe, Engines or Parts, except as set out above in Section 15.1.11;
15.1.13procure that repairs to Engines shall be accomplished in accordance with the Engine Manufacturer's published manuals and that any deviations to the requirements of the Engine Manufacturer's published manuals recommended by the Engine Manufacturer which are specific to an Engine (as opposed to all engines of the same type as the Engine) shall have Type Authority approval; and
15.1.14except as otherwise expressly permitted herein, procure that repairs to Parts shall be accomplished in accordance with the published manuals of the Manufacturer of such Parts or in accordance with other repair data recommended by the Manufacturer of such Parts and approved by the Type Authority.
15.1.15Notwithstanding anything in the Transaction Documents to the contrary, except in connection with (a) the Redelivery Conditions and (b) Sublessee's compliance with Section 14.1 of this Agreement, Sublessee's performance of its obligations under Sections 15.1 (excluding Sections 15.1.12 and 15.1.13), 15.7, 15.9 and 15.10 (including any references to other sections or schedules of this Agreement contained in such sections) in accordance with the requirements of the Maintenance Programme (for clarity, without satisfaction of any other requirement or standard not incorporated in the Maintenance Programme whether or not any such requirement or standard is referenced in any such sections or schedules) shall be deemed to satisfy Sublessee's obligations hereunder. Notwithstanding anything in the Maintenance Programme to the contrary, Sublessee shall in all cases comply with the restrictions set forth in Sections 15.1.12, 15.1.13, 15.3.2 and 15.3.3. Sublessor and Sublessee agree that the cost of the performance Sublessee's obligations under this Section 15 shall be as provided in the ATSA.
15.2Permanent Replacement of Engines
15.2.1Sublessee shall as soon as reasonably practicable and in any event before the earliest to occur of (x) the Scheduled Termination Date, (y) the Termination Date, and (z) [***] days of the occurrence of an Engine Total Loss with respect to an Engine procure the replacement of such Engine by conveying to Head Lessor title to an engine complying with the following conditions (the “Replacement Engine”); provided that, notwithstanding the foregoing (but without prejudice to Section 2.5.3 of the ATSA), in connection with an
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Engine Total Loss, Sublessee's obligations hereunder shall be limited to reasonable cooperation with Sublessor, acting in good faith and with due haste, to procure a Replacement Engine:
(a)the Replacement Engine shall (i) meet the entry conditions required under the PBH Agreement between Sublessor and Engine Manufacturer, (ii) be in a condition which does not result in an entry fee or similar charges under the PBH Agreement between Sublessor and Engine Manufacturer and (iii) of be of the same type, model and manufacture as the Engine to be replaced, or an improved model of the same manufacture, and suitable for use on the Airframe and compatible with the remaining Engine;
(b)the Replacement Engine shall be of at least equivalent value, maintenance status and modification status as the Engine to be replaced, assuming that such Engine was in the condition required by the provisions of this Agreement immediately prior to its replacement;
(c)the Replacement Engine and its LLPs shall not have been involved in any incident or accident;
(d)the Replacement Engine shall become and remain the property of Head Lessor free of all Liens (other than Permitted Liens) and on becoming the property of Head Lessor shall without further act be subject to this Agreement and may be subject to any applicable Mortgage in accordance with the terms thereof;
(e)Sublessee shall have full details of the Replacement Engine's source (including evidence of the chain of ownership back to the Manufacturer thereof to the extent available, provided Sublessee shall use reasonable efforts to obtain any missing evidence) and maintenance records including (1) records of shop visits performed on such engine; (2) evidence of TSN and CSN of such engine at installation on and removal from each airframe on which such engine has been installed since its manufacture, (3) a statement in respect of such engine (which may be at the aircraft or the engine level) from each operator of such engine since new manufacture confirming that the engine has never been involved in an incident or accident and (4) all certification documentation necessary to demonstrate back to birth traceability as required in accordance with D16 of Schedule 3 for the LLPs of such engine; and
(f)immediately prior to installation, the Replacement Engine must have a current Serviceable Tag compliant with the requirements of the Aviation Authority for installation on the Aircraft and indicating that such replacement engine is either new, inspected, repaired or overhauled.
In the case of an Engine Total Loss any insurance proceeds paid to Sublessee with respect to the Engine suffering such Engine Total Loss shall
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be (x) paid over to Sublessor if Sublessor sources the Replacement Engine, or (y) retained by Sublessee if Sublessee sources the Replacement Engine.
15.2.2At or prior to the time of any such conveyance, and as a condition to such replacement, Sublessee shall promptly:
(a)provide Sublessor (for benefit of Head Lessor) with a warranty bill of sale with a full title guarantee and otherwise in form and substance reasonably satisfactory to Head Lessor duly conveying to Head Lessor title to such Replacement Engine;
(b)cause an acceptance certificate and, if required, a lease supplement (each in form and substance satisfactory to Sublessor) covering such Replacement Engine and subjecting such Replacement Engine to this Agreement to be duly executed and recorded or registered pursuant to applicable law (such recordation or registration to be evidenced by the provision to Sublessor and, if required, the Security Trustee, of an opinion reasonably acceptable to Sublessor from counsel in the State of Registration);
(c)provide Sublessor with such evidence of compliance with the insurance provisions of this Agreement with respect to such Replacement Engine as Sublessor may request;
(d)at Sublessor's cost, provide Sublessor and, if required by Sublessor, Security Trustee, with a customary legal opinion reasonably acceptable to Sublessor, addressed to and in form and substance satisfactory to Sublessor and the Security Trustee, confirming:
(i)that such Replacement Engine is duly leased hereunder;
(ii)that any acceptance certificate and/or lease supplement referred to in Section 15.2.2(b) is valid and enforceable; and
(iii)such other matters as Sublessor may reasonably request;
(e)provide Sublessor with a certificate of an aircraft engineer (who may be an employee of Sublessee) certifying that such Replacement Engine is of at least equivalent value, maintenance status and modification status as the Engine to be replaced, assuming that such Engine was in the condition required by the provisions of this Agreement immediately prior to its replacement;
(f)provide Sublessor with evidence of the chain of ownership back to the Manufacturer in respect of such Replacement Engine to the extent available, provided Sublessee shall use reasonable efforts to obtain any missing evidence;
(g)cause a financing statement with respect to such Replacement Engine or other documents or instruments necessary to perfect the interests of Sublessor and Security Trustee therein to be filed in such place or places as Sublessor may reasonably request in order to perfect Sublessor’s interest therein in the United States of
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America, or in such other jurisdiction in which the Aircraft is then registered; and
(h)if the seller of the Replacement Engine is “situated in” a country that has ratified the Cape Town Convention, cause such seller to register the contract of sale to such Replacement Engine in favour of the Sublessor on the International Registry, and if the seller of the Engine is not situated in a country that has ratified the Cape Town Convention, use its best efforts to cause the seller to register the contract of sale on the International Registry.
15.2.3Upon compliance by Sublessee with (or waiver by Sublessor of) the provisions of Sections 15.2.1 and 15.2.2 Sublessor shall transfer, subject to the rights of any third parties (including any insurers and reinsurers) and at the cost and expense of Sublessee, to the Sublessee or to its designee all its rights in and to the Engine being replaced. Such transfer will be on an "as-is, where-is" basis and without recourse or warranty except as to freedom from any Sublessor Lien express or implied, whereupon such Engine being replaced shall no longer be an "Engine" for the purposes of this Agreement and such Replacement Engine shall be an "Engine" for the purposes of this Agreement.
15.3Permanent Replacement of Parts Sublessee (or Sublessor to the extent agreed in the ATSA) shall procure the replacement of any Part that is worn out, unserviceable, time expired (other than in circumstances where normal practice and the manufacturer’s recommendations permit continued use following proper maintenance), lost, confiscated, stolen, destroyed, seized, damaged beyond repair or permanently rendered unfit for use with a replacement part in accordance with the AMM and in any event prior to Redelivery. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Sublessee may remove any Part, whether or not worn out, unserviceable, time expired, lost, confiscated, stolen, destroyed, seized, damaged beyond repair or permanently rendered unfit for use; provided that Sublessee shall either reinstall such Part or replace such Part pursuant to the terms of this Section 15.3 in accordance with the AMM, and in any event prior to Redelivery. Each replacement part shall comply with the following conditions:
15.3.1unless otherwise agreed by Sublessor, the replacement part shall be in as good an operating condition, of the same or an improved make and model and have at least the equivalent value, utility, maintenance status and modification status as the Part to be replaced assuming that such Part was in the condition required by the provisions of this Agreement immediately prior to its replacement;
15.3.2the replacement part shall not be a PMA Part, except to the extent that Sublessor has provided prior written consent to the installation of such PMA Part, and provided that, notwithstanding the foregoing, FAA or EASA approved PMA Parts may be used (a) in the repair of cabin interiors, including cargo loading systems or (b) as expendables or consumables installed during maintenance (other than any Parts of the Engines, the APU or the Landing Gear), where such PMA Parts would not need to be recorded on the Serviceable Tag for the relevant Part following its release to service
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from such maintenance and where such use does not cause a change in the part number of the Part nor the modification level of the Part;
15.3.3the replacement part shall not incorporate a DER Repair, except as permitted by Section 15.1.11 or to the extent that Sublessor has provided prior written consent to the installation of such part incorporating a DER Repair;
15.3.4the replacement part shall, in the case of a replacement Life Limited Part, not have been involved in any incident or accident and, in all other cases, not be known by Sublessee to have been involved in any incident or accident, or in any such case be the subject of an IATA standard "Incident Clearance Statement";
15.3.5on installation on the Aircraft, the replacement part shall become and remain the property of Head Lessor free of all Liens (other than Permitted Liens) and shall without further act be subject to this Agreement and may be subject to any applicable Mortgage in accordance with the terms thereof;
15.3.6Sublessee shall have the records as would be required by Schedule 3, including, in respect of a part that is a Life Limited Part, evidence of TSN and CSN (as applicable) and all certification documentation necessary to demonstrate back to birth traceability as required in accordance with Schedule 3; and
15.3.7immediately prior to installation, the replacement part shall have a current Serviceable Tag compliant with the requirements of the Aviation Authority for installation on the Aircraft and indicating that such replacement part is either new, serviceable, repaired or overhauled.
15.4Temporary Engine Removal and Interchange
15.4.1Sublessee (or Sublessor to the extent agreed in the ATSA) shall:
(a)procure that no Engine is at any time removed from the Airframe unless it is replaced promptly and otherwise in accordance with Section 15.2 by a Replacement Engine (where an Engine has suffered an Engine Total Loss) or in accordance with Section 15.6.2, Section 15.4.3 (by a temporary replacement engine) or paragraph 6.2 of Schedule 6;
(b)procure that any Engine which is not installed on the Aircraft or on another aircraft pursuant to Section 15.6.2, is properly and safely stored and insured free from Liens (other than Permitted Liens); and
(c)from time to time upon Sublessor's request, procure that any person to whom possession of an Engine is given other than (i) the Engine Manufacturer in connection with maintenance it is performing on the Engine and (ii) any Person in connection with Engine pooling conducted in accordance with Section 15.6.2 hereof, acknowledges in writing either in a recognition of rights agreement or other acknowledgment or in the applicable lease or financing agreement (which by its terms expressly or effectively states for the benefit of
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Sublessor and any Security Trustee), that such person shall at all times respect the rights and interests of Sublessor as owner and lessor, the Beneficiary as beneficial owner and the Security Trustee as mortgagee of such Engine and shall not seek to exercise any rights whatsoever in relation to such Engine.
15.4.2Sublessor agrees, for the benefit of any lessor, mortgagee or secured party with respect to any engine installed on the Airframe (other than an Engine or a Replacement Engine installed on the Airframe in compliance with Section 15.2) that this Agreement shall not create any interest of Sublessor, Head Lessor, Security Trustee or any Leveraging Lender in any such engine and that none of Sublessor, Head Lessor, Security Trustee or any Leveraging Lender shall acquire or claim any right, title or interest in such engine by reason solely of such installation while such engine is owned by such lessor or subject to the security interest of such mortgagee or secured party. Following a request of Sublessee, and provided that such lessor, mortgagee or secured party has provided a recognition of rights agreement in accordance with Section 15.4.1(c) and Sublessee has complied with its obligations under this Section 15.4, Sublessor will confirm and acknowledge, and will request Head Lessor, any Security Trustee and any Leveraging Lender to confirm and acknowledge, the foregoing in writing to such lessor, mortgagee or secured party.
15.4.3Notwithstanding the other provisions of this Section 15, Sublessee may install, or permit the installation of, any engine on the Aircraft by way of temporary replacement if (i) following an Engine Total Loss, or (ii), for so long as no Event of Default has occurred and is continuing, at any other time:
(a)there is not available to Sublessee at the time and in the place that the engine is required to be installed on the Aircraft, a replacement engine complying with the requirements of Section 15.2.1;
(b)it would result in an unreasonable disruption of the operation of the Aircraft and/or the business of Sublessee to ground the Aircraft until an engine complying with the requirements of Section 15.2.1 becomes available for installation on the Aircraft; and
(c)Sublessee removes any such engine and replaces it with an Engine or a Replacement Engine as soon as practicable and in any event no later than the earlier of (i) the Termination Date or (ii) the Scheduled Termination Date.
15.5Temporary Parts Removal and Interchange
Sublessee shall:
15.5.1procure that no Part is at any time removed from the Aircraft unless it is promptly reinstalled or replaced by a replacement part in compliance with the provisions of Section 15.3 or in accordance with Section 15.5.4 by a temporary replacement part, provided that title to any Part removed from the Aircraft shall remain with the Head Lessor until it is replaced in accordance with the provisions of Section 15.3;
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15.5.2procure that any Part which is not installed on the Aircraft or on another aircraft pursuant to Section 15.5.3 is properly and safely stored and insured free from Liens (other than Permitted Liens); and
15.5.3be permitted, for so long as no Event of Default has occurred and is continuing to install or permit the installation of any Part on another aircraft operated by Sublessee, provided always that neither the provisions of applicable law nor the provisions of any lease or other agreement or encumbrance to which such aircraft is subject prohibit such installation or may have the effect of divesting or impairing the title, rights or interests of Head Lessor as owner and lessor, the Beneficiary as beneficial owner and any Security Trustee as mortgagee in such Part.
15.5.4Notwithstanding the other provisions of this Section 15, Sublessee may install, or permit the installation of, any part on the Aircraft by way of temporary replacement if:
(a)there is not available to Sublessee at the time and in the place that the engine or part is required to be installed on the Aircraft, a replacement part complying with the requirements of Section 15.3;
(b)it would result in an unreasonable disruption of the operation of the Aircraft and/or the business of Sublessee to ground the Aircraft until a part complying with the requirements of Section 15.3 becomes available for installation on the Aircraft; and
(c)Sublessee removes any such part and replaces it with the Part replaced by it or with a replacement part complying with the requirements of Section 15.3 as soon as practicable and in any event no later than the earlier of (i) the Termination Date or (ii) the Scheduled Termination Date.
15.6Pooling of Engines
15.6.1Subject to Section 15.6.2, Sublessee shall not enter into or permit any pooling agreement or arrangement in respect of any Engine without the prior written consent of Sublessor.
15.6.2Engines Pooling within Sublessee's Fleet Notwithstanding anything to the contrary in this Agreement, an Engine may be removed from the Aircraft and installed on another aircraft of similar model which is operated under the ATSA in Sublessee's fleet subject to prior written consent of Sublessor and, subject to satisfaction at all relevant times of the following criteria:
(a)Sublessor has title or leases to such other aircraft;
(b)[RESERVED];
(c)Sublessee shall re-install the Engine onto the Aircraft or an Other Aircraft prior to the Termination Date (the cost of which shall be as set forth in the ATSA); and
(d)following the occurrence of any Event of Default, unless an "Engine" (as defined in an Other Lease Agreement) has been
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installed on the Aircraft as a replacement for such Engine, the Sublessee shall promptly, and in any event within [***] days, following notice by Sublessor or Servicer arrange for the re-installation of any serviceable Engine which is not installed on the Aircraft onto the Aircraft or any Other Aircraft.
15.7Equipment Changes
15.7.1Sublessee may, at its own expense, make or procure the making of such modifications, alterations, additions to and removals from the Aircraft after Delivery as Sublessee may desire for the proper operation or utilization of the Aircraft (each such modification, alteration, addition, or removal made after Delivery an "Equipment Change") provided that Sublessee shall not make any such Equipment Change without the prior written permission of Sublessor (not to be unreasonably withheld) where such Equipment Change would materially reduce or materially impair the value, utility or maintenance condition of the Aircraft, or reduce or impair the airworthiness of the Aircraft, or materially increase the cost of operating the Aircraft by a future operator after Redelivery, or invalidate any material warranty associated with or attached to the Aircraft, or invalidate the type certification of the Aircraft issued by the Aviation Authority, or any an expected cost of more than $[***].
15.7.2Sublessor's consent is not required for the incorporation of an Equipment Change that is (i) a requirement of this Agreement (including the Redelivery Conditions), (ii) required by an Airworthiness Directive issued by the Aviation Authority, (iii) required by a mandatory requirement of the Aviation Authority, (iv) a requirement for operation under FAR Part 121, or (v) a requirement for operation in commercial airspace managed by or subject to the jurisdiction of the FAA (each, a "Desirable Change").
15.7.3Equipment Changes which are Minor Modifications to the Airframe shall be approved by the FAA. Equipment Changes which are Major Modifications to the Airframe shall be approved by the FAA and EASA. Equipment Changes to the Engines shall be approved by the FAA, the Engine Manufacturer and EASA. Notwithstanding the foregoing, subject to the prior written consent of Sublessor, Sublessee shall be permitted to incorporate an Equipment Change which is a Major Modification to the Airframe which is approved by the FAA only provided that not later than the earlier of the Termination Date or 12 months after incorporation of such Equipment Change, such Equipment Change is approved by EASA. Notwithstanding the foregoing, to the extent that any such Major Modification or Equipment Change to an Engine is approved by the FAA but not EASA or the Engine Manufacturer, as applicable, Sublessee shall seek the approval of Sublessor before making any such Equipment Change.
15.7.4Unless otherwise agreed in writing, Sublessor may require Sublessee to remove any Equipment Change from the Aircraft other than a Desirable Change and restore the Aircraft to the condition it was in immediately prior to such Equipment Change (assuming the Aircraft was then in the condition required pursuant to the provisions of this Agreement) on the Termination Date.
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15.8Title to Engines and Parts
15.8.1Any Engine or Part at any time removed from the Aircraft shall remain the property of Head Lessor and subject to the Mortgage until such time as a replacement shall have been effected in accordance with the provisions of this Agreement and until title to such replacement has passed in accordance with applicable laws to Head Lessor and become subject to this Agreement and may be subject to any applicable Mortgage in accordance with the terms thereof, free of all Liens (other than Permitted Liens), whereupon title to the replaced Engine or Part shall pass to Sublessee.
15.8.2Title to all Parts installed on the Aircraft, other than Parts installed or permitted to be installed on the Aircraft as a temporary replacement in accordance with this Agreement (whether by way of replacement or by way of an alteration, addition, change or modification to the Aircraft or otherwise) shall on installation and without any further formality vest in Head Lessor subject to this Agreement free and clear of all Liens (other than Permitted Liens) and may be subject to the Mortgage in accordance with the terms thereof. Sublessee shall, at Sublessor's expense, take all such steps and execute (or procure the execution of) all such documents as Head Lessor may require and which are necessary to ensure that title does so pass to Head Lessor under applicable law. Sublessee shall, upon Sublessor's request (on behalf of Head Lessor), provide evidence to Head Lessor's reasonable satisfaction that title has so passed to Head Lessor.
15.9Inspection
15.9.1Sublessor and any person designated by Sublessor may (at Sublessor's risk and Sublessor's cost, save as provided below) at any time on at least [***] Business Days' prior notice visit, survey and inspect the Aircraft, any Engine, any Part or the Aircraft Documents wherever the Aircraft may be located. Such survey and inspection shall be on a non-interference non-destructive basis for the purpose of valuation and for inspecting its condition and to ascertain that the Aircraft is being used and is being maintained and repaired in each case in accordance with the provisions of this Agreement or for the purpose of satisfying Sublessor in regard to proposed or executed repairs; provided that, so long as no Event of Default has occurred and is continuing, Sublessor shall be permitted to undertake no more than one inspection in any [***] month period and such inspection (i) shall be at Sublessor’s cost and expense, (ii) shall not involve the opening of any panels or bays, (iii) shall not unreasonably interfere with Sublessee’s business or operational commitments, (iv) shall be performed at a mutually agreed time when the Aircraft is scheduled to be out of service long enough for Sublessor’s inspection to be completed and (v) shall not include more than two (2) people. During such inspections, Sublessee will provide reasonable support to Sublessor. Sublessee shall pay to Sublessor on demand all reasonable and documented out of pocket costs and expenses incurred by Sublessor or its designee in connection with any such visit and/or survey and/or inspection conducted during the continuance of an Event of Default.
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15.9.2Any material non-compliance with the requirements of this Agreement identified by the inspection or survey shall be subject to good faith discussions with Sublessee for a period of up to [***] days and rectified by Sublessee as agreed by Sublessor and Sublessee (each acting reasonably) at Sublessee's expense as soon as reasonably practicable and in any event within [***] days (or [***] days in the case of any Engine or Engine LLP) or such longer period as may be mutually agreed following the conclusion of such good faith discussions, and Sublessor shall be entitled to re-inspect and/or re-survey the Aircraft, any Engine, any Part or the Aircraft Documents to ensure that any required corrective actions have been taken by Sublessee. Following agreement by Sublessor and Sublessee on the rectification of any material non-compliance, all reasonable and documented out of pocket costs and expenses actually incurred by Sublessor or its designee in connection with such re-inspection and/or re-survey shall be borne by the parties in accordance with the terms of the ATSA.
15.9.3Sublessor shall have no duty to carry out and no liability arising out of carrying out or failing to carry out any visit, survey or inspection. Sublessor and its agents or representatives shall comply with all standard policies and procedures related to safety and insurance of Sublessee in connection with any such visit, survey or inspection. Sublessor shall indemnify Sublessee in connection with any Losses incurred by Sublessee which result from a failure by Sublessor or any of its agents or representatives to comply with such policies and procedures.
15.10Aircraft Documents
Sublessee shall:
15.10.1procure that accurate, complete and current records as required by the Aviation Authority and the requirements of Schedule 3 are kept of all Flight Hours, Cycles, APU Hours and APU Starts accumulated by the Aircraft, the Engines and the applicable Parts and of all maintenance, alterations and repairs carried out to or on the Aircraft (including all flights made by and of all maintenance, alterations and repairs carried out to or on the Engines and Parts while removed from the Aircraft) and ensure that such records comply with the recommendations of the Manufacturer (including under Sublessee's agreements with the Engine Manufacturer) and with the customary practices of major operators of cargo aircraft operating under FAR Part 121, including with respect to retention. Such records will form part of the Aircraft Documents;
15.10.2subject to Section 15.10.7 below, procure that the Aircraft Documents are retained at the Records Location;
15.10.3[RESERVED]
15.10.4[RESERVED]
15.10.5procure that back to birth traceability records in compliance with Schedule 3 are obtained and retained in respect of all Life Limited Parts installed on the Aircraft;
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15.10.6maintain all Aircraft Documents in the English language and up to date;
15.10.7not relinquish possession or control of the Aircraft Documents to any other person (except any Manufacturer and any Authorized Maintenance Provider to the extent of those of the Aircraft Documents it needs in the ordinary course of its business) without Sublessor's prior written consent; and
15.10.8at Sublessor's request, within a reasonable time provide a scanned copy to Sublessor of all records generated in respect of the Aircraft since Delivery save for scanned copies of records previously provided to Sublessor pursuant to this Section 15.10.8.
16Insurances
16.1Sublessee to Maintain Insurances At all times during the Sublease Period, Sublessee shall at its expense procure and maintain in full force and effect the Insurances, which shall be in accordance with customary industry practice in the international cargo aviation insurance market and on terms at least as favourable as insurances applicable to similar aircraft and engines in Sublessee’s fleet on which Sublessee carries insurance and operated by Sublessee on the same or similar routes as operated by the Aircraft. The Insurances shall at all times be maintained through the London or New York insurance markets or in any other leading insurance markets. Insurers shall be of internationally recognized responsibility and rated A- or better by AM Best.
16.2Insurance Requirements Sublessor's current requirements for the Insurances are as specified in this Section 16 and Schedule 5 to this Agreement. Sublessor and Sublessee may agree on other requirements for the Insurances so that (i) the scope and level of cover is maintained in line with customary practice in the international cargo aviation insurance market and (ii) the interests of Sublessor and each other Indemnitee are, and continue to be, fully protected.
16.3[RESERVED]
16.4Insurance Covenants Sublessee shall:
16.4.1comply with the terms and conditions of each policy of the Insurances and not do, consent or agree to any act or omission which:
(a)invalidates or may invalidate the Insurances; or
(b)renders or may render void or voidable the whole or any part of any of the Insurances; or
(c)brings any particular liability within the scope of an exclusion or exception to the Insurances;
16.4.2not take out, without the prior written approval of Sublessor, any insurance or procure any reinsurance in respect of the Aircraft other than those required under this Agreement which may adversely affect the scope of the coverage required hereunder;
16.4.3with respect to each renewal of the Insurances, provide to Sublessor and Head Lessor:
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(a)written confirmation (which may be by electronic mail) of completion of renewal prior to each expiry date; and
(b)certificates of insurance (and, if applicable, certificates of reinsurance) and broker's (and any reinsurance broker's) letter of undertaking in a form acceptable to Sublessor detailing the coverage and confirming compliance with the specified insurance requirements of this Agreement promptly after each renewal date; and
16.4.4[RESERVED]
16.4.5provide any other insurance related information or assistance in respect of the Insurances as Sublessor may reasonably request.
16.5Failure to Comply with Insurance Provisions If at any time the Insurances required by this Agreement are no longer in full force and effect, Sublessee shall immediately ground or cause the Aircraft to be grounded until such time as the Insurances required hereby are once again in full force and effect, and each Indemnitee shall be entitled (but not bound), without prejudice to any other rights which Sublessor may have under this Agreement:
16.5.1to pay the premiums due or to take out and maintain insurances satisfactory to Sublessor or otherwise remedy Sublessee's failure in such manner (including to effect and maintain an "owner's interest" policy) as Sublessor thinks fit; and
16.5.2at any time while such failure is continuing, to require the Aircraft to remain at any airport or to proceed to and remain at an airport designated by Sublessor until such provisions are fully complied with to Sublessor's satisfaction.
Any sums expended by any Indemnitee in connection with the foregoing shall be due and payable by Sublessee within [***] Business Days of receipt of a written invoice therefor.
16.6Continuing Indemnity Sublessee shall effect and maintain insurance after the Termination Date with respect to its liability under the indemnity in Section 5.7 of this Agreement until the earlier of [***] years after the Termination Date or commencement of the next Airframe Heavy Maintenance Check with respect to the Aircraft, which insurance shall provide for each Indemnitee to be named as an additional insured. Sublessee's obligation under this Section 16.6 to maintain insurance after the Termination Date shall not be affected by Sublessee ceasing to be the lessee of the Aircraft or any of the Indemnitees ceasing to have an interest in the Aircraft.
17Total Loss, Damage and Requisition
17.1Total Loss of the Aircraft
17.1.1If a Total Loss of the Aircraft occurs before Delivery, this Agreement and the other Transaction Documents then in effect shall immediately terminate with respect to the Aircraft and, except as expressly stated in this Agreement or such other Transaction Documents, neither party shall have any further
Sublease Agreement (MSN [__])

obligation or liability under this Agreement other than pursuant to Section 5.7.
17.1.2If a Total Loss of the Aircraft occurs after Delivery, Sublessee shall pay the Agreed Value to Sublessor (or upon its request, to Head Lessor) on or before the earlier of:
(a)the Business Day following receipt of an amount of insurance proceeds relating to such Total Loss in an amount at least equal to the Agreed Value; and
(b)the date falling [***] days after the Total Loss Date;
provided, that if a Total Loss of the Aircraft is not attributable to the acts or omissions of Sublessee, Sublessee's obligation to pay Agreed Value to Sublessor (or to Head Lessor, as applicable) shall be limited to the proceeds, if any, received by Sublessee from the insurance maintained by Sublessee in accordance with this Sublease.
17.1.3Upon irrevocable payment in full to Sublessor (or upon its request, to Head Lessor) of the Agreed Value and all other sums then due and payable to Sublessor under or pursuant to this Agreement, Sublessor shall (or shall procure Head Lessor to) transfer to the Sublessee or its designee, subject to the rights of any third parties (including any insurers and reinsurers), all Sublessor's (or Head Lessor's) rights to any Engines and/or Parts which were not installed on the Airframe or any Engine when the Total Loss occurred. Such transfer will be on an "as is where is" basis and without recourse or warranty except as to freedom from any Sublessor Lien, and Sublessor shall (or shall procure Head Lessor to) execute and deliver to Sublessee such bills of sale or other documents as Sublessee may reasonably request to evidence such transfer. Sublessee shall indemnify Sublessor (or Head Lessor) for any and all costs, expenses and Taxes incurred by Sublessor (or Head Lessor) in connection with such transfer (other than any costs, expenses or Taxes related to the removal of any Sublessor Lien).
17.2Requisition During any period of requisition for use or hire of the Aircraft, any Engine or any Part where such use or hire does not constitute a Total Loss (and it being acknowledged that the use of the Aircraft, any Engine or any Part pursuant to the CRAF Program does not constitute a Total Loss):
17.2.1the payments of Rental and other amounts payable under this Agreement shall not be suspended or abated either in whole or in part, and Sublessee shall not be released from any of its other obligations under this Agreement (other than operational obligations with which Sublessee is unable to comply solely by virtue of such requisition);
17.2.2Sublessor shall be entitled to any compensation paid by the requisitioning authority in respect of Aircraft, any Engine or any Part during the Sublease Period;
17.2.3Sublessee shall, as soon as practicable after the end of any such period of requisition, cause the Aircraft to be restored to the condition required by this Agreement; and
Sublease Agreement (MSN [__])

17.2.4Sublessor shall be entitled to all compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and Sublessor shall apply such compensation in reimbursing Sublessee for the cost of complying with its obligations under this Agreement in respect of any such change, provided that, if any Event of Default has occurred and is continuing under this Agreement, Sublessor may apply such compensation in or towards settlement of any amounts owing by Sublessee under this Agreement and the other Transaction Documents.
18[RESERVED]
19Events of Default
19.1Events Of Default The occurrence of any of the following events or circumstances at any time shall constitute an Event of Default and a material breach of, and repudiation of, this Agreement by Sublessee:
19.1.1Failure to Pay Sublessee shall fail to make any payment of Rental or Agreed Value when due hereunder, and such failure shall continue for [***] Business Days after the relevant due date or Sublessee fails to make any other payment when due hereunder, and such failure shall continue for [***] Business Days after Sublessee receives written notice of such failure; or
19.1.2Insurance Sublessee fails to comply with any provision of Section 16 or Schedule 5 to this Agreement or any Insurances required to be maintained hereunder are cancelled or terminated, unless Sublessee has, prior to such cancellation or termination taking effect, grounded the Aircraft and obtained ground risks insurance cover in respect of the Aircraft on terms and conditions reasonably satisfactory to Sublessor; or
19.1.3Breach Of Agreement (i) Sublessee fails to comply with its obligations under Section 11.2.10 of this Agreement and, provided that the continuation of the leasing of the Aircraft hereunder shall not (x) cause Sublessor, Beneficiary, Servicer or any Security Trustee to be liable for criminal sanctions or fines, (y) otherwise be illegal, or (z) involve any material risk of the detention, forfeiture or loss of the Aircraft, the Airframe or any Engine, such failure or breach continues for a period in excess of [***] days after written notice thereof is given by Sublessor to Sublessee, or (ii) Sublessee fails to perform or observe in any material respect any other of the covenants, conditions, or agreements to be performed or observed by it under any Transaction Document and such failure or breach continues for a period in excess of [***] days after written notice thereof is given by Sublessor to Sublessee; provided that Sublessee shall have an additional [***] days to remedy such failure if Sublessor is reasonably satisfied that such failure or breach is capable of remedy and that Sublessee is diligently seeking to rectify such failure; or
19.1.4Misrepresentation any representation or warranty made by Sublessee herein or in any other Transaction Document shall prove to have been incorrect in any respect when made or deemed to be made and such incorrectness has a materially adverse effect on the rights or interests of any
Sublease Agreement (MSN [__])

Indemnitee or the ability of Sublessee to perform its obligations under the Transaction Documents and the circumstances giving rise to the breach of such representation or warranty are not remedied to Sublessor's reasonable satisfaction within [***] days after notice requiring remedy thereof has been given by Sublessor to Sublessee; or
19.1.5Cross Default any event of default occurs and is continuing under any Other Agreement; or
19.1.6Approvals any consent, licence, certificate, authorisation or approval of or registration with or declaration to any Governmental Entity which is required to be maintained or obtained by Sublessee in order to perform its obligations under this Agreement or any other Transaction Document is not granted or is revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force and effect or is modified in a manner that could reasonably be expected to have a material adverse effect on Sublessee's ability to perform its material obligations under this Agreement and the other Transaction Documents and is not, as applicable, restored, replaced, returned, re-granted or renewed within [***] Business Days or such lesser time period prescribed by the applicable Government Entity; or
19.1.7Insolvency
(a)Sublessee shall commence any case, proceeding or other action:
(i)under any existing or future Law relating to bankruptcy, liquidation, moratorium, insolvency, examinership, administration, reorganization or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii)seeking appointment of a receiver, trustee, liquidator, custodian, ad-hoc proxy, judicial moratorium administrator or other similar official for it or for all or any substantial part of its assets; or
(b)Sublessee shall make a general assignment for the benefit of its creditors; or
(c)there shall be commenced against Sublessee any case, proceeding or other action of a nature referred to in clause (a) above which:
(i)results in the entry of an order for relief or any such adjudication or appointment, or
(ii)remains undismissed, undischarged or unvacated for a period of [***] days; or
(d)there shall be commenced against Sublessee any case, proceeding or other action seeking issuance of an order, judgment, warrant or
Sublease Agreement (MSN [__])

decree of appointment or sequestration, attachment or garnishment, confiscation, including special confiscation, expropriation, nationalization, requisition, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed within [***] days from the entry thereof
(e)Sublessee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b), or (c) above;
(f)Sublessee admits in writing its inability to pay its debts as they fall due; or
19.1.8Rights and Remedies this Agreement shall cease to be a valid and enforceable agreement and in full force and effect for any reason due to any action or inaction of Sublessee otherwise repudiates the same; or
19.1.9Suspension Sublessee suspends substantially all of its operations other than in connection with a corporate transaction permitted pursuant to the Transaction Documents; or
19.1.10Delivery Subject to the satisfaction of the Conditions Precedent, Sublessee fails to comply with its obligations under Section 5 to accept delivery of the Aircraft when tendered in accordance with the requirements of the Transaction Documents, subject to any applicable grace periods which may be agreed in connection with any delivery delay; or
19.1.11Redelivery Sublessee fails to redeliver the Aircraft in accordance with Section 20 on the last day of the Sublease Period; or
19.1.12Transfer Sublessee makes or permits any Lien over, assignment, encumbrance or transfer of, any Transaction Document or any interest in any Transaction Document or of the right to possession of the Aircraft, the Airframe, any Engine and/or any part of any thereof, except for Permitted Liens or as otherwise expressly permitted by this Agreement, and the circumstances giving rise to such breach are not remedied to Sublessor's satisfaction within [***] days of occurrence, provided Sublessee continues to perform all of its obligations under the Transaction Documents during such period.
19.2Remedies On the occurrence of an Event of Default and at any time thereafter while an Event of Default is continuing (except that an Event of Default shall be incapable of being remedied once Sublessor has terminated the leasing of the Aircraft pursuant to this Agreement), Sublessor may, at its option, without notice to Sublessee to the extent permitted by applicable law and without prejudice to any other rights and remedies which Sublessor may have in consequence thereof, in each case subject to compliance with applicable law (including the Uniform Commercial Code as in effect in the State of New York) and further provided that during any period the Aircraft is subject to the CRAF Program and is in possession of or being operated under the direction of the government of the United States of America, Sublessor shall not, on account of any Event of Default, be entitled to exercise or pursue any of
Sublease Agreement (MSN [__])

the powers, rights or remedies described in Section 19.2 in such manner as to limit Sublessee’s control under this Agreement of the Aircraft, unless at least [***] days’ (or such other period as may then be applicable under the CRAF Program of the government of the United States of America) prior written notice of default hereunder has been given by Sublessor by registered or certified mail to Sublessee with a copy addressed to the Contracting Office Representative or other appropriate person for the Air Mobility Command of the United States Air Force under any contract with Sublessee relating to the Aircraft:
19.2.1by notice to Sublessee and with immediate effect terminate Sublessee's right to lease the Aircraft (but without prejudice to the continuing obligations of Sublessee that survive this Agreement), whereupon all Sublessee's rights under this Agreement shall cease; and/or
19.2.2proceed by appropriate court action or actions to enforce performance of this Agreement and the other Transaction Documents and/ or to recover damages sustained by Sublessor because of Sublessee's breach of the applicable Transaction Documents; and/or:
19.2.3either:
(a)to the extent permitted by applicable law, take possession of the Aircraft, for which purpose Sublessor may enter any premises belonging to, or in the occupation of, or under the control of, Sublessee where the Aircraft may be located, or cause the Aircraft to be redelivered to Sublessor at the Redelivery Location (or such other location as Sublessor may require); or
(b)by serving notice require Sublessee to redeliver the Aircraft to Sublessor at the Redelivery Location (or such other location as Sublessor may require) and at the time designated therein.
19.3Sale or Re-lease On the occurrence of an Event of Default and at any time thereafter while an Event of Default is continuing (except that an Event of Default shall be incapable of being remedied once Sublessor has terminated the leasing of the Aircraft pursuant to this Agreement), Sublessor may sell or re-lease or otherwise deal with the Aircraft at such time and in such manner and on such terms as Sublessor, in its absolute discretion, considers appropriate, free and clear of any interest of Sublessee, as if this Agreement had never been entered into, in each case subject to compliance with applicable law.
19.4Deregistration On the occurrence of an Event of Default and at any time thereafter while an Event of Default is continuing (except that an Event of Default shall be incapable of being remedied once Sublessor has terminated the leasing of the Aircraft pursuant to this Agreement) and subject to compliance with applicable law, Sublessor shall be entitled to take all steps necessary to effect (if applicable) deregistration of the Aircraft and the export of the Aircraft from the country where the Aircraft is at such time situated, together with any other steps necessary to enable the Aircraft to be redelivered to Sublessor in accordance with the provisions of this Agreement. Sublessee hereby irrevocably by way of security for its obligations under this Agreement appoints Sublessor as attorney for Sublessee to execute and deliver any documentation and to do any act or thing required in connection with the foregoing.
Sublease Agreement (MSN [__])

19.5Default Indemnity If an Event of Default occurs, subject to the terms of the ATSA, Sublessee shall indemnify Sublessor and each other Indemnitee on demand against any Loss which such Indemnitee may sustain or incur directly or indirectly as a result thereof, including:
19.5.1any Loss (including loss of profit) suffered by such Indemnitee because of Sublessor's inability to place the Aircraft on lease with another lessee on terms as favourable to Sublessor as those contained in this Agreement or any Loss suffered in delay in such placement, or because the use, if any, to which Sublessor is able to put the Aircraft on its return to Sublessor, or the funds arising on a sale or other disposal of the Aircraft, is not as profitable to Sublessor as performance of this Agreement;
19.5.2interest at the Default Rate on any Overdue Sums until the same are paid in full; and
19.5.3any Loss sustained or incurred by Sublessor in or as a result of exercising any of its rights and/or remedies pursuant to Section 19.2 or as a result of Sublessee's failure to redeliver the Aircraft on the date, at the location and in the condition required by this Agreement.
In calculating Sublessor’s damages hereunder, upon the occurrence of an Event of Default, all Rental and other amounts which would have been due hereunder during the period commencing on the Delivery Date and ending on the Scheduled Termination Date if an Event of Default had not occurred, together with amounts, if any, scheduled to be paid by a new lessee after any re-lease of the Aircraft, will be calculated on a present value basis using a discount rate of [***] percent ([***]%) per annum, discounted to the Scheduled Termination Date.
19.6Attorney Sublessee hereby designates and appoints Sublessor and its designees, assignees or agents as its attorney-in-fact, irrevocably and with power of substitution, with authority to take any and all action in the name of Sublessee under this Agreement if an Event of Default has occurred and at any time thereafter while an Event of Default is continuing (except that an Event of Default shall be incapable of being remedied without Sublessor's written consent once Sublessor has terminated the leasing of the Aircraft pursuant to this Agreement) and to do all other acts and things necessary and advisable in the sole discretion of Sublessor to carry out and enforce the Transaction Documents in accordance with applicable law. This power of attorney (being coupled with an interest) is irrevocable while any obligations of Sublessee are owed under any of the Transaction Documents. Without limiting the generality of the foregoing or any other right of Sublessor under this Agreement, during the continuance of an Event of Default, Sublessor shall have the sole right and power to:
19.6.1settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Aircraft, the Airframe, any Engine, any Part or this Agreement; and
19.6.2make proof of loss, appear in and prosecute any action arising from or in respect of the Insurances and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of any such Insurances.
Sublease Agreement (MSN [__])

20Redelivery of the Aircraft
20.1Agreement to Redeliver On the Termination Date, Sublessee shall (unless a Total Loss of the Aircraft has occurred), at Sublessor's expense (except for expenses that are allocated to Sublessee pursuant to the ATSA), redeliver the Aircraft and the Aircraft Documents to Sublessor at the Redelivery Location in accordance with the procedures and in compliance with the conditions set out in Schedule 6. Promptly on Sublessor's request, and without prejudice to any obligations of Sublessee under this Agreement that are expressed to survive redelivery of the Aircraft to Sublessor, Sublessee shall execute and deliver a document in form suitable for filing at the Aviation Authority releasing the Aircraft from this Agreement.
20.2Condition on Redelivery At the time of Redelivery:
20.2.1the Aircraft shall, at Sublessor's expense to the extent set forth in Section 20.1 above, be in compliance with this Agreement and the Redelivery Conditions, subject to (i) any Minor Discrepancies, and (ii) any waivers described in Section 5.6.2 or in Section 1 of Schedule 2;
20.2.2the Aircraft shall be free and clear of all Liens (except for the respective rights of Owner Trustee, Beneficiary and Sublessor as provided in the Transaction Documents, the Head Lease, the Participation Agreement and the Trust Agreement, Sublessor Liens and any Liens falling under paragraphs (h) and (i) of the definition of "Permitted Liens");
20.2.3Sublessee shall cooperate with Sublessor's efforts with respect to the clearance of the Aircraft through customs from the jurisdiction in which the State of Registration is located; and
20.2.4Sublessee shall cooperate with Sublessor's efforts with respect to the accomplishment of such customs formalities as are necessary in the jurisdiction where the Redelivery Location is located such that Sublessor shall not incur any delay in exporting the Aircraft from the Redelivery Location.
20.3Rectification on Non-Compliance If, at the time of Final Redelivery Inspection, the Aircraft does not fully comply with the Redelivery Conditions or Sublessee (for any reason not due to the gross negligence or wilful misconduct of Sublessor or any failure by Sublessor to perform any of its respective obligations under the Transaction Documents) fails to make the Aircraft available to Sublessor on a timely basis for inspection and redelivery pursuant to Section 20.1 and Schedule 6, the Sublease Period shall be extended until such time as the Aircraft has been redelivered to Sublessor in full compliance with the provisions of this Agreement, and during such extension period and until the Aircraft has been tendered for redelivery to Sublessor in full compliance with the provisions of this Agreement:
20.3.1At Sublessor's expense to the extent set forth in Section 20.1 above, Sublessee shall work diligently to rectify such non-compliance (and shall not use the Aircraft in flight operations other than for the purpose of any demonstration flight or ferry flight necessary for confirming compliance with the Redelivery Conditions);
Sublease Agreement (MSN [__])

20.3.2all Sublessee's obligations under this Agreement and all terms and conditions of this Agreement shall remain in full force and effect;
20.3.3Sublessee shall pay Base Rental to Sublessor at the rate per month (calculated on a daily basis) equal to (i) the monthly Base Rental payments set out in Section 7.2 for the first [***] days of the extension period, or (ii) if the non-compliance arises directly as a result of an Event of Force Majeure (except where caused by any act or omission of Sublessee), the monthly Base Rental payments set out in Section 7.2 for the first [***] days of the extension period, provided in each case that Sublessee is working diligently to rectify the non-compliance during such [***] or [***] day period (as applicable); and
20.3.4from the end of any such [***] or [***] day period (as applicable) as is referred to in Section 20.3.3, Sublessee shall pay Base Rental to Sublessor at the rate per month equal to the monthly Base Rental payments in Section 7.2 plus [***]%.
Any such extension period shall not prejudice Sublessor's right to treat such non-compliance or failure as an Event of Default if at the end of such extension period the Aircraft is not in compliance with the requirements hereof, and in such event Sublessor shall be entitled to enforce any and all rights and remedies available to Sublessor in respect thereof under, or pursuant to, this Agreement or applicable law. Without limiting the generality of the foregoing, Sublessee's obligations to pay Base Rental under Sections 20.3.3 and 20.3.4 shall be without prejudice to Sublessor's rights to terminate the leasing of the Aircraft hereunder and to indemnification pursuant to Section 19.5.
20.4Sublessor Option Sublessor may elect at any time to accept redelivery of the Aircraft notwithstanding Sublessee's non-compliance with this Section 20 and/or Schedule 6, in which event Sublessee shall indemnify Sublessor for its properly incurred costs to put the Aircraft into the condition required by this Agreement in accordance with the provisions of the ATSA.
20.5Deregistration On Redelivery, Sublessee shall, upon Sublessor's request, provide Sublessor with all reasonably requested assistance and cooperation (including any documents required) in relation to the deregistration of the Aircraft from the register of aircraft maintained by the Aviation Authority.
20.6Redelivery Acknowledgment Provided that Sublessee has complied with its obligations under this Agreement, following Redelivery of the Aircraft to Sublessor at the Redelivery Location, Sublessor shall deliver to Sublessee an acknowledgment substantially in the form of Appendix C confirming that Sublessee has redelivered the Aircraft to Sublessor.
20.7[RESERVED]
20.8Further Provisions If Sublessor notifies Sublessee in writing no later than [***] days prior to the Termination Date that it wishes (at its cost) to incorporate additional works into the Final Redelivery Check, Sublessee shall, in good faith and at Sublessor's sole cost and expense (except as provided in the ATSA), use its commercially reasonable efforts to incorporate such additional works into the Final Redelivery Check and shall consult with Sublessor in relation to such additional
Sublease Agreement (MSN [__])

works, provided that if the Final Redelivery Check downtime period will increase as a result of incorporating such additional works, Sublessee shall not be obliged to pay Base Rental during any such additional period of downtime to the extent directly attributable to the incorporation of such additional works.
21Acknowledgments and Disclaimers
21.1SUBLESSEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT, BEFORE THE AIRCRAFT IS TENDERED FOR DELIVERY TO SUBLESSEE UNDER THIS AGREEMENT, THE AIRCRAFT, ENGINES, PARTS AND AIRCRAFT DOCUMENTS WILL HAVE BEEN FULLY INSPECTED BY SUBLESSEE AND/OR ITS AGENTS AND BEEN FOUND TO BE SATISFACTORY TO SUBLESSEE IN ALL RESPECTS AND SATISFY THE DELIVERY CONDITIONS (SAVE FOR ANY MINOR DISCREPANCIES) AND THAT THE CONDITION OF THE AIRCRAFT, ENGINES, PARTS AND AIRCRAFT DOCUMENTS FROM DELIVERY SHALL BE THE SOLE RESPONSIBILITY OF SUBLESSEE AND DELIVERY BY SUBLESSEE TO SUBLESSOR OF THE ACCEPTANCE CERTIFICATE SHALL BE CONCLUSIVE PROOF THEREOF.
21.2SUBLESSEE FURTHER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE AIRCRAFT SHALL BE LEASED AND DELIVERED UNDER THIS AGREEMENT IN AN "AS IS WHERE IS" CONDITION:
SUBJECT IN EACH CASE TO THE PROVISO FOLLOWING SECTION 21.2.5,
21.2.1SUBLESSOR SHALL NOT HAVE ANY LIABILITY IN RELATION TO, AND SUBLESSOR HAS NOT, AND SHALL NOT BE DEEMED TO HAVE, MADE OR GIVEN (WHETHER BY VIRTUE OF HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS AGREEMENT OR OTHERWISE), ANY CONDITION, WARRANTY, REPRESENTATION OR GUARANTEE WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR ANY PART, INCLUDING ANY CONDITIONS, WARRANTIES, REPRESENTATIONS OR GUARANTEES AS TO ITS DESCRIPTION, AIRWORTHINESS, SERVICEABILITY, SATISFACTORY QUALITY, MERCHANTABILITY, SUITABILITY, FITNESS FOR PURPOSE OR USE, VALUE, CONDITION, DESIGN, FREEDOM FROM INFRINGEMENT OF PATENT OR OTHER PROPRIETARY RIGHTS, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, SUITABILITY, PERFORMANCE OR OPERATION OR CONDITIONS, OR AS TO THE QUALITY OF MATERIALS OR WORKMANSHIP, THE ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER DISCOVERABLE OR NOT) OR AS TO ANY OTHER MATTER WHATSOEVER EXPRESS OR IMPLIED, INCLUDING WARRANTIES, REPRESENTATIONS OR GUARANTEES ARISING OUT OF CUSTOMARY TRADE USAGE OR PRIOR COURSE OF DEALING; AND
21.2.2SUBLESSOR SHALL NOT HAVE ANY OBLIGATION OR LIABILITY WHATSOEVER TO SUBLESSEE, WHETHER ARISING IN CONTRACT OR IN TORT, AND WHETHER ARISING BY
Sublease Agreement (MSN [__])

REFERENCE TO NEGLIGENCE OR STRICT LIABILITY OF SUBLESSOR OR OTHERWISE, FOR:
(a)ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR ANY PART OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH;
(b)THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO;
(c)ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR ANY OTHER DIRECT, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE WHATSOEVER AND HOWSOEVER CAUSED; OR
(d)THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT, ANY ENGINE OR ANY PART; AND
21.2.3SUBLESSEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AS BETWEEN ITSELF AND SUBLESSOR THE BENEFIT OF ANY CONDITIONS, WARRANTIES, REPRESENTATIONS OR GUARANTEES (EXPRESS OR IMPLIED) ON THE PART OF SUBLESSOR AND ANY CLAIMS OR ACTIONS IT MIGHT HAVE AGAINST SUBLESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE MATTERS REFERRED TO IN THIS SECTION 21; AND
21.2.4EACH OF SUBLESSOR AND SUBLESSEE AGREE THAT NONE OF SUBLESSEE, SUBLESSOR NOR ANY INDEMNITEE SHALL BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER FOR INTERRUPTION OF SERVICE, LOSS OF BUSINESS, LOST PROFITS OR REVENUES OR CONSEQUENTIAL DAMAGES (AS DEFINED IN SECTION 2A-250 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK OR AS OTHERWISE DEFINED) OR ANY SPECIAL OR INDIRECT DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY ANY PERSON (INCLUDING ANY INDEMNITEE) OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES CONTAINED IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT; AND
21.2.5SUBLESSEE AND SUBLESSOR ACKNOWLEDGE AND AGREE THAT THIS SECTION 21 HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES AND THAT THE BASE RENTAL PAYMENTS AND THE OTHER
Sublease Agreement (MSN [__])

PAYMENTS AND MUTUAL AGREEMENTS OF THE PARTIES HEREIN WERE ARRIVED AT HAVING TAKEN INTO CONSIDERATION THE PROVISIONS OF THIS SECTION 21 SPECIFICALLY, INCLUDING THE ACKNOWLEDGMENTS, AGREEMENTS AND WAIVERS BY SUBLESSEE AND SUBLESSOR SET FORTH IN THIS SECTION 21;
PROVIDED THAT, OTHER THAN AS PROVIDED IN SECTION 21.2.4, NOTHING SET FORTH IN THIS SECTION 21 SHALL DEROGATE FROM THE REPRESENTATIONS, WARRANTIES AND COVENANTS MADE BY SUBLESSEE, SUBLESSOR OR ANY INDEMNITEE PURSUANT TO ANY TRANSACTION DOCUMENT OR ANY UNDERTAKINGS OF SUBLESSEE OR SUBLESSOR IN THE ACCEPTANCE CERTIFICATE.
22Assignment and Transfer
22.1NO ASSIGNMENT BY SUBLESSEE. EXCEPT AS PERMITTED BY THE TRANSACTION DOCUMENTS, SUBLESSEE WILL NOT ASSIGN, DELEGATE OR OTHERWISE TRANSFER (VOLUNTARILY, INVOLUNTARILY, BY OPERATION OF LAW OR OTHERWISE) ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS SUBLEASE OR CREATE OR PERMIT TO EXIST ANY SECURITY INTEREST OTHER THAN ANY PERMITTED LIEN OVER ANY OF ITS RIGHTS UNDER THIS SUBLEASE, AND ANY ATTEMPT TO DO SO SHALL BE NULL AND VOID.
22.2Assignment by Sublessor
22.2.1Sublessor may, at its own expense and without the prior consent of Sublessee, assign or transfer all of its rights and obligations under this Sublease to (a) any Affiliate of Sublessor at any time or (b) any Person who is not an Affiliate of Sublessor to whom the ATSA is assigned in connection with any merger, reorganization, sale of all or substantially all of its assets or any similar transaction upon providing prior written notice of such assignment to Sublessee, provided that such assignment or transfer does not increase Sublessee’s costs or obligations, it being understood and agreed that any assignment or transfer by Sublessor to any of its Affiliates will not be deemed to increase Sublessee’s costs or obligations. Upon: (a) any such assignment becoming effective; and (b) the assignee assuming all of Sublessor’s obligations under this Sublease, Sublessor will be released of any further obligations under this Sublease.
22.2.2After written notice from Sublessor of any assignment or transfer of all or any of Sublessor’s rights and obligations under this Sublease, and at Sublessor’s expense, Sublessee will, as soon as practicable, execute any agreements or other instruments that may be reasonably requested by Sublessor in order to allow, give effect to, or perfect any assignment or transfer of Sublessor’s rights and obligations under this Sublease.
23Illegality
23.1Subject to Section 28.3, if (i) it is or becomes unlawful in any jurisdiction for Sublessor to give effect to any of its obligations under this Agreement, or continue to perform or (ii) it is or becomes unlawful in any jurisdiction for Sublessee to perform
Sublease Agreement (MSN [__])

any of its obligations under this Agreement or any of the other Transaction Documents, any such obligations cease to be in whole or in part legal, valid and enforceable in accordance with the terms thereof or any Transaction Document ceases to be in full force and effect , Sublessor or Sublessee may, by written notice to the other, terminate the leasing of the Aircraft hereunder and Sublessee shall forthwith redeliver the Aircraft to Sublessor in accordance with Section 20. Such termination shall take effect on the latest date on which Sublessor or Sublessee is permitted to continue such leasing and such obligations without being in breach of applicable law or, as the case may be, the date on which Sublessee's obligations under the relevant Transaction Document ceases to be in full force and effect. Without prejudice to the foregoing, Sublessor and Sublessee will consult in good faith up to the date on which such termination takes effect as to any steps which may be taken to restructure the transaction to avoid such unlawfulness or unenforceability, but shall be under no obligation to take any such steps. The costs of any such restructuring shall be shared equally by Sublessor and Sublessee.
24[RESERVED]
25Further Assurance
Each party hereto agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by the other party to establish, maintain and protect the rights and remedies of each party and to carry out and effect the intent and purpose of this Agreement.
26[RESERVED]
27Miscellaneous Provisions
27.1Time of the Essence The time stipulated in this Agreement for payments by either party and performance by the parties of their respective obligations under this Agreement shall, subject only in the case of Sublessee's obligations, to any periods of grace specified in this Agreement to apply before non-performance becomes an Event of Default, be of the essence of this Agreement.
27.2No Waiver The rights, powers and remedies of the parties provided for in this Agreement and the other Transaction Documents are cumulative and not (nor to be construed so as to be) exclusive of any rights, powers or remedies provided by law. No failure by either of the parties to exercise nor any delay on the part of either of the parties in exercising any right, power or remedy provided for in this Agreement and the other Transaction Documents or by law shall be or be construed to be a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further or other exercise of the same right, power or remedy or any exercise of any other such right, power or remedy.
27.3Survival The obligations (including without limitation all indemnities) of Sublessee and Sublessor which arise or are attributable to circumstances occurring during the Sublease Period shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Agreement and/or the leasing of the Aircraft hereunder for any reason whatsoever.
Sublease Agreement (MSN [__])

27.4Sublessor's Right to Remedy If Sublessee fails at any time to comply with any provision of this Agreement, Sublessor may (but without being obliged to do so or responsible for so doing and without prejudice to the ability of Sublessor to treat such non-compliance as a Default or an Event of Default) itself comply or perform or procure compliance and performance with such provision either in the name of Sublessor or in the name and on behalf of Sublessee whereupon, except to the extent that Sublessee is contesting in good faith such compliance or performance or the costs and expenses related to such compliance and performance, and subject to the provisions of the ATSA, Sublessee shall pay and indemnify Sublessor within [***] Business Days of Sublessor's reasonably detailed invoice for all amounts, costs and expenses expended by Sublessor in connection therewith. For the purposes of this Section 27.4, Sublessee hereby irrevocably appoints Sublessor as Sublessee's agent, said agency being coupled with an interest, to take such action and incur such expenses as are permitted herein.
27.5Leveraging Parties Sublessee understands and acknowledges that: (a) the Sublessor is party to the Head Lease whereby it leases the Aircraft from the Head Lessor; (b) the Aircraft may be subject to one or more security interests from time to time as the result of Head Lessor or an Affiliate of Head Lessor borrowing funds from one or more persons, and (c) as a result, Head Lessor may be required to collaterally assign part or all of its interest in the Aircraft and in and under this Agreement to secure the performance of its repayment and other obligations (any such assignment, a "Leveraging Transaction") owing to Security Trustee (any other Person that is to benefit from such security interest in favour of the Security Trustee, whether a lender, noteholder, swap provider or agent or trustee acting on behalf of lenders, noteholders or swap providers, a “Leveraging Lender”). Sublessee agrees that, upon the written direction of Sublessor and provided that reasonable notice has been provided, it will consent to any such collateral assignment of Head Lessor’s or Sublessor’s rights under this Agreement if such collateral assignment is in form and substance satisfactory to Sublessee acting reasonably, except that Sublessor will (or will procure Head Lessor to) reimburse Sublessee for any reasonable and documented out-of-pocket expenses associated with complying with this Section 27.5 (including Sublessee’s attorney’s fees) and such collateral assignment (including such consent) will not increase Sublessee’s obligations or risks or reduce Sublessee’s rights under this Agreement or under the ATSA and will include a quiet enjoyment undertaking on terms consistent with the terms of Section 11 of this Agreement from any Security Trustee and Leveraging Lender. Head Lessor, Owner, any Security Trustee and any Leveraging Lenders shall be third party beneficiaries of the terms of this Agreement.
28Miscellaneous
28.1Entire Agreement This Agreement including its Schedules and Appendices hereto and the other Transaction Documents, constitute the entire understanding and agreement of the Parties regarding the transaction described herein, and it supersedes and replaces all previous agreements, understandings, commitments or representations, whether oral or written.
28.2Variation of Terms This Agreement may not be modified or amended in any way except by a subsequent written amendment executed by authorized representatives of both parties.
Sublease Agreement (MSN [__])

28.3Severability of Provisions Any applicable binding provision of this Agreement or any Transaction Document, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.
28.4English Language All notices and documents to be given under this Agreement must be in English. If they are not in English, they must be given with a certified English translation. If there is any difference between the English version of this Agreement and any version in any other language, the English version will prevail.
28.5Counterparts This Agreement may be executed by the Parties in separate counterparts, each of which when executed and delivered shall be an original of this Agreement, but all such counterparts shall together constitute one and the same Agreement. Any executed version delivered via electronic mail (“PDF” format) or electronic signature (through an e-signing platform) shall be binding to the same extent as an original. Any Party who delivers such an executed version agrees to subsequently deliver an original counterpart to any Party that requests it.
28.6Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted under the terms and provisions of this Agreement shall be in English and in writing, and given by United States of America registered or certified mail, return receipt requested, postage prepaid, overnight courier service or e-mail, and any such notice shall be effective when received (or, if delivered by e-mail, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) and addressed as follows:
if to Sublessor:
Amazon.com Services LLC
410 Terry Avenue
North Seattle, WA 98109-5210
Attention: Vice President, Global Air
With a copy to:
(same address)
Email: contracts-legal@amazon.com

if to Sublessee:
Hawaiian Airlines, Inc.
3375 Koapaka St., Suite G350
Honolulu, Hawaii 96819
Attention: Chief Financial Officer
Facsimile: (808) 840-8369
Phone: (808) 835-3700
With a copy to:
(same address)
Attention Chief Legal Officer
Facsimile: (808) 840-8369
Sublease Agreement (MSN [__])

Any party, by notice to the other parties hereto, may designate different addresses for subsequent notices or communications. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in this Section 28.6.
29Servicer
Sublessee acknowledges that the Head Lessor has appointed [***] as servicer (the "Servicer") to act as lease manager and servicer in respect of the Aircraft and this Agreement and the other Transaction Documents. Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document, Sublessor confirms that the Servicer shall not at any time have or incur obligations or liabilities to Sublessee under or in connection with this Agreement or the other Transaction Documents or otherwise in relation to the Aircraft. Sublessee shall not be liable for any fees, costs or expenses of Servicer, and the obligations and risks of Sublessee shall not be increased, and the rights of Sublessee shall not be decreased, by virtue of Servicer's involvement in the Aircraft or this Agreement and the other Transaction Documents.
30Governing Law
30.1Governing Law Any claim, controversy or dispute arising out of or related to this Agreement or any Transaction Documents, and the relationship of the Parties, shall be governed and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction.
31Jurisdiction
31.1Submission To Jurisdiction Each of Sublessor and Sublessee irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind whatsoever against any other party in any way arising from or relating to this Agreement or any Transaction Document and all contemplated transactions, in any forum other than the United States District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, the courts of the State of New York sitting in the Borough of Manhattan. Each of Sublessor and Sublessee irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees to bring any such action, litigation or proceeding only in the United States District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, the courts of the State of New York sitting in the Borough of Manhattan. Each party agrees that a final judgment in any such action, litigation or proceeding is conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
31.2Each OF SUBLESSOR AND SUBLESSEE irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal action, proceeding, cause of action or counterclaim arising out of or relating to this Agreement or any TRANSACTION Documents, including any
Sublease Agreement (MSN [__])

appendices attached to this Agreement or any TRANSACTION Document, or the transactions contemplated hereby.
31.3Waiver of Objection Each of Sublessor and Sublessee irrevocably:
31.3.1waives any objection which it may have now or hereafter to the above nominated courts on grounds of inconvenient or inappropriate forum or otherwise as regards proceedings on connection with this Agreement; and
31.3.2waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the above nominated courts.
31.4Manner of Service Without prejudice to any other mode of service, each of Sublessee and Sublessor consents to service of process by facsimile or prepaid mailing by air mail, certified or registered mail of a copy of the process to the other at the facsimile number or address, as applicable, set forth in this Agreement or as otherwise notified to the other pursuant to this Agreement.
31.5Submission Non-Exclusive Notwithstanding the above, any party to this Agreement may at any time seek interim relief or provisional remedies, or similar relief, from any court of competent jurisdiction in connection with the exercise of remedies while the Aircraft is not located in the United States of America and an Event of Default or material breach by either party hereto is continuing.
31.6Waiver of Immunity To the extent that any party hereto or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, and whether under the United States Foreign Sovereign Immunities Act of 1976 (or any successor legislation) or otherwise, from any legal proceedings, whether in the United States of America or elsewhere, to enforce or collect upon any Transaction Documents to which it is a party, including, without limitation, immunity from suit or service of process, immunity from jurisdiction or judgment of any court or tribunal or execution of a judgment, or immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such party hereby irrevocably and expressly waives any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States of America or elsewhere.
32Brokers
32.1No Broker Each of the parties hereby represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any inducement, commission, percentage, contingent fee, brokerage or other similar payments of any kind, whether lawful or unlawful, in connection with the establishment or operation of this Agreement to any person (other than fees payable to legal advisers and, in the case of Sublessor only, to the Servicer).
32.2Indemnity Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon this Agreement or any other Transaction Document or the Aircraft, if such claim, suit, damage, cost or expense arises out of any breach by the
Sublease Agreement (MSN [__])

indemnifying party, its employees or agents of Section 32.1. Each party further agrees to indemnify and hold the other harmless from and against any and all civil and (to the extent legally permitted) criminal Losses which the other party may suffer or incur as a consequence of any action taken by such indemnifying party, or for which such indemnifying party is otherwise, directly or indirectly, responsible which makes any representation of such indemnifying party in Section 32.1 less than entirely accurate in every respect.

Sublease Agreement (MSN [__])

Signature Page to Aircraft Sublease Agreement between Amazon.com Services LLC as Sublessor and Hawaiian Airlines, Inc. as Sublessee relating to one Airbus A330-300 aircraft manufacturer's serial number [__]

In witness whereof this Agreement has been signed by Sublessor and Sublessee on the date first above written.
Sublessor

Amazon.com Services LLC
Name Title
Sublessee

Hawaiian Airlines, Inc.
Name Title

Sublease Agreement (MSN [__])

SUBLESSOR HAS ASSIGNED THIS AGREEMENT TO THE SECURITY TRUSTEE AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE SECURITY TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.
Receipt of this original counterpart of the foregoing Aircraft Sublease Agreement is hereby acknowledged on this _____ day of _______________, 202__.

__________________,
as Security Trustee

By:......................................
Name:.................................
Title:...................................

Sublease Agreement (MSN [__])

Schedule 1
Description of the Aircraft
Airframe
Manufacturer:    Airbus S.A.S.
Model:    A330-300
Manufacturer's Serial No:    [__]

Engines
Manufacturer:    Rolls-Royce plc
Model:    Trent 772B-60
Base Thrust Rating:        71,100 lbs
Engine Serial Nos:
#1    [__]
#2    [__]

Sublease Agreement (MSN [__])

Schedule 2Delivery Conditions – Procedures and Condition of the Aircraft at Delivery
[Intentionally Omitted from FAA Filed Version]
[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

Schedule 3Aircraft Documents and Standards
[Intentionally Omitted from FAA Filed Version]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Sublease Agreement (MSN [__])

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]

Sublease Agreement (MSN [__])

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Sublease Agreement (MSN [__])

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Sublease Agreement (MSN [__])

Schedule 4Certain Economic Terms
[Intentionally Omitted from FAA Filed Version]
1Confidentiality: Sublessor and Sublessee acknowledge and agree that the commercial and financial information contained in this Schedule 4 is considered by Sublessor and Sublessee to be proprietary and confidential. [***].
2Base Rental: [***].
3Agreed Value: [***].
4Damage Notification Threshold: $[***].
5Payment Account. [***].

Sublease Agreement (MSN [__])

Schedule 5Insurance Requirements
[Intentionally Omitted from FAA Filed Version]
[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

Schedule 6Redelivery Conditions – Procedures and Condition of the Aircraft at Redelivery
[Intentionally Omitted from FAA Filed Version]
[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

[***]

Sublease Agreement (MSN [__])

Schedule 7Specification
[Intentionally Omitted from FAA Filed Version]
[***]
Sublease Agreement (MSN [__])

Schedule 8
Other Aircraft
[Intentionally Omitted from FAA Filed Version]
[***]

Sublease Agreement (MSN [__])

Schedule 9Conditions Precedent
Part A – Sublessor Conditions Precedent
1Signing Conditions Precedent Sublessor shall receive from Sublessee, on the date of this Agreement, each of the following in form and substance satisfactory to Sublessor:
1.1Documents     the Sublease and other Transaction Documents shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than Sublessor), shall be in full force and effect, and executed counterparts shall have been delivered to Sublessor; and
1.2IRS Forms a duly completed and signed Internal Revenue Service Form W-9 as may be necessary to demonstrate that no deduction or withholding on account of United States of America taxes is required in connection with any amounts payable to the Sublessee pursuant to the Transaction Documents.
2Delivery Date Conditions Precedent Sublessor shall receive (except with respect to Sections 2.7.1, 2.7.3(b) and 2.9 below) from Sublessee, not later than the Delivery Date, each of the following in form and substance satisfactory to Sublessor:
2.1Insurances a letter of undertaking from the insurance broker and certificates of insurance in the form required by this Agreement;
2.2Documents each other Transaction Document (not already dealt with in this Schedule 9) shall have been executed by the relevant parties thereto and a signed version of each Transaction Document shall have been provided to Sublessor;1
2.3TUE evidence that Sublessee is a “transacting user entity” for the purposes of the Cape Town Treaty; and
2.4Sublessee Documents
2.4.1a copy of Sublessee's air carrier operating certificate;
2.4.2evidence of due authorisation and execution of this Agreement by Sublessee, reasonably satisfactory to Sublessor, which may be a certificate of the secretary, director or other officer of the Sublessee, certifying (A) that attached thereto is a true, complete and up to date copy of the constitutional documents of the Sublessee as amended (if available), (B) as to the incumbency and specimen signature of each officer or attorney of the Sublessee executing this Agreement and any other Transaction Documents to which it is party on the Delivery Date; and (C) evidence authorizing the execution, delivery and performance of this Agreement and any other Transaction Documents to which it is party on the Delivery Date; and
1 NTD – To add Airframe and Engine Warranty Assignment documents to the extent necessary/available.
Sublease Agreement (MSN [__])

2.4.3a consent and agreement of the Sublessee in respect of a Sublease Assignment in respect of this Agreement (the "Sublessee Consent"), duly executed and delivered on behalf of Sublessor and Sublessee and, if applicable, meeting the requirements of Section 27.5 hereof, and each of such Sublessee Consent and Sublease Assignment otherwise in form and substance reasonably satisfactory to Head Lessor, Sublessor, Sublessee and any Security Trustee;
2.5Payments if relevant, the first payment of Base Rental and any other sum due and payable under this Agreement on or before the Delivery Date;
2.6Acceptance Certificate the duly dated and fully completed Acceptance Certificate executed by Sublessee;
2.7Filings reasonably satisfactory evidence that the following have been done or are being done contemporaneously with the closing:
2.7.1the application for registration in the name of the Owner Trustee, the FAA Bill of Sale, the Head Lease, this Agreement and any applicable Sublease Assignment shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA pursuant to the Transportation Code;
2.7.2Sublessee shall have appointed FAA Counsel, as its “professional user entity” (as defined in the Cape Town Treaty) to make registrations of this Agreement (including any Sublease Supplement) with the International Registry and shall have authorized the making of such registrations; and
2.7.3(a) a precautionary UCC financing statement with respect to this Agreement and (b) any UCC financing statements with respect to any applicable Sublease Assignment shall have been duly filed (or arrangements shall have been made for filing promptly after the Delivery Date) in the State of Delaware or the State of Organisation of Sublessee (or if such Sublessee is incorporated or formed outside the United States of America, in Sublessee's jurisdiction of incorporation if there is a regime analogous to the Uniform Commercial Code or otherwise in Washington D.C.).
2.8Maintenance Programme a copy of the proposed Maintenance Programme; and
2.9Export/Import evidence that any required export or import licence and all customs formalities relating to the export of the Aircraft from the Delivery Location and import of the Aircraft into the State of Registration have been obtained or complied with.
3Other Representations and Warranties On the Delivery Date, the representations and warranties of Sublessee under the relevant Transaction Documents are true and correct in all material respects as though made on and as of the Delivery Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true as of such earlier date).
Sublease Agreement (MSN [__])

4Default On the Delivery Date no event has occurred and is continuing that constitutes a Default or Event of Default.
Part B – Sublessee Conditions Precedent
1Signing Conditions Precedent Sublessee shall receive from Sublessor, on the date of this Agreement, each of the following in form and substance satisfactory to Sublessee:
1.1Documents     the Sublease and other Transaction Documents shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than Sublessee), shall be in full force and effect, and executed counterparts shall have been delivered to Sublessee; and
1.2IRS Forms a duly completed and signed Internal Revenue Service Form W-9 as may be necessary to demonstrate that no deduction or withholding on account of United States of America taxes is required in connection with any amounts payable to the Sublessor pursuant to the Transaction Documents.
2Delivery Date Conditions Precedent Sublessee shall receive from Sublessor, not later than the Delivery Date, each of the following in form and substance satisfactory to Sublessee:
2.1Documents each other Transaction Document (not already dealt with in this Schedule 9), shall have been executed by the relevant parties thereto (other than Sublessee) and a signed version of each Transaction Document shall have been provided to Sublessee;
2.2Certificate of Registration a certificate of registration for the Aircraft issued by the FAA;
2.3Certificate of Airworthiness a certificate of airworthiness for the Aircraft issued by the FAA;
2.4Quiet Enjoyment a quiet enjoyment undertaking on terms consistent with the terms of Section 11 of this Agreement from the Head Lessor, Sublessor, any Security Trustee and any Leveraging Lender;
2.5Representations and Warranties On the Delivery Date, the representations and warranties of Sublessor under the relevant Transaction Documents are true and correct in all material respects as though made on and as of the Delivery Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true as of such earlier date); and
2.6PUE Consents Sublessor shall have appointed FAA Counsel, as its “professional user entity” (as defined in the Cape Town Treaty) to make the registrations described in Section 2.1.7 of this Agreement and shall have authorized the making of such registrations.

Sublease Agreement (MSN [__])

Appendix A
Acceptance Certificate
This Acceptance Certificate is delivered, on and as of the date set forth below, to Amazon.com Services LLC (the "Sublessor") by Hawaiian Airlines, Inc. (the "Sublessee") pursuant to the Aircraft Sublease Agreement dated [●] 202_ between Sublessor and Sublessee (the "Agreement"). Capitalized words and expressions used in this certificate shall have the same meaning as given to such words and expressions in the Agreement.
1Details of Acceptance
Sublessee hereby indicates and confirms to Sublessor that there was delivered to Sublessee on and Sublessee accepted at [insert time] o'clock on the [insert day] day of [insert month] [insert year] at [insert Delivery Location], the following in accordance with the provisions of the Agreement:
(a)    Airframe:

Manufacturer:	Airbus SAS
Type:	A330-300
MSN:
Current Registration number:
Total Flight Hours since new:
Total Cycles since new:
Date last C Check performed:
Total Flight Hours since new at time of last C Check:
Total Cycles since new at time of last C Check:
Date last Airframe Mid-Life Check performed:
Total Flight Hours since new at time of last Airframe Mid-Life Check:
Total Cycles since new at time of last Airframe Mid-Life Check:
Date last Airframe Heavy Maintenance Check performed:
Sublease Agreement (MSN [__])

Total Flight Hours since new at time of last Airframe Heavy Maintenance Check:
Total Cycles since new at time of last Airframe Heavy Maintenance Check:

(b)    Engines:

	Installed in Position #1	Installed in Position #2
Manufacturer:	Rolls-Royce plc	Rolls-Royce plc
Type:	Trent 772B-60	Trent 772B-60
Data Plate Thrust Rating (Lbs):	71,100 lbs	71,100 lbs
MSN:
Total Flight Hours since new:
Total Cycles since new:
Cycles remaining on Life Limited Part with lowest life remaining:
LLP name:
Date last Engine Performance Restoration shop visit performed:
Total Flight Hours since new at time of last Engine Performance Restoration shop visit:
Total Cycles since new at time of last Engine Performance Restoration shop visit:

Each Engine is capable of 1750 pounds of thrust or more.
(c)    Engine Life Limited Parts
Engine Life Limited Parts status for each Engine as per the status sheets signed by Sublessor and Sublessee and attached hereto.

Sublease Agreement (MSN [__])

(d)    Landing Gear:

	Nose Landing Gear Assembly	Left Main Landing Gear Assembly	Right Main Landing Gear Assembly
MSN:
Total Flight Hours since new:
Total Cycles since new:
Date Released from Shop at last Landing Gear Overhaul
Date last Landing Gear Overhaul performed (date of first flight post Landing Gear Overhaul):
Total Flight Hours since new at time of last Landing Gear Overhaul:
Total Cycles since new at time of last Landing Gear Overhaul:

Sublease Agreement (MSN [__])

	Depth Tire Tread Remaining (inches)	Length Brake Wear Pin Remaining (inches)
Left Nose Wheel
Right Nose Wheel
Main Wheel & Brake #1 FWD
Main Wheel & Brake #2 FWD
Main Wheel & Brake #3 FWD
Main Wheel & Brake #4 FWD
Main Wheel & Brake #1 AFT
Main Wheel & Brake #2 AFT
Main Wheel & Brake #3 AFT
Main Wheel & Brake #4 AFT

Sublease Agreement (MSN [__])

(e)    APU:

Manufacturer:
Type:
MSN:
Total APU Hours since new:
Total APU Starts since new:
Date last APU Performance Restoration shop visit performed:
Total APU Hours since new at time of last APU Performance Restoration shop visit:
Total APU Starts since new at time of last APU Performance Restoration shop visit:

(f)    Aircraft Documents
The Aircraft Documents in accordance with the list signed by Sublessor and Sublessee and attached hereto as Attachment No. 1.
(g)    Loose Equipment
The items of loose equipment in accordance with the list signed by Sublessor and Sublessee and attached hereto as Attachment No. 2.
(h)    Fuel on board at Delivery: [insert amount] lbs.
2Confirmation of Undertakings
Sublessee confirms to Sublessor that:
(a)the Aircraft has been inspected by or on behalf of Sublessee to ensure the Aircraft conforms to Sublessee's requirements. The Aircraft is in compliance with the Delivery Conditions [except as described in Attachment No.3];
(b)the date of acceptance set forth above constitutes the Delivery Date;
(c)the Sublessee's execution and delivery of this Acceptance Certificate represents the Sublessee's acceptance of the Aircraft in accordance with the terms of the Agreement;
(d)the representations and warranties contained in Section 2.1 of the Agreement are hereby repeated as of the Delivery Date; and
(e)the Aircraft is insured in accordance with the provisions of the Agreement and Sublessor will procure that the undertakings described in Attachment No. 3 will be performed.
Sublease Agreement (MSN [__])

This Acceptance Certificate may be executed in several counterparts. This Acceptance Certificate and any and all obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the State of New York.
In witness whereof, each of Sublessee and Sublessor has caused this Acceptance Certificate to be signed by its duly authorized officer(s) or representative(s) on the date written in paragraph 1 above.
Sublessee:
Hawaiian Airlines, Inc.
By:
Name:
Title:
Sublessor:
Amazon.com Services LLC
By:
Name:
Title:

Sublease Agreement (MSN [__])

Attachment No. 1 to Acceptance Certificate
List of Aircraft Documents

Sublessee:
Hawaiian Airlines, Inc.
By:
Name:
Title:

Sublessor:
Amazon.com Services LLC
By:
Name:
Title:

Sublease Agreement (MSN [__])

Attachment No. 2 to Acceptance Certificate
List of Items of Loose Equipment

Sublessee:
Hawaiian Airlines, Inc.
By:
Name:
Title:

Sublessor:
Amazon.com Services LLC
By:
Name:
Title:

Sublease Agreement (MSN [__])

Attachment No. 3 to Acceptance Certificate Exceptions List
The items listed below represent non-conformities to the Delivery Conditions on the Delivery Date, the corrective action (or payment to Sublessee in lieu thereof), if any, to be taken by Sublessor (or Head Lessor) and the date of accomplishment, which Sublessor expressly agrees to perform as set forth herein. Sublessee's acceptance of the Aircraft is subject to Sublessor's completion of the items set forth herein or payment to Sublessee in lieu thereof. Sublessee expressly acknowledges and agrees that Sublessor's undertakings set forth herein are in furtherance of and subject to the Aircraft Sublease Agreement dated [●] between Sublessor and Sublessee (the "agreement"), that Sublessor makes no representations or warranties of any kind, express or implied, hereunder and that Sublessor's undertakings are subject to each and every disclaimer of Sublessor set forth in the agreement including, without limitation, those set forth in Section 21 thereof.
Sublessee
Hawaiian Airlines, Inc.
By:
Name:
Title:

Sublessor
Amazon.com Services LLC
By:
Name:
Title:

Item No.	Description	Correction Action	Completion Date	Sublessee's Initials

Sublease Agreement (MSN [__])

Appendix B
Monthly Report
To:
From:

Month/Year:

Aircraft Type:
Airframe MSN:

Airframe Total Flight Hours Since New (Hrs:Mins):
Airframe Total Cycles Since New:
Airframe Flight Hours During Month (Hrs:Mins):
Airframe Cycles During Month:
Date of Last C Check:
Planned Date for Next C Check:

	Engine No. 1	Engine No. 2	APU
Titled MSN (MSN contracted with Airframe):
Current Location of Titled MSN:
Current Thrust Rating of Titled MSN:
Titled MSN Total Flight Hours Since New (Hrs:Mins):
Titled MSN Total Cycles Since New:
Titled MSN Flight Hours During Month (Hrs:Mins):
Titled MSN Cycles During Month:
Sublease Agreement (MSN [__])

Titled MSN Total APU Hours Since New (Hrs:Mins):
Titled MSN APU Hours During Month (Hrs:Mins):
Titled MSN Date of Last Shop Visit:
Titled MSN Date Removed (if off wing):
Titled MSN Reason for Removal (if off wing):
Titled MSN Planned Removal Date:
Currently Installed MSN:

	Nose	Left Main	Right Main
Titled MSN (MSN contracted with Airframe):
Current Location of Titled MSN:
Titled MSN Total Flight Hours Since New (Hrs:Mins):
Titled MSN Total Cycles Since New:
Titled MSN Flight Hours Flown During Month (Hrs:Mins):
Titled MSN Cycles During Month:
Titled MSN Date of last Overhaul:
Currently Installed MSN:

Report any Incident of Loss or Damage:
Report any changes of Operating Weights:
Flights flown outside the United States of America (departure and arrival):
Flights flown to the United States of America:
Flights flown from the United States of America:
Sublease Agreement (MSN [__])

Flights flown to any Excluded Country:
Flights flown from any Excluded Country:
Sublease Agreement (MSN [__])

Appendix C
Redelivery Acknowledgment
This Redelivery Acknowledgment is delivered, on and as of the date set forth below, to Hawaiian Airlines, Inc. (the "Sublessee") by Amazon.com Services LLC (the "Sublessor") pursuant to the Aircraft Sublease Agreement dated [insert date] 202_ between Sublessor and Sublessee (the "Agreement"). Capitalized words and expressions used in this acknowledgment shall have the same meaning as given to such words and expressions in the Agreement.
1Details of Acceptance
Sublessor hereby indicates and confirms to Sublessee that there was delivered to Sublessor on and Sublessor accepted at [insert time] o'clock on the [insert day] day of [insert month] [insert year] at [insert delivery location], the following in accordance with the provisions of the Agreement:
(a)    Airframe:

Manufacturer:	Airbus SAS
Type:	A330-300
MSN:
Current Registration number:
Total Flight Hours since new:
Total Cycles since new:
Date last C Check performed:
Total Flight Hours since new at time of last C Check:
Total Cycles since new at time of last C Check:
Date last Airframe Mid-Life Check performed:
Total Flight Hours since new at time of last Airframe Mid-Life Check:
Total Cycles since new at time of last Airframe Mid-Life Check:
Date last Airframe Heavy Maintenance Check performed:
Sublease Agreement (MSN [__])

Total Flight Hours since new at time of last Airframe Heavy Maintenance Check:
Total Cycles since new at time of last Airframe Heavy Maintenance Check:

Sublease Agreement (MSN [__])

(b)    Engines:

	Installed in Position #1	Installed in Position #2
Manufacturer:	Rolls-Royce plc	Rolls-Royce plc
Type:	Trent 772B-60	Trent 772B-60
Data Plate Thrust Rating (Lbs):	71,100 lbs	71,100 lbs
MSN:
Total Flight Hours since new:
Total Cycles since new:
Cycles remaining on Life Limited Part with lowest life remaining:
LLP name:
Date last Engine Performance Restoration shop visit performed:
Total Flight Hours since new at time of last Engine Performance Restoration shop visit:
Total Cycles since new at time of last Engine Performance Restoration shop visit:

(c)    Engine Life Limited Parts
Engine Life Limited Parts status for each Engine as per the status sheets signed by Sublessor and Sublessee and attached hereto.

Sublease Agreement (MSN [__])

(d)    Landing Gear:

	Nose Landing Gear Assembly	Left Main Landing Gear Assembly	Right Main Landing Gear Assembly
MSN:
Total Flight Hours since new:
Total Cycles since new:
Date Released from Shop at last Landing Gear Overhaul
Date last Landing Gear Overhaul performed (date of first flight post Landing Gear Overhaul):
Total Flight Hours since new at time of last Landing Gear Overhaul:
Total Cycles since new at time of last Landing Gear Overhaul:

Sublease Agreement (MSN [__])

	Depth Tire Tread Remaining (inches)	Length Brake Wear Pin Remaining (inches)
Left Nose Wheel
Right Nose Wheel
Main Wheel & Brake #1 FWD
Main Wheel & Brake #2 FWD
Main Wheel & Brake #3 FWD
Main Wheel & Brake #4 FWD
Main Wheel & Brake #1 AFT
Main Wheel & Brake #2 AFT
Main Wheel & Brake #3 AFT
Main Wheel & Brake #4 AFT

Sublease Agreement (MSN [__])

(e)    APU:

Manufacturer:
Type:
MSN:
Total APU Hours since new:
Total APU Starts since new:
APU Starts remaining on Life Limited Part with lowest life remaining:
LLP name:
Date last APU Performance Restoration shop visit performed:
Total APU Hours since new at time of last APU Performance Restoration shop visit:
Total APU Starts since new at time of last APU Performance Restoration shop visit:

(f)    Aircraft Documents:
The Aircraft Documents in accordance with the list signed by the Sublessor and the Sublessee and attached hereto as Attachment No.1.

(g)    Loose Equipment:
The items of loose equipment in accordance with the list signed by the Sublessor and the Sublessee and attached hereto as Attachment No. 2.
(h)    Fuel on board at Redelivery:
[insert amount] lbs.
2Confirmation
2.1    Sublessor confirms to Sublessee that as at the time indicated above, being the Termination Date, (a) the Aircraft has been inspected by or on behalf of Sublessor to ensure that the Aircraft conforms to the Redelivery Conditions and (b) the Aircraft is in compliance with the Redelivery Conditions [except as described on the Exceptions List attached hereto as Attachment No. 3] and the Aircraft, Engines, Parts and Aircraft have been redelivered to and accepted by the Sublessor subject to the terms of the Agreement.
Sublease Agreement (MSN [__])

This Redelivery Acknowledgment may be executed in several counterparts. This Redelivery Acknowledgment shall be governed by and construed in accordance with the laws of the State of New York.
In witness whereof, each of Sublessor and Sublessor has caused this Redelivery Acknowledgment to be signed by its duly authorized officer(s) or representative(s) on the date written in paragraph 1 above.

Sublessor:
Amazon.com Services LLC
By:
Name:
Title:

Sublessee:
Hawaiian Airlines, Inc.
By:
Name:
Title:

Sublease Agreement (MSN [__])

Attachment No. 1 to Redelivery Acknowledgment
List of Aircraft Documents

Sublessor:
Amazon.com Services LLC
By:
Name:
Title:

Sublessee:
Hawaiian Airlines, Inc.
By:
Name:
Title:

Sublease Agreement (MSN [__])

Attachment No. 2 to Redelivery Acknowledgment
List of Items of Loose Equipment

Sublessor:
Amazon.com Services LLC
By:
Name:
Title:

Sublessee:
Hawaiian Airlines, Inc.
By:
Name:
Title:

Sublease Agreement (MSN [__])

Attachment No. 3 to Redelivery Acknowledgment
Exceptions List
The items listed below represent [defects or] non-conformities to the Redelivery Conditions on the Termination Date, the corrective action [(or payment to Sublessor in lieu thereof)], if any, to be taken by Sublessee and the date of accomplishment, which Sublessee expressly agrees to perform as set forth herein. Sublessor's acceptance of the Aircraft is subject to Sublessee's completion of the items set forth herein [or payment to Sublessor in lieu thereof].
Sublessor
Amazon.com Services LLC
By:
Name:
Title:
Sublessee
Hawaiian Airlines, Inc.
By:
Name:
Title:

Item No.	Description	Correction Action	Completion Date	Sublessor's Initials

Sublease Agreement (MSN [__])

Annex A
Definitions
DEFINITIONS (MSN [__])
1.1In each Transaction Document, unless the context otherwise requires, the following words and expressions have the following meanings:
"Acceptable Repair" means a structural repair accomplished in accordance with (a) the Manufacturer's SRM or (b) any other repair design approved by the Manufacturer and the Type Authority and accepted by the Aviation Authority and complying with the following requirements:
(a)the repair must be designated as permanent (Category A Repair or Category B Repair, as such terms are defined in the SRM) in accordance with the Manufacturer's approved data; notwithstanding the foregoing, in the event that the Manufacturer advises that a permanent repair is not possible or not economically feasible, a temporary or time limited repair shall be acceptable provided (i) there are no supplemental inspections required and (ii) the repair does not require replacement prior to the Aircraft accumulating [***] Flight Hours since new or [***] Cycles since new, whichever occurs first;
(b)damage tolerance assessment of the repair by the Manufacturer must be complete up to at least Stage 2 (identifying a threshold for any applicable supplemental damage tolerance inspections);
(c)damage tolerance assessment of the repair by the Manufacturer must be complete up to Stage 3 (identifying an interval and a method for inspection for any applicable supplemental damage tolerance inspections) if the threshold for any supplemental damage tolerance inspections would fall due within [***] Flight Hours and/or [***] Cycles and/or [***] months after Redelivery;
(d)the interval for inspection of a Category B Repair (as such term is defined in the SRM) shall not be less than [***] Flight Hours and/or [***] Cycles and/or [***] months;
"Acceptance Certificate" means an acceptance certificate substantially in the form set out in Appendix A to the Sublease;
"Affiliate" means, in relation to any person, any other person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect common control with the person specified;
"After-Tax Basis" means that payments required to be made on such basis will be supplemented by the person paying the base amount by that amount which, when added to such base amount, and after deduction of all Taxes required to be paid by or on behalf of the payee with respect to the receipt or accrual of the base amount and any such supplemental amount, and after consideration of any current Tax savings of such payee resulting by way of any deduction, credit or other Tax benefit attributable
Sublease Agreement (MSN [__])

to such amounts or the Indemnified Tax or Loss, shall net such payee the full amount of such base amount;
"Agreed Value" has the meaning given in paragraph 7 of Schedule 4 to the Sublease;
"AHSN" means "APU Hours since new" being, the total APU Hours accumulated on the APU (or any other relevant auxiliary power unit) since new from manufacture;
"Aircraft" means the Airframe together with the Engines and includes, where the context requires, the Aircraft Documents;
"Aircraft Documents" means all records, logs, manuals, technical data, tags and other documents in respect of the specification, maintenance, modification and repair of the Aircraft (i) provided to Sublessee with the Aircraft at Delivery, (ii) specified in the list attached to the Acceptance Certificate, (iii) provided to Sublessee during the Sublease Period, (iv) generated by Sublessee or any third party pursuant to Section 15.10 of the Sublease, and all replacements, additions, revisions and renewals from time to time made to any of the foregoing whether printed on paper or stored on any disk or electronic medium, and in the case of the latter includes any software not generally available to Sublessor and necessary to store and retrieve such data; subject to Section 15.1.15 of the Sublease, all of the foregoing conforming to the standard and content set out in schedule 3 to the Sublease;
“Aircraft Protocol” means the official English language text of the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements, and revisions thereto, as in effect in the United States;
"Airframe" means the airframe described in schedule 1 to the Sublease (excluding any Engines or engines from time to time installed thereon), together with any and all Parts thereof so long as such Parts are incorporated or installed in or attached to such airframe, and any and all Parts removed therefrom so long as title thereto remains vested in Owner Trustee in accordance with the terms of the Sublease and, where the context requires, such of the Aircraft Documents as relate to such airframe and such Parts, but excludes any Part replaced in accordance with the Sublease, title to which has vested in Sublessee pursuant to the Sublease;
"Airframe Heavy Maintenance Check" means a single block check in respect of the Aircraft during which all those tasks per the MPD which have an interval equal to the Airframe Heavy Maintenance Check Interval are accomplished;
"Airframe Heavy Maintenance Check Interval" means [***] years or such other interval as may be applied to the majority of heavy structural inspection tasks per the MPD following a revision to the MPD, it being acknowledged that such tasks have an interval of [***];

"Airframe Manufacturer" means Airbus S.A.S;
"Airframe Mid-Life Check" means a single block check in respect of the Aircraft during which all those tasks per the MPD which have an interval equal to the Airframe Mid-Life Check Interval are accomplished;
Sublease Agreement (MSN [__])

"Airframe Mid-Life Check Interval" means [***] years or such other interval as may be applied to the majority of mid-life structural inspection tasks per the MPD following a revision to the MPD, it being acknowledged that such tasks have an interval [***];

"Airworthiness Directive" means an airworthiness directive issued by (including those issued by or those issued on behalf of or those adopted by) the Type Authority and/or any other specified authority;
[***] Entities[***];

"AMM" means the latest revision (as at the applicable time of reference) of the airplane maintenance manual or aircraft maintenance manual published by the Manufacturer in respect of the Aircraft;
"AMOC" has the meaning given in paragraph 14.2 of Schedule 6 to the Sublease;
"APU" means the auxiliary power unit installed on the Airframe on the Delivery Date or any replacement auxiliary power unit installed on the Airframe title to which has vested in Owner Trustee pursuant to the terms of the Sublease, all Parts thereof and, where the context requires, such of the Aircraft Documents as relate thereto, but excludes any such auxiliary power unit replaced in accordance with the Sublease title to which has passed to Sublessee pursuant to the terms of the Sublease;
"APU Hour" means, with respect to the APU, or any other relevant auxiliary power unit, each hour or part thereof elapsing from the moment such unit is started to the moment when it is shut down;
"APU Performance Restoration" means, with respect to the APU, a shop visit of the APU which includes as a minimum the disassembly, inspection and repair of the power section and load compressor of the APU in accordance with either the Maintenance Program or the APU Manufacturer's published manuals;
"APU Start" means, with respect to the APU, one complete operational cycle of the APU from start up to shut down and, with respect to any other auxiliary power unit, one complete operational cycle of such auxiliary power unit from start up to shut down;
"ASSN" means "APU Starts since new" being the total number of APU Starts accumulated on the APU (or any other relevant auxiliary power unit) since new from manufacture;
“ATSA” has the meaning set forth in the introductory paragraphs of the Sublease.
"Authorized Maintenance Provider" means Sublessee, any affiliate of Sublessee which is an FAR 145 approved maintenance provider and any other FAR 145 approved facility or other maintenance provider approved by the Aviation Authority, in any case approved for the determined scope of work to be undertaken on the Aircraft;
Sublease Agreement (MSN [__])

"Aviation Authority" means the FAA;
"Base Rental" means all amounts payable pursuant to Section 7.2 of the Sublease;
"Base Thrust Rating" means the take-off thrust rating identified for the Engines in schedule 1 to the Sublease;
"Beneficiary" means [***];

"Business Day" means any day (other than Saturday or Sunday) on which banks are open for business in London, United Kingdom, New York, New York, U.S., Seattle, Washington, U.S. and Sublessee's State of Organization;
"C Check" means, however designated, a block check in respect of the Aircraft equivalent to an industry standard C Check, being a maintenance check carried out at intervals of 24 months or more and requiring sufficient downtime to carry out all work (which shall typically include system maintenance, zonal inspections, structural inspections, cabin refurbishment, cleaning and repairs) as required by the maintenance programme designated for such C Check;
“Cape Town Convention” means the official English language text of the Convention on International Interests in Mobile Equipment, adopted on November 16, 2001, at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements, and revisions thereto, as in effect in the United States;
“Cape Town Treaty” means, collectively, the official English language text of (i) the Cape Town Convention, (ii) the Aircraft Protocol, (iii) all rules and regulations adopted pursuant thereto and as in effect in the United States and (iv) with respect to each of the foregoing described in clauses (i) through (iii), all amendments, supplements and revisions thereto as in effect in the United States;
"Certificated Air Carrier" means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110 of the Bankruptcy Code of the United States;
"Citizen of the United States" has the meaning specified for such term in Section 40102(a)(15) of the Transportation Code or any similar legislation of the United States of America enacted in substitution or replacement therefor;
"Code" means the U.S. Internal Revenue Code of 1986, as amended;
"Conditions Precedent" means the Sublessor Conditions Precedent and the Sublessee Conditions Precedent;
"CSN" means "cycles since new" being the total Cycles accumulated on the relevant Aircraft, Airframe, Engine or Part (or any other applicable engine or part) since new manufacture;
Sublease Agreement (MSN [__])

"Cycle" means each take-off and landing sequence of the Airframe and, with respect to an Engine or Part, each take-off and landing sequence of the airframe on which such Engine or Part is installed and, with respect to any other engine or part, each take-off and landing sequence of the airframe on which such other engine or part is installed (one (1) "touch and go" shall count as one (1) take-off and landing sequence);
"Damage Notification Threshold" has the meaning given in Schedule 4 to the Sublease;
"Data Plate Thrust Rating" means, with respect to an engine (including an Engine), the take-off thrust rating (i) for which such engine is configured for operation, (ii) which is recorded on the data plate of such engine, (iii) which is certified for use on such engine by the Engine Manufacturer, and (iv) for which the Engine Manufacturer has been compensated or has otherwise approved such thrust rating for such engine;
"Default" means any event or the existence of any circumstance which is, or, with the giving of notice, the lapse of time, any relevant determination, the satisfaction of any applicable condition, or any combination of any of the foregoing, may become an Event of Default;
"Default Rate" means a rate equal to [***]% per annum;
"Delivery" means the delivery of the Aircraft by Sublessor to, and the acceptance of the Aircraft by, Sublessee under the Sublease;
"Delivery Conditions" means the procedures and conditions specified in Schedule 2 to the Sublease;
"Delivery Date" means the date on which Delivery occurs;
"Delivery Final Technical Acceptance" has the meaning given in paragraph 3.4 of Schedule 2 to the Sublease;
"Delivery Historical Records" has the meaning given in paragraph 2.1.1 of Schedule 2 to the Sublease;
"Delivery Initial Technical Acceptance" has the meaning given in paragraph 1 of Schedule 2 to the Sublease;
"Delivery Initial Technical Acceptance Location" means the location where the P2F Conversion is to be completed;
"Delivery Location" means the Delivery Painting Location or such other location mutually agreed to by the Parties;
"Delivery Paint Positioning Flight" has the meaning given in paragraph 3.6 of Schedule 2 to the Sublease;
"Delivery Painting Location" means the location designated by Sublessor at which the livery painting of the Aircraft shall be completed prior to Delivery (which may be the same as the Delivery Initial Technical Acceptance Location);
"Delivery Positioning Flight" has the meaning given in paragraph 4.1 of Schedule 2 to the Sublease;
Sublease Agreement (MSN [__])

"DER Repair" means a repair which has not been approved for use on the Airframe or on an Engine or Part (as applicable) by the relevant Manufacturer (even if such repair is approved by an FAA designated engineering representative, or by a person or organization holding design organization approval under EASA Part 21);
"Dollars" and "$" means the lawful currency of the United States of America from time to time;
"Early Termination Date" has the meaning given in Section 5.12 of the Sublease;
"Early Termination Notice" has the meaning given in Section 5.12 of the Sublease;
"Early Termination Option" has the meaning given in Section 5.12 of the Sublease;
"EASA" means the European Aviation Safety Agency as established by European Parliament and Council Regulation (EC) No. 2018/1139 (repealing and/or amending earlier regulations and/or directives of the European Parliament and Council) and/or any other authority or person which may succeed or replace it or any of its functions from time to time;
[***];
"EGT Margin" means the exhaust gas temperature margin being a measure of the difference between the temperature at a location determined by the Engine Manufacturer (typically at the inlet or exit of the low pressure turbine) and limits for exhaust gas temperature approved by the Type Authority;
"Engine" means, whether or not installed on the Airframe, each of the engines of the manufacture, model and serial number described in schedule 1 to the Sublease (each of which has 750 or more rated take-off horsepower or the equivalent) or any other engine of the same manufacture and model tendered to Sublessee with the Airframe as set out in the Acceptance Certificate and any Replacement Engine with effect from the time when title thereto vests in Owner Trustee pursuant to the Sublease, and in each case includes any and all Parts belonging to or installed in such engine or removed therefrom so long as title thereto remains vested in Owner Trustee in accordance with the Sublease and, where the context requires, such of the Aircraft Documents as relate thereto but excludes any engine replaced in accordance with the Sublease title to which has vested in Sublessee pursuant to the Sublease;
"Engine Manufacturer" means Rolls-Royce plc or its successor in title;
"Engine Performance Restoration" means a shop visit at which an Engine undergoes as a minimum an Engine Refurbishment Shop Visit as defined by the Engine Manufacturer's generic Engine Management Programme valid at the time of the shop visit, including Module 41 Refurbishment and Module 51 Refurbishment; in each case, with the workscope accomplished for each major module and the performance of the Engine demonstrated during test cell for such shop visit being sufficient in the Engine Manufacturer's reasonable opinion to achieve a full operating interval until the next anticipated Engine Performance Restoration shop visit and in any event not less than 6,000 Cycles (the "Required Engine Build Level");
"Engine Total Loss" means the occurrence of any of the events described in the definition of Total Loss with respect to an Engine and not the Aircraft or the Airframe, whether or not installed on the Airframe;
Sublease Agreement (MSN [__])

"Equipment Change" has the meaning given in Section 15.7 of the Sublease;
"Eurocontrol" means the European Organisation for the Safety of Air Navigation established by the Convention relating to Co-operation for the Safety of Air Navigation (Eurocontrol) signed on 13 December 1960 as amended by the Protocol thereto signed on 12 February 1981 as amended from time to time or any replacement therefor or successor thereto;
"Event of Default" means any of the events or circumstances specified in Section 19.1 of the Sublease;
"Event of Force Majeure" means a delay in performance on account of or arising out of (i) acts of God, (ii) war, riots, terrorism or armed hostilities, (iii) fires, floods, pandemics (including the continuing Covid-19 pandemic), earthquakes, serious accidents or the total loss of the Aircraft, (iv) strikes or labour troubles causing cessation, slowdown, or interruption of work or (v) any other cause that is beyond the reasonable control of the Sublessor or not occasioned by the fault or negligence of the Sublessor or the Beneficiary (including, without limitation, for the purposes of this item (v), damage to the Aircraft or the inability of Sublessor or any other person to procure materials, systems, accessories, equipment or parts), provided that the termination of the P2F Conversion Agreement shall not constitute an Event of Force Majeure;
"Excluded Country" means any country or territory to which the export and/or use of the Aircraft, any Engine or Part or engaging in business or facilitating trade or other economic activity, (whether by reason of matters relating to the Sublessor, the Sublessee, a Manufacturer or otherwise) is not permitted under any sanctions, statute, regulation or legislation from time to time promulgated by any of (i) the United Nations, (ii) the United States of America, (iii) the United Kingdom, (iv) the European Union, (v) the State of Organisation, (vi) the State of Registration, or (vii) any Governmental Entity having jurisdiction over the Sublessee, Sublessor, Beneficiary and Owner Trustee;
“Export Control Laws” means any applicable export control laws, such as U.S. Export Control Reform Act of 2018 and the Export Administration Regulations, 15 C.F.R. Parts 700-799, as amended from time to time, and Council Regulation (EC) No. 428/2009, as amended and updated by EU Regulation 388/2012 of 19 April 2012, and associated implementing laws and regulations of EU member states, as further updated and amended from time to time;
"FAA" means the Federal Aviation Administration of the Department of Transportation of the United States of America and/or such authorities or persons as shall replace it or any of its functions from time to time;
"FAA Bill of Sale" means the bill of sale for the Aircraft on AC Form 8050-2, executed in favour of Owner Trustee;
"FAR" means the Federal Aviation Regulations as set out in the Transportation Code of the United States of America as amended from time to time;
"Final Delivery Check" has the meaning given in paragraph 9.1 of Schedule 2 to the Sublease;
Sublease Agreement (MSN [__])

"Final Destination" has the meaning given in paragraph 4.1 of Schedule 6 to the Sublease;
"Final Redelivery Check" has the meaning given in paragraph 9.1 of Schedule 6 to the Sublease;
"Final Redelivery Check Records" has the meaning given in paragraph 2.1.1 of Schedule 6 to the Sublease;
"Flight Hour" means:
(a)with respect to the Aircraft or Airframe, each hour or part thereof (rounded up to the nearest minute) accumulated while the Airframe is off the surface of the earth during flight; and
(b)with respect to an Engine, Part or any other engine or part, each hour or part thereof (rounded up to the nearest minute) accumulated while the airframe on which such Engine or Part or such other engine or part, is installed is off the surface of the earth during flight;
"Governmental Entity" means any:
(a)state, territory, national government or political subdivision of any thereof;
(b)governmental authority, board, commission, department, division, organ, instrument, court, tribunal or agency of any state, territory or political subdivision thereof, however constituted; and
(c)association, organisation or institution to whose jurisdiction of which any entity mentioned in (a) or (b) above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant;
"Hard Time Event" means a visual check, operational check, functional check, inspection, maintenance, lubrication, servicing, restoration or discard & replacement for life limit for a Hard Time Part in accordance with the requirements of the MPD and/or the Maintenance Programme and/or any other maintenance programme specified in the Sublease;
"Hard Time Part" means a Part or replacement part which must be removed from service for a Hard Time Event at specified intervals in accordance with the MPD and/or the Maintenance Programme and/or any other maintenance programme specified in the Sublease;
"Hawaiian’s Maintenance Programme" means Sublessee's Aviation Authority approved maintenance program applicable to aircraft of the same make and model as the Aircraft and utilized pursuant to the ATSA;
"Head Lease" means that certain Aircraft Lease Agreement dated as of December 7, 2021, between the Head Lessor, as lessor, and Sublessor, as lessee, as amended or supplemented from time to time;
"Head Lessor" means UMB Bank, National Association, not in its individual capacity, except as expressly set forth in the Head Lease, but solely as owner trustee;
Sublease Agreement (MSN [__])

"IATA" means the International Air Transport Association or any replacement therefor and/or successor thereto;
"ICAO" means the International Civil Aviation Organisation or any replacement therefor and/or successor thereto;
"Indemnified Taxes" has the meaning given in Section 3.1.3 of the Sublease;
"Indemnitee" means each of Sublessor, Sublessor Parent, Head Lessor, Owner Trustee, the Beneficiary, each [***] Entity, each Leveraging Lender, any Security Trustee and all of their respective Affiliates, assigns, successors, officers, directors, partners, employees, duly authorized agents, members and managers;
"Initial Delivery Inspection" has the meaning given in paragraph 2.1 of Schedule 2 to the Sublease;
"Initial Redelivery Inspection" has the meaning given in paragraph 2.1 of Schedule 6 to the Sublease;
"Insurances" means insurances in respect of the Aircraft in form and substance reasonably satisfactory to Sublessor and required to be maintained pursuant to the provisions of Section 16 and Schedule 5 of the Sublease;
"Landing Gear" means the landing gear assemblies (and their constituent sub-assemblies and Parts) of the Aircraft, meaning the nose landing gear assembly and the left main landing gear assembly and the right main landing gear assembly; and as the context requires, "Landing Gear" may also mean each of such landing gear assemblies of the Aircraft individually, but excludes any landing gear assembly replaced in accordance with the Sublease title to which has vested in Sublessee pursuant to the Sublease;
"Landing Gear Overhaul" means an Overhaul in respect of the Landing Gear;
"Leveraging Lender" has the meaning given in Section 27.5 of the Sublease;
"Leveraging Transaction" has the meaning given in Section 27.5 of the Sublease;
"Lien" means any mortgage, charge, pledge, lien, hypothecation, lease, title retention, assignment, trust arrangement, right of possession or detention or security interest of any kind, howsoever created or arising, including an International Interest (as defined under the Cape Town Convention);
"Life Limited Part" means a Hard Time Part which must be removed from service and discarded at or before reaching a maximum life limit, as recommended by the Manufacturer and/or approved/mandated by the Type Authority;
"LLP" means a Life Limited Part;
"LLP Life Limit" means, with respect to an LLP, the maximum life limit recommended by the Manufacturer and/or approved by the Type Authority;
"Loss Mitigation Action" has the meaning given in Section 3.2.3 of the Sublease;
"Losses" means any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties,
Sublease Agreement (MSN [__])

fines and other sanctions, and any reasonable attorney's fees and other reasonable costs and expenses in connection therewith or in establishing the right to indemnification hereunder, including any of the foregoing arising or imposed with or without the fault or negligence of any Indemnitee (whether passive or active) or under the doctrine of strict or absolute liability;
"Maintenance Programme" means (i) Hawaiian's Maintenance Programme; provided that references to the "Maintenance Programme" in the Redelivery Conditions shall be deemed to mean a maintenance program that shall conform as a minimum to the requirements of the MPD but that otherwise conforms to Hawaiian's Maintenance Programme, or (ii) such other Aviation Authority approved maintenance program applicable to the Aircraft as may be approved by Sublessor (acting reasonably) in writing;
"Major Modifications" means major modifications as such term would be understood by the FAA and, solely in connection with the Redelivery Conditions, EASA;
"Manufacturer" means in relation to the Airframe, the Airframe Manufacturer, in relation to the Engines, the Engine Manufacturer, and, in relation to any Part, the manufacturer of such Part, or its successor in title;
"Minor Discrepancy" means a discrepancy which:
(a)does not in aggregate with other Minor Discrepancies have a cost (as agreed between Sublessor and Sublessee) in excess of $[***] (including all labour, material and transport costs) to rectify (or such greater amount as Sublessor and Sublessee may agree in writing);
(b)does not affect the safe operation of the Aircraft or cause the Aircraft to be unairworthy or unserviceable as determined by the FAA and having regard to the Master Minimum Equipment List;
(c)does not affect the eligibility of the Aircraft for, or result in any conditions to, a ferry permit, an export certificate of airworthiness or render the Aircraft ineligible for an FAA certificate of airworthiness;
(d)in respect of a Minor Discrepancy at Delivery, does not impact Sublessee's intended use for the Aircraft and Sublessor has agreed to rectify such discrepancy or to reimburse Sublessee in full in respect thereof for the rectification cost of such discrepancy; and
(e)in respect of a Minor Discrepancy at Redelivery, does not impact Sublessor's intended use for the Aircraft (including the intended use of the next operator for the Aircraft) and Sublessee has agreed to pay to Sublessor an agreed amount for the rectification cost of such discrepancy;
"Minor Modifications" means minor modifications as such term would be understood by the FAA and, solely in connection with the Redelivery Conditions, EASA;
"Mortgage" means any mortgage or similar security interest or pledge granted over the Aircraft by Owner Trustee to a Security Trustee in accordance with the provisions of the Sublease from time to time;
Sublease Agreement (MSN [__])

"MPD" means (A) solely in connection with the Redelivery Conditions, the latest revision at the applicable time of reference of the Maintenance Planning Document published by the Manufacturer in respect of aircraft of the same type as the Aircraft; a reference to the MPD shall be understood to include a reference to requirements that may be published in any separate document referenced in the MPD (e.g. certification maintenance requirements, airworthiness limitation section, etc.) and a reference to the instructions for continued airworthiness for any incorporated repairs or modifications (including the P2F Conversion) and (B) in all instances other than in connection with the Redelivery Conditions, (i) Hawaiian's Maintenance Programme or (ii) such other Aviation Authority approved maintenance programme applicable to the Aircraft as may be approved by Sublessor (acting reasonably) in writing;
"MSN" means the Manufacturer's serial number as assigned by the relevant Manufacturer to the Airframe, an Engine or a Part (or any other applicable airframe, engine or part);
"OFAC" means the Office of Foreign Assets Control, Department of the US Treasury;
"Operating Destination" has the meaning given in paragraph 4.1 of Schedule 2 to the Sublease;
"Other Agreement" means any or all, as the context may require, of any Other Lease Agreement and any Other Transaction Document;
"Other Aircraft" means any or all, as the context may require, of the aircraft listed in schedule 8 to the Sublease, but only if, and for so long as (i) such aircraft is under common direct or indirect ownership with the Aircraft and (ii) if the Aircraft is then subject to a financing transaction, such aircraft is also subject to such financing transaction;
"Other Lease Agreement" means any aircraft lease agreement relating to an Other Aircraft entered into between (i) Sublessor and (ii) Sublessee;
"Other Transaction Document" means, in relation to any Other Aircraft, any Transaction Document (as defined in the Other Lease Agreement relating to such Other Aircraft) relating to such Other Aircraft;
"Overdue Sum" means any amount which is not paid when due under or pursuant to the Sublease;
"Overhaul" means the work necessary to return a part (including a Part) to the highest standard specified in the relevant overhaul manual or component maintenance manual;
“Owner Trustee” means Head Lessor in its capacity as owner of the Aircraft or any successor trust company permitted in accordance with Section 3.04 of the Trust Agreement.
"P2F and Final Delivery Check Records" has the meaning given in paragraph 2.1.1 of Schedule 2 to the Sublease;
Sublease Agreement (MSN [__])

"P2F Conversion" means the conversion of the Aircraft from its passenger configuration to a freighter configuration pursuant to a Supplemental Type Certificate held by the P2F Converter and approved by EASA and the FAA;
"P2F Conversion Agreement" means an agreement entered into, or to be entered into, between Beneficiary and [***] under which the Aircraft shall undergo the P2F Conversion;
"P2F Converter" means either or both, as the context may require, of (i) [***] and (ii) any subcontractor performing some or all of the work comprising the P2F Conversion in accordance with the terms of the P2F Conversion Agreement;
"Part" means, (whether or not installed on the Aircraft, the Airframe, or any Engine) any auxiliary power unit, any landing gear, any appliances, accessories, computers, instruments, avionics, assemblies, modules, components, seats, galleys, lavatories and other items of equipment of whatever nature (other than a complete Engine), together with any necessary operating software (including loadable aircraft software parts or their equivalent), which are furnished with the Aircraft, the Airframe or any Engine on the Delivery Date or that may thereafter be incorporated or installed in or become attached to the Aircraft, the Airframe or any Engine, title to which has vested in Owner Trustee pursuant to the Sublease and, where the context requires, such of the Aircraft Documents as relate thereto but excludes any such items title to which has passed to Sublessee pursuant to the Sublease;
"Participation Agreement" means that certain participation agreement dated as of December 7, 2021, among Sublessor, Owner Trustee and Beneficiary;
"Party" means Sublessor or Sublessee and "Parties" shall mean both Sublessor and Sublessee;
"Payment Account" means the account specified in Schedule 4 to the Sublease or such other account designated in writing by Sublessor;
"Payment Date" means the first day of each Rental Period or, if such day is not a Business Day, the immediately succeeding Business Day;
"Permitted Lien" means any:
(a)of the respective rights of Owner Trustee, Beneficiary, Sublessor and Sublessee as provided in the Transaction Documents, the Head Lease, the Participation Agreement and the Trust Agreement;
(b)Sublessor Lien;
(c)Lien for Taxes which have not yet been assessed or are not yet due and payable or which are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine;
(d)Lien in favour of an airport hangar keeper, workman, mechanic, maintenance provider, material man, employee, carrier or repairer or any other similar encumbrances arising in the ordinary course of business in respect of obligations which are not yet due and payable or which are being contested in good faith by appropriate proceedings so long as such
Sublease Agreement (MSN [__])

proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft, the Airframe, any Engine, any APU or any Landing Gear;
(e)Lien for airport, navigation and en-route charges arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine;
(f)Lien of insurers for salvage or similar rights of insurers under insurances policies required hereunder;
(g)Lien (other than Liens for Taxes) arising out of any judgment or award (1) for which remains undischarged, unvacated or not reversed for less than [***] days after the entry of such judgment or award, or if earlier, no later than the last day of the Sublease Period; or (2) during an appeal or review regarding such judgment or award with respect to which there shall have been secured a stay of execution pending such appeal or review, and in each case, provided that during such period, there is no material risk of the sale, forfeiture, confiscation, distraint, seizure or loss of the Aircraft, the Airframe or any Engine or any risk of criminal liability or material risk of civil penalty against Sublessor, Owner Trustee or Beneficiary;
(h)of the respective rights of Head Lessor any Security Trustee or any Leveraging Lender; and
(i)any Lien arising out of any leveraging transaction or financing entered into by any Indemnitee;
"PMA Part" means a part which has not been approved for use on the Airframe or on an Engine by the relevant Manufacturer (even if such part is manufactured under an FAA Parts Manufacturer Approval or is approved under EASA Part 21);
“Person” means any individual person, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government;
"Previous Operator" means [***];
"Records Location" means the principal place of business of the Sublessee under the Sublease as notified by Sublessee to Sublessor prior to Delivery or such other location in the United States as is notified by Sublessee to Sublessor or, if the Aircraft is registered in a jurisdiction outside the United States of America, such location in the jurisdiction of the principal place of business of Sublessee as is notified by Sublessee to Sublessor; provided that to the extent any Aircraft Documents are maintained in an electronic format, the Records Location thereof shall be the third-party platform utilized by Sublessee to store digital aircraft records which shall be deemed to be located at Sublessee's principal place of business;
"Redelivery" means the redelivery of the Aircraft by Sublessee to Sublessor in accordance with the requirements of the Sublease;
"Redelivery Conditions" means the procedures and conditions specified in Schedule 6 to the Sublease;
Sublease Agreement (MSN [__])

"Redelivery Final Technical Acceptance" has the meaning given in paragraph 3.4 of Schedule 6 to the Sublease;
"Redelivery Historical Records" has the meaning given in paragraph 2.1.1 of Schedule 6 to the Sublease;
"Redelivery Initial Technical Acceptance" has the meaning given in paragraph 1 in Schedule 6 to the Sublease;
"Redelivery Initial Technical Acceptance Location" means a location designated by Sublessee which shall be the location where the Final Redelivery Check will be completed;
"Redelivery Location" means the Redelivery Painting Location or such other location as may be agreed in writing by Sublessor and Sublessee in order to minimise any Taxes;
"Redelivery Paint Positioning Flight" has the meaning given in paragraph 3.6 of Schedule 6 to the Sublease;
"Redelivery Painting Location" means the location designated by Sublessor at which the livery painting of the Aircraft shall be completed prior to Redelivery (which may be the same as the Redelivery Initial Technical Acceptance Location);
"Redelivery Positioning Flight" has the meaning given in paragraph 4.1 of Schedule 6 to the Sublease;
"Regulations" has the meaning given in Section 11.2.10 of the Sublease;
"Related Indemnitee Group" with respect to any Indemnitee means each of the individual persons acting as agents, officers, employees and directors of such Indemnitee;
"Rental" means all amounts of Base Rental payable pursuant to the Sublease;
"Rental Period" means each period ascertained in accordance with Section 7.3 of the Sublease;
"Replacement Engine" has the meaning given in Section 15.2.1 of the Sublease;
"Required Engine Build Level" has the meaning given in the definition of "Engine Performance Restoration";
"Scheduled Delivery Date" means (i) [__] or (ii) such other date as may be agreed in writing between Sublessor and Sublessee;
"Scheduled Termination Date" means the date falling 120 months after the Delivery Date;
"Security Trustee" means an entity holding a security interest in, to and under the Aircraft, for the benefit of one or more Leveraging Lenders in accordance with Section 27.5 of the Sublease;
"Serviceable Tag" means an FAA form 8130-3;
Sublease Agreement (MSN [__])

"Servicer" has the meaning given in Section 29 of the Sublease;
"Specification" means the specification as described in schedule 7 to the Sublease;
"SRM" means the latest revision, at the applicable time of reference, of the Structural Repair Manual published by the Manufacturer in respect of the Aircraft;
"State of Organization" means the jurisdiction of incorporation of Sublessee;
"State of Registration" means the United States of America or such other jurisdiction as the Aircraft may be registered in from time to time pursuant to the provisions of the Sublease;
“Sublease” means this Aircraft Sublease Agreement, including all appendices, exhibits and schedules hereto, as the same may be amended from time to time;
"Sublease Assignment" means the assignment by Sublessor of its rights under the Sublease granted by Sublessor in favour of Owner Trustee in accordance with Section 2.4.3 of Schedule 9 to the Sublease;
"Sublease Period" means the period commencing on the Delivery Date and ending on the Termination Date;
"Sublessee Conditions Precedent" means each of the items listed in Part B of Schedule 9 to the Sublease;
"Sublessee Consent" has the meaning given in Schedule 9 to the Sublease;
"Sublessee Indemnitee" means each of Sublessee, Head Lessor, Owner Trustee, the Beneficiary, each Altavair Entity, each Leveraging Lender, any Security Trustee and all of their respective Affiliates, assigns, successors, officers, directors, partners, employees, duly authorized agents, members and managers;
"Sublessor Conditions Precedent" means each of the items listed in Part A of Schedule 9 to the Sublease;
"Sublessor Lien" means any Lien on the Aircraft, any Engine or any Part or on the Sublease or any interest therein:
(a)arising from any Loss against Sublessor, Owner Trustee, Beneficiary, or any Indemnitee or any Affiliate of Sublessor, Owner Trustee or Beneficiary that is unrelated to the transactions contemplated by the Transaction Documents;
(b)arising or attributable to any act, claim, event, condition or circumstance existing prior to the Delivery Date or from any acts or omissions of Sublessor, Owner Trustee, any Indemnitee or Beneficiary, as applicable which is not related to the transactions contemplated by, or is in violation of the terms of, the Transaction Documents;
(c)arising from Taxes or Loss imposed against Sublessor, Owner Trustee, Beneficiary or any Indemnitee, as applicable, which are not indemnified against by Sublessee pursuant to the Transaction Documents; or
(d)arising from Taxes or Loss imposed against Sublessor, Owner Trustee, any Indemnitee or Beneficiary, as applicable, arising out of any voluntary or
Sublease Agreement (MSN [__])

involuntary transfer (other than (i) any transfer pursuant to the exercise of remedies in accordance with Section 19 of the Sublease in connection with an Event of Default that shall have occurred and be continuing, and (ii) any transfer pursuant to Section 14, 15 or 17 of the Sublease) by Sublessor, Owner Trustee, any Indemnitee or Beneficiary, as applicable, of its respective interest in the Aircraft, any Engine or any Part or any interest arising under the Sublease, including, without limitation, by means of granting a security interest therein, provided that an arrangement expressly permitted by Section 27.5 of the Sublease shall not constitute a Sublessor Lien so long as such arrangement remains compliant with Section 27.5 of the Sublease;
"Sublessor Parent" means Amazon.com, Inc.;
"Tax Indemnitee" means each of Sublessor, Sublessor Parent, Head Lessor, Owner Trustee, the Beneficiary, and all of their respective assigns, successors, officers, directors, shareholders, affiliates, subsidiaries, partners, employees, duly authorized agents, members and managers;
"Tax Indemnitee Controlled Contest" has the meaning given in Section 3.1.3 of the Sublease;
"Tax Mitigation Action" has the meaning given in Section 3.1.3 of the Sublease;
"Taxes" means any and all present and future taxes (including, without limitation, sales, use, business, gross or net income, personal property, license, documentation, transfer, occupational, value added, turnover, excess profits, excise, gross receipts, franchise, stamp, registration and other taxes), levies, imposts, withholdings, fees, assessments, duties and other charges of any nature, and any penalties, fines, additions to tax, interest or other charges related thereto which are imposed, levied, withheld or assessed by any Governmental Entity or other taxing authority in any jurisdiction or by any international or multinational taxing or regulatory authority, and "Tax" shall be construed accordingly;
"Termination Date" means the Scheduled Termination Date or, if earlier (i) the date of any cancellation or termination of the right of Sublessee to lease the Aircraft hereunder pursuant to the provisions of the Sublease (including, without limitation, on the Early Termination Date) or (ii) subject to the provisions of Sections 17.1.1 and 17.2 of the Sublease, the date when Sublessor (or upon its request, Head Lessor) receives the Agreed Value together with any other amounts then due and unpaid under the Sublease following a Total Loss; provided that if the Sublease Period is extended pursuant to Section 20.3 of the Sublease, the Termination Date shall be the date on which the Aircraft is redelivered to Sublessor in full compliance with the Sublease;
"TGT Margin" means Turbine Gas Temperature Margin and is Rolls-Royce terminology equivalent to EGT Margin;
"Thrust Rating" means with respect to an engine (including an Engine) the take-off thrust rating for which such engine is configured for operation;
Sublease Agreement (MSN [__])

"Total Loss" means any of the following events with respect to the Aircraft (including for the purposes of this definition the Airframe):
(a)its agreed, actual, arranged, compromised, or constructive total loss of such item (including any damage to the same which results in an insurance settlement on the basis of a total loss); or
(b)the requisition for hire or use of the same by any Governmental Entity that does not constitute the taking of title to the same for a period in excess of nine consecutive months (or, if earlier, the Termination Date); or
(c)determination that the same has been destroyed, damaged beyond economic repair or rendered permanently unfit for normal use by an airline for any reason whatsoever; or
(d)the requisition of title or other compulsory acquisition, condemnation or confiscation for any reason of such item by a Governmental Entity or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title of such item; or
(e)the hijacking, theft, or disappearance of such item for a period of [***] days or more; or
(f)the condemnation, confiscation, capture, deprivation, seizure of the same or the deprivation of the possession or use of the same as a result of any law or other action by the Aviation Authority or any Governmental Entity (other than where the same amounts to the circumstances provided in clause 5.3) which deprives any person entitled to have possession or use of the item of its possession or use for more than a period of [***] consecutive days; or
(g)impairment of Head Lessor's title to an Engine in connection with pooling such Engine or installation of such Engine on another airframe pursuant to Section 15.6.2; or
A Total Loss with respect to the Aircraft shall be deemed to have occurred if a Total Loss occurs with respect to the Airframe;
"Total Loss Date" means:
(a)with respect to any Total Loss set forth in paragraph (a) of the definition thereof, the earliest of (i) the date of actual loss; (ii) the date on which the loss is agreed, arranged or compromised by the insurers and (iii) [***] days after the date of notice to Sublessee's brokers or insurers claiming the loss;
(b)with respect to any Total Loss set forth in paragraph (c) or (d) of the definition thereof, the date such event, condition or circumstance occurs or, if such date is not known, the date on which the relevant property was last known to exist; and
(c)with respect to any Total Loss set forth in paragraph (b), (e) or (f) of the definition thereof, the earlier of (i) the date on which insurers make payment on the basis of a Total Loss and (ii) the expiration of the period described therein;
Sublease Agreement (MSN [__])

"Transaction Documents" means the Sublease, the ATSA, the Acceptance Certificate, the Sublessee Consent2, together with any schedules, exhibits or annexes to any of the foregoing and any side letters, supplements, amendments or modifications to any of the foregoing from time to time;
"Transition" means Delivery and/or Redelivery, as applicable;
"Transportation Code" means that portion of Title 49 of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions;
"Trust Agreement" means the trust agreement entered into, or to be entered into, between UMB Bank, N.A., in its individual capacity, and the Beneficiary;
"Trust Company" means (i) UMB Bank, National Association, a national banking association, in its individual capacity, or (ii) if UMB Bank, National Association, a national banking association, is not then serving as the owner trustee under the Trust Agreement, the successor owner trustee in its individual capacity;
"Trust Estate" has the meaning given to it in the Trust Agreement;
"TSN" means Time Since New meaning the total Flight Hours accumulated on the relevant Aircraft, Airframe, Engine or Part (or any other applicable engine or part) since new manufacture;
"Type Authority" means (A) solely in connection with the Redelivery Conditions and with Section 15.1.13 of the Sublease, the authority or agency from time to time responsible for the approval and certification of aircraft and/or engine type designs in the State of Design (as such expression is defined in Annex 8 of the Convention on International Civil Aviation) of the Aircraft, which means EASA in respect of the Airframe and EASA in respect of the Engines and (B) in all other instances, the FAA; and
"Wetlease" means any arrangement whereby Sublessee agrees to furnish the Aircraft to a third party pursuant to which the Aircraft shall be:
(a)operated pursuant to Sublessee's air operator's certificate and solely by regular employees of Sublessee possessing all current licences and certificates that are required by applicable law and the Aviation Authority;
(b)subject to the coverage afforded by the Insurances; and
(c)maintained by Sublessee in accordance with the Maintenance Programme and the Sublease.
1.2Construction In each Transaction Document, unless the context otherwise requires or it is otherwise expressly provided:
1.2.1references to clauses, paragraphs, Sections, Exhibits, Schedules, Annexes and Appendices shall be construed as references to clauses, paragraphs and Sections of and Exhibits, Schedules, Annexes and Appendices to the applicable Transaction Document;
2 NTD – To add any Airframe Warranties Agreement or Engine Warranties Agreement that may be applicable.
Sublease Agreement (MSN [__])

1.2.2references to "this Agreement" or to any other document shall include references to the applicable Transaction Document, its Recitals, its Schedules, its Appendices, its Exhibits, its Annexes or to such other document as amended, varied, supplemented, wholly or partially novated, replaced and/or restated in any manner from time to time;
1.2.3subject to Section 22 of the Sublease, references to any person shall, where relevant, be deemed to be references to or to include, as appropriate, their respective lawful and permitted successors, assigns or transferees;
1.2.4references to a "person" shall include any individual, company, corporation, firm, partnership, joint venture, department, association, organisation, institution, authority, trust or agency whether or not having a separate legal personality;
1.2.5references to any enactment shall be deemed to include references to such enactment as re-enacted, substituted, amended or extended and any subordinate legislation, rules, regulations or interpretations made under or pursuant to it;
1.2.6references to one gender shall include all genders and references to the singular shall include the plural and vice versa;
1.2.7references to the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, shareholdings, assets and revenues (including any right to receive revenues and uncalled capital);
1.2.8references to "including" and "in particular" shall not be construed restrictively but shall mean "including, without prejudice to the generality of the foregoing" and "in particular, but without prejudice to the generality of the foregoing" respectively;
1.2.9references to "law" shall include any present or future common law, statute, statutory instrument, treaty, regulation, directive, judgment, order, decree, other legislative measure, code, circular, notice, demand or injunction;
1.2.10references to the "Aircraft" shall constitute a separate reference to the Airframe, Engines, any Part and any of the Aircraft Documents, as the context may permit;
1.2.11headings and sub-headings are inserted for convenience only and shall be ignored in construing any Transaction Document;
1.2.12words or expressions defined in a Transaction Document in a clause other than this Annex A shall bear the same meaning throughout such Transaction Document unless otherwise provided in such clause or unless the context otherwise requires;
1.2.13no presumption shall arise respecting the interpretation of a Transaction Document due to the identity of the person who prepared such Transaction Document;
Sublease Agreement (MSN [__])

1.2.14references to a manual issued by the Airframe Manufacturer shall be deemed to include reference to any applicable P2F Supplement issued by the P2F Converter in respect of any P2F Affected Area; and references to recommendations or approvals of the Airframe Manufacturer shall be deemed a reference to recommendation or approval (as applicable) of the P2F Converter in respect of any P2F Affected Area;
1.2.15references to approval by an airworthiness authority (the Aviation Authority, the Type Authority, EASA or the FAA) shall mean either (i) direct approval by such authority, or (ii) approval by an entity approved by such authority to grant the relevant approval, or (iii) approval by such authority conferred pursuant to a published order of such authority, or (iv) approval based on a procedure approved by such authority, or (v) approval by such authority conferred by a relevant bilateral agreement; and
1.2.16references to an accident or incident are intended to refer to accidents or serious incidents as would be defined by Annex 13 to the Convention on International Civil Aviation (but without regard to whether or not any person was on board at the time of such accident or incident) causing actual damage to the Aircraft, the Airframe, an Engine, a Part, a Replacement Engine or a replacement part, which would prevent Sublessee or any other person having adequate knowledge and acting reasonably from issuing an Accident/Incident Statement of the type referenced in item C01 of Schedule 3 to the Sublease indicating that such Aircraft, Airframe, Engine, Part, Replacement Engine or replacement part, as applicable, has not been involved in any accident or incident during the applicable period of operation unless its airworthiness status was re-established by an approved maintenance organization in accordance with the applicable airworthiness regulations and instructions of the relevant type certificate holder and/or supplemental type certificate holder and/or Manufacturer, and supported by an authorized airworthiness release certificate.

Sublease Agreement (MSN [__])